UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

OptimumBank Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2011

A Special Meeting of Shareholders of OptimumBank Holdings, Inc.

will be held on September 28, 2011, at 10:00 A.M. at the

Executive Offices of OptimumBank located at

2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your shares at the meeting if you want to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed Proxy Card in the envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VOTE BY INTERNET

http://www.cstproxyvote.com/

24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website

http://www.cstproxyvote.com/

Have your Proxy Card in hand and follow the

instructions

VOTE BY TELEPHONE

1-866-894-0537 via touch tone phone

toll-free 24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Call 1-866-894-0537.

Have your Proxy Card in hand and follow the

instructions.

2477 East Commercial Boulevard

Fort Lauderdale, Florida 33308

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on September 28, 2011

To Our Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders of OptimumBank Holdings, Inc. (the “Company”) to be held on Wednesday, September 28, 2011, at 10:00 a.m., Eastern Standard Time, at the executive offices of OptimumBank, located at 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, for the following purposes:

1. To consider and vote upon a proposal to approve the issuance of up to 37,500,000 shares of the Company’s common stock in a proposed private placement;

2. To consider and vote upon a proposal to approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of common stock from 1,500,000 shares to 50,000,000 shares;

3. To consider and vote upon an adjournment of the special meeting, including if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 or 2; and

4. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

Shareholders of record at the close of business on August 15, 2011 are entitled to notice and to vote at the special meeting and any adjournment or postponement of the meeting.

Whether or not you plan to attend the special meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the special meeting, you will be able to vote in person, even if you have previously submitted your proxy.

If you need directions to the special meeting, please call the Company’s offices at (954) 776-2332 (Extension 101).

Chairman of the Board of Directors By Order of the

Sam Borek

Fort Lauderdale, Florida

August 31, 2011

Voting Procedures	2

Proposal No. 1: Approval for Purposes of the NASDAQ Rule 5635 of the Issuance of up to 37,500,000 Shares of the Company’s Common Stock in a Proposed Private Placement, including the Issuance of up to 5,125,000 of these Shares to the Company’s Directors and Executive Officers	4

Proposal No. 2: Amendment to the Company’s Articles of Incorporation to Increase Authorized Shares of Common Stock	11

Proposal No. 3: Approval of Possible Adjournment of the Special Meeting	13

Forward-Looking Statements	13

Principal Shareholders	14

Submission of Shareholder Proposals for 2011 Annual Meeting	15

Additional Information	16

Miscellaneous	16

Appendix A: Proposed Articles of Amendment to Articles of Incorporation	17

Appendix B: Quarterly Report on Form 10-Q for the Quarter Ended June 30, 2011

Appendix C: Annual Report on Form 10-K for the Year Ended December 31, 2010

OPTIMUMBANK HOLDINGS, INC.

2477 East Commercial Boulevard

Fort Lauderdale, Florida 33308

PROXY STATEMENT

Special Meeting of Shareholders to be held on September 28, 2011

The enclosed proxy is solicited on behalf of the Board of Directors of OptimumBank Holdings, Inc., a Florida corporation (the “Company”), for use at the special meeting of shareholders to be held on Wednesday, September 28, 2011, at 10:00 a.m., Eastern Standard Time, or at any adjournment or postponement of the meeting, for the purposes set forth in this proxy statement and in the accompanying Notice of Special Meeting.

The special meeting will be held at the executive offices of OptimumBank, located at 2477 East Commercial Boulevard, Fort Lauderdale, Florida.

The Company intends to mail this proxy statement and accompanying proxy card on or about August 31, 2011 to all shareholders entitled to vote at the special meeting.

All expenses incurred in connection with this solicitation will be paid by the Company.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be

Held on September 28, 2011

This Proxy Statement is also available at www.optimumbank.com/stockholders.html

Purposes of the Special Meeting

The special meeting has been called for the following purposes:

1. To consider and vote upon a proposal to approve the issuance of up to 37,500,000 shares of Company’s common stock in a proposed private placement;

2. To consider and vote upon a proposal to approve an amendment to the Company’s articles of incorporation to increase the number of authorized shares of common stock from 1,500,000 shares to 50,000,000 shares;

3. To consider and vote upon an adjournment of the special meeting, including if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 or 2; and

4. To transact such other business as may properly come before the special meeting or any adjournment or postponement thereof.

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VOTING PROCEDURES

How You Can Vote

You may vote your shares by proxy or in person using one of the following methods:

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Voting by Telephone. You may vote using the directions on your proxy card by calling the toll-free telephone number printed on the card. The deadline for voting by telephone is Tuesday, September 27, 2011, at 7:00 p.m., Eastern Standard Time. If you received a proxy card and vote by telephone, you need not return your proxy card.

•

Voting by Internet. You may vote over the Internet using the directions on your proxy card by accessing the website address printed on the card. The deadline for voting over the Internet is Tuesday, September 27, 2011, at 7:00 p.m., Eastern Standard Time. If you received a proxy card and vote over the Internet, you need not return your proxy card.

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Voting by Proxy Card. You may vote by completing and returning your signed proxy card. To vote using your proxy card, please mark, date and sign the card and return it by mail in the accompanying postage-paid envelope. You should mail your signed proxy card sufficiently in advance for it to be received by Tuesday, September 27, 2011.

•

Voting in Person. You may vote in person at the special meeting if you are the record owner of the shares to be voted. You can also vote in person at the special meeting if you present a properly signed proxy that authorizes you to vote shares on behalf of the record owner.

Record Date and Voting Rights

The Board has fixed the close of business on August 15, 2011, as the record date for the determination of shareholders entitled to receive notice of and to vote at the special meeting and any adjournment or postponement of the special meeting. As of the close of business on August 15, 2011, the Company had outstanding 819,358 shares of common stock, the holders of which, or their proxies, are entitled to one vote per share. The presence at the special meeting, in person or by proxy, of the holders of a majority of the shares entitled to vote at the special meeting will constitute a quorum.

How You Can Vote Shares Held by a Broker, Bank or Other Nominee

If your shares are held in the name of a broker, bank or other nominee, you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the special meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the special meeting in order to vote.

For shares held in “street name” through a broker, bank or other nominee, the broker, bank or nominee may not be permitted to exercise voting discretion with respect to the matters to be acted upon. Thus, if you do not give your broker, bank or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval.

How Your Proxy Will Be Voted

If you vote by proxy, the proxy holders will vote your shares in the manner you indicate. You may specify whether your shares should be voted:

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•	for or against the issuance of shares of common stock in the proposed private placement;

•	for or against the amendment to the Company’s Articles of Incorporation to increase the authorized number of shares of common stock from 1,500,000 shares to 50,000,000 shares; and

•

for or against granting discretionary authority to the Board of Directors to vote to adjourn the special meeting, if necessary, in order to solicit additional proxies in the event that there are not sufficient affirmative votes present at the special meeting to approve Proposals Nos. 1 and 2.

If the proxy card is signed and returned, but voting directions are not made, the proxy will be voted in favor of the proposals set forth in the accompanying “Notice of Special Meeting of Shareholders” and in such manner as the proxy holders named on the enclosed proxy card in their discretion determine upon such other business as may properly come before the special meeting or any adjournment or postponement thereof.

How You Can Revoke Your Proxy and Change Your Vote

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by:

•	attending the special meeting and voting in person;

•	delivering a written revocation to the Company’s President;

•	timely submitting another signed proxy card bearing a later date; or

•	timely voting by telephone or over the Internet as described above.

Your most current proxy card or telephone or Internet proxy is the one that will be counted.

Vote Required

Assuming the existence of a quorum, each of the proposals will be approved if the votes cast for approval of the proposal exceed the votes cast against approval. Abstentions and broker non-votes will not be counted for purposes of determining whether these proposals have received sufficient votes for approval but will be counted for determining the existence of a quorum.

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PROPOSAL NO. 1

APPROVAL FOR PURPOSES OF THE NASDAQ RULE 5635 OF THE ISSUANCE OF UP TO 37,500,000 SHARES OF THE COMPANY’S COMMON STOCK IN A PROPOSED PRIVATE PLACEMENT, INCLUDING THE ISSUANCE OF UP TO 5,125,000 OF THESE SHARES TO THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS

The Company is seeking shareholder approval for the issuance of up to 37,500,000 shares of Company’s common stock in a proposed private placement (the “Offering”), including the issuance of up to 5,125,000 of these shares to the Company’s directors and executive officers.

On July 7, 2011, the Company’s Board of Directors approved the proposed Offering of up to 37,500,000 shares at a price of $.40 per share. The closing of the Offering is subject to the sale of a minimum of 25,000,000 shares, the approval of the issuance of the shares by the Company’s shareholders, and the amendment to the Company’s articles of incorporation to increase the authorized number of shares of common stock from 1,500,000 shares to 50,000,000 shares.

If these conditions are fulfilled, the Company will receive minimum gross proceeds from the Offering of $10,000,000 and maximum gross proceeds of $15,000,000.

Why We Are Seeking Shareholder Approval

The issuance of shares in the Offering is being submitted to the shareholders at the special meeting to comply with the shareholder approval requirements of NASDAQ Rule 5635.

Under NASDAQ Rule 5635(b), companies that have securities listed on NASDAQ must obtain shareholder approval prior to the issuance of common stock when the issuance or potential issuance would result in a “change of control” as defined by NASDAQ (the “Change of Control Rule”). NASDAQ generally characterizes a transaction whereby an investor or group of investors acquires, or obtains the right to acquire, 20% or more of the voting power of an issuer on a post-transaction basis as a “change of control” for purposes of Rule 5635(b).

Under NASDAQ Rule 5635(c), as interpreted by NASDAQ, companies which have securities listed on NASDAQ must also obtain shareholder approval prior to the issuance of common stock in a private offering to the Company’s executive officers, directors and their affiliates at a price less than the market value per share (the “Insider Purchase Rule”).

Under NASDAQ Rule 5635(d), companies that have securities listed on NASDAQ must obtain shareholder approval prior to the issuance of common stock in a private offering at a price less than the greater of the book and market value per share of such common stock, if the issuance amounts to twenty percent (20%) or more of the common stock or twenty percent (20%) or more of the voting power of a company outstanding before the issuance (the “20% Rule”).

The Company’s Board of Directors has submitted this Proposal No. 1 to the Company’s shareholders for approval because the Change of Control Rule, the Insider Purchase Rule and the 20% Rule may apply to issuance of the Company’s common stock in the Offering.

The closing price of the Company’s common stock on August 15, 2011 was $.70 per share, which is greater than the offering price of $.40 per share in the Offering.

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As of August 15, 2011, the Company had issued and outstanding 819,358 shares of common stock. If the Company were to sell all 37,500,000 shares in the Offering, the investors in the Offering would acquire shares representing approximately 98% of the outstanding shares of the Company.

The executive officers and directors of the Company and the Bank have committed to purchase 5,125,000 shares in the Offering.

The approval sought under this Proposal No. 1 will be effective to satisfy the shareholder approval required by the Insider Purchase Rule and the 20% Rule. Under the NASDAQ Rule 5635, the minimum vote which will constitute shareholder approval of this Proposal No. 1 for the purposes of the Insider Purchase Rule and the 20% Rule is a majority of the total votes cast on the proposal in person or by proxy at the special meeting.

Background and Reasons for the Offering

The reason for the Offering is to raise the capital for the Company’s bank subsidiary, Optimum Bank (the “Bank”).

Starting in 2008 and continuing into 2011, the Bank has experienced a substantial increase in the level of its non-performing loans, with associated credit losses, as a result of the nationwide economic recession and the related collapse in real estate values in south Florida.

The Bank’s non-performing loans and foreclosed real estate grew from $5.2 million on December 31, 2008 to $29.4 million on December 31, 2009 and then to $37.7 million at December 31, 2010.

Most of these non-performing assets consist of real estate loans secured by commercial and residential real estate located in southeast Florida. The increase in these nonperforming loans has adversely affected the operating results and financial condition of the Company and the Bank by increasing the provision for loan losses and other legal and related expenses and by reducing income which would have been received if the loans were performing.

During the six months ended June 30, 2011, nonperforming assets, including loans and foreclosed real estate, decreased slightly by $0.3 million, or 8.0%, to $37.4 million. Nonperforming assets as a percentage of total assets increased during this period from 19.8% as of December 31, 2010 to 21.2% as of June 30, 2011, due to a reduction in overall asset size. The Bank’s allowance for loan losses as a percentage of total loans decreased during this period from 3.2% as of December 31, 2010 to 2.9% as of June 30, 2011 and the allowance for loan losses as a percentage of nonperforming assets decreased from 9.8% on December 31, 2010 to 8.3% on June 30, 2011.

Since 2008, the Bank has incurred substantial provisions for loan losses, including $15.8 million for the year ended December 31, 2009, $3.7 million for the year ended December 31, 2010, and $2.2 million for the six months ended June 30, 2011. Due to these provisions and other factors, the Company sustained net losses of $11.5 million in 2009, $8.5 million in 2010, and $3.1 million during the six months ended June 30, 2011. These net losses have significantly reduced the stockholders’ equity and the regulatory capital ratios for the Company and the Bank.

The Company’s financial condition and results of operations are discussed in detail in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011. A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 is included as

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Appendix B, and a copy of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2011 is included as Appendix C, to this Proxy Statement.

As a result of the losses incurred by the Bank and related operating issues, on April 16, 2010, the Bank consented to the issuance of an order (the “Consent Order”) by the Federal Deposit Insurance Corporation (the “FDIC”) and the State of Florida Office of Financial Regulation (the “OFR”). On June 22, 2010, the Company entered into a written agreement (the “Written Agreement”) with the Board of Governors of the Federal Reserve System (the “Federal Reserve”).

The Consent Order requires, among other things, that the Bank to achieve and maintain a tier 1 leverage capital ratio of at least 8.0% of the Bank’s total average assets and a total risk-based capital ratio of at least 12% of its total risk-weighted assets by July 14, 2010. At June 30, 2011, the Bank reported tier 1 leverage and total risk-based capital ratios of 2.64% and 4.96%, respectively, which are significantly below the required amounts. At June 30, 2011, the Bank would have needed approximately $9.8 million in additional regulatory capital to meet the capital requirements of the Consent Order.

The failure of the Bank to comply with the Consent Order could result in the initiation of further enforcement actions by the FDIC or OFR, including the imposition of civil monetary penalties, the imposition of further operating restrictions and, ultimately, the closing of the Bank.

During the last two years, the Company has taken a number of actions to strengthen the Company’s balance sheet, including the sale of assets and the reduction of certain operating expenses. These efforts have been partially successful in reducing the level of the Bank’s losses, but the Bank still requires additional capital in order to meet the capital requirements of the Consent Order and to return to profitability.

During the last two years, the Company has also attempted to raise capital through several private offerings of the Company’s shares, and to seek an acquisition of the Company or the Bank by another financial institution or strategic purchaser. These efforts have not been successful due to the ongoing losses and deteriorating financial condition of the Company and the Bank.

In July 2011, the Board of Directors of the Company determined that the proposed Offering was the only viable alternative to increase the capital of the Bank.

Reason for the Offering

The reason for the Offering is to raise capital for the Bank.

The leverage capital ratio of the Bank declined to 2.64% at June 30, 2011. Once the leverage capital ratio of the Bank falls to 2% or less, the Bank is considered “critically undercapitalized” under regulations of the FDIC, and the FDIC generally has 90 days to place the Bank into a receivership. Without the infusion of capital from the Offering, it is likely that the Bank’s leverage ratio will fall below 2% by December 31, 2011, and the Bank will be placed into receivership by the FDIC within the first six months of 2012.

If the Offering is successfully completed, the Company will receive a minimum of $10,000,000 and a maximum of $15,000,000 in gross proceeds. Assuming that the Company does not pay any commissions in connection with the Offering, the Company will receive a minimum of $9,925,000 and a maximum of $14,925,000 in net proceeds. If all of these proceeds had been contributed to the Bank as of June 30, 2011, the Bank’s tier 1 leverage and total risk-based capital ratios (on a pro forma basis) would have been 8.06% and 12.56%, respectively at the minimum proceeds and 10.8% and 16.39%, respectively at the maximum proceeds. The actual improvement in the capital ratios will depend on

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the actual amount of proceeds from the Offering, the closing date of the Offering and the level of the Bank’s losses between June 30, 2011 and the date of the closing. In any case, the completion of the Offering should provide the Bank with enough capital to continue in operation for at least the next three years, assuming that the level of the Bank’s losses does not increase. This should provide the Company and the Bank with the opportunity to implement additional actions to improve the capital and profitability of the Bank, such as reducing problem loans and the related expenses, resuming lending activities, raising additional capital and modifying the Bank’s business plan.

The Board of Directors therefore believes that it is crucial for the Company to complete the Offering in order to avoid an FDIC receivership.

Purchase Price of the Offering

In approving the terms of the proposed Offering, the Board considered the fairness, from a financial point of view, of the price of $.40 per share. The Board determined that the price was fair in light of the following factors:

•	The book value of the Company’s common stock at March 31, 2011, which was $2.05 per share.

•	The Company’s continuing losses after March 31, 2011.

•	The Company’s discussions with prospective purchasers regarding their willingness to invest in the Company at the price of $.40 per share.

•	The Company’s unsuccessful prior efforts to raise capital at a higher price per share.

•	The Company’s urgent need to raise capital.

The Board did not engage any third parties to assist the Board in its determination of the offering price due to the Company’s limited resources.

Status of Offering

The Company commenced the Offering in July 2011. As of August 29, 2011, the Company had received commitments from 24 investors to purchase a total of 15,937,500 shares in the Offering, consisting of the following:

•

Eighteen investors have entered into binding subscription agreements with the Company for the purchase of 3,937,500 shares. These investors have also deposited $1,575,000 in escrow to fund the purchase of their shares.

•

Six investors have entered into binding purchase agreements with the Company for the purchase of 12,000,000 shares. These investors have agreed to deposit $4,800,000 in escrow on or before September 24, 2011 to fund the purchase of their shares.

None of the investors is expected to purchase shares that will result in such shareholder owning more than 9.9% of the Company’s common stock after the Offering.

The Company is continuing to hold discussions with prospective investors identified by the Company and its directors and officers.

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Assuming that the shareholders approve this Proposal No. 1 and Proposal No. 2, and the Company obtains subscriptions or commitments for at least 9,062,500 more shares from investors, then the Company expects to complete the sale of the shares not later than September 30, 2011.

Proposed Increase in Authorized Common Stock

The Company is also seeking shareholder approval to increase the Company’s authorized common stock from 1,500,000 shares to 50,000,000 shares as discussed in Proposal No. 2 in this proxy statement. Unless the proposal to increase the authorized common stock is approved, the Company will not be able to complete the Offering of the shares.

Possible Purchases by Executive Officers and Directors

The executive officers and directors of the Company and the Bank have indicated that they intend to purchase either directly or through affiliates up to 5,125,000 shares in the Offering. The maximum amounts which may be purchased by each executive officer, director or his affiliates are as follows:

Name of Executive Officer or Director	Maximum Number to be Purchased

Moishe Gubin	2,500,000

Sam Borek	2,500,000

Wendy Mitchler	125,000

Moishe Gubin, Sam Borek and Wendy Mitchler have committed to purchase 2,500,000, 2,500,000, and 125,000 shares, respectively, in the Offering. Except for these individuals, the executive officers and directors of the Company and the Bank are not expected to purchase any shares in the Offering.

Plan of Distribution

The Shares have been offered on behalf of the Company by the officers, directors and employees of the Company and the Bank.

The Company has reserved the right to engage third parties to assist in the Offering of the shares, to pay them fees or other compensation that will not exceed six percent (6%) of the gross proceeds received from the sale of the shares and to issue them common stock purchase warrants on terms to be determined by the Company.

The Company previously entered into an agreement with CP Capital, Inc., a registered securities broker-dealer (“CP Capital”), pursuant to which the Company agreed to pay CP Capital a placement fee of six percent (6%) on the amounts invested by investors introduced by CP Capital. Although the term of the agreement with CP Capital has expired, the Company remains obligated to pay CP Capital a fee of six percent (6.0%) of the gross proceeds received by the Company from investors previously introduced by CP Capital who participate in this offering. The Company does not currently expect to pay any fees to CP Capital.

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If the Company does pay fees to any third parties, the net proceeds to the Company will be reduced by up to $600,000 in the case of the minimum offering and $900,000 in the case of the maximum offering.

Investors

The Company currently plans to sell the shares in the Offering exclusively to investors who are “accredited investors” under Rule 501 of Regulation D promulgated by the SEC under the Securities Act. This proxy statement does not constitute an offer to sell or a solicitation to buy any of the shares.

Maximum Purchase – 9.99% Ownership Limitation

No investor may acquire shares in the Offering which would result in the investor owning more than 9.99% of the Company’s common stock following the completion of the Offering, except with the written approval of the Company and any applicable regulatory authorities. The Company does not currently expect to permit any investor to exceed this limitation.

Registration of Common Stock

The Company will grant each investor who acquires shares in the Offering limited registration rights. The Company will generally be obligated to register, at its expense, the shares held by such investors as soon as practicable after the issuance of the shares, subject to certain conditions, including: (i) the Company will not be required to file registration statements on behalf of all investors more than one time (except in connection with certain piggyback registration rights); and (ii) the Company will not be required to register any Shares unless the offering of the Shares can be registered on Form S-3.

Use of Proceeds

The Company will receive a minimum of $10,000,000 and maximum of $15,000,000 in gross proceeds from the offering. Assuming that the Company does not pay any placement fees or other compensation in connection with the sale of the shares, the Company will receive net proceeds of $9,925,000 and $14,925,000 after the payment of other offering expenses. If the Company does pay fees or compensation in connection with the offering, the net proceeds to the Company will be reduced by up to $600,000 in the case of the minimum offering and $900,000 in the case of the maximum offering.

The Company will use the proceeds of the Offering for the following purposes:

•	to make capital contributions to the Bank to increase the capital of the Bank.

•	to establish a capital reserve at the Company to support the future operation and growth of the Company and the Bank.

The Bank will utilize the amounts received from the Company to make loans and purchase investment securities.

Impact of the Issuance of Common Stock on Existing Shareholders

If this Proposal No. 1 is approved and the Company sells all of the shares in the Offering, these shares would represent 98% of the shares of the Company’s common stock then outstanding. If this occurred, the Company’s existing shareholders would hold only 2% of the Company’s outstanding capital stock and would have relatively little influence over the Company’s affairs.

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The issuance of the shares may result in a change in ownership as defined by Section 382 of the Internal Revenue Code of 1986, as amended (the “Code”). Pursuant to Sections 382 and 383 of the Code, the annual use of the Company’s net operating losses (“NOLs”) will be limited if there is a cumulative change of ownership (as that term is defined in Section 382(g) of the Code) of greater than 50% in the past three years. If a Section 382 ownership change occurs, there would be a substantial limitation on the Company’s ability to utilize its NOLs to offset future taxable income. At June 30, 2011, the Company had approximately $12.1 million of NOL carryforwards for federal income tax purposes, and approximately $23.0 million of NOL carryforwards for Florida state income tax purposes. There is no assurance, however, that the Company will generate taxable income in the future against which the NOLs could be applied.

Dissenters’ Rights

Under Florida law, shareholders are not entitled to dissenters’ rights with respect to the transactions contemplated by this Proposal No. 1.

Impact if Proposal No. 1 is Not Approved

The sale of the Shares is contingent upon the approval of the Company’s shareholders of this Proposal No. 1.

If the Company is unable to complete the sale of the shares in the Offering, then the Company intends to seek alternative funding for the Bank. However, the Company is uncertain whether the alternative funding would be available, or even if available, whether it would be on terms less favorable to the Company. If the Company is unsuccessful in obtaining additional funding, then it is likely that the Bank will be closed by the FDIC.

Vote Required

Under the NASDAQ Rules, the minimum vote which will constitute shareholder approval of this Proposal No. 1 for the purposes of the NASDAQ Rule 5635 is the affirmative vote of a majority of the total votes cast on this Proposal No. 1.

Assuming the existence of a quorum, Proposal No. 1 will be approved if the number of shares voted in favor of the proposal to approve the issuance of shares of common stock in the Offering exceeds the number of shares voted against the proposal. As such, abstentions and broker non-votes will not affect the outcome of the vote but will be counted for determining the existence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL No. 1.

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PROPOSAL NO. 2

AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE

AUTHORIZED SHARES OF COMMON STOCK

Overview

The Company’s board of directors has unanimously approved a proposal to amend its articles of incorporation to increase the authorized shares of common stock of the Company from 1,500,000 shares to 50,000,000 shares, subject to stockholder approval. The board has declared this amendment to be advisable and recommended that this proposal be presented to the Company’s stockholders for approval. The text of the form of proposed amendment to Company’ articles of incorporation to increase the authorized shares of common stock of Company to 50,000,000 shares is attached to this proxy statement as Appendix A.

If the Company’s stockholders approve this Proposal No. 2 and Proposal No. 1 to approve the issuance of Company common stock in the Offering, the Company expects to file articles of amendment to the Company’s articles of incorporation with the Secretary of State of the State of Florida to increase the number of authorized shares of common stock immediately prior to the proposed Offering. Upon filing, the articles of amendment to the Company’ articles of incorporation will increase the number of authorized shares of common stock from 1,500,000 to 50,000,000.

On August 15, 2011, the record date for the Company special meeting, the Company had an aggregate of 819,358 shares outstanding, and had reserved approximately 58,947 shares of common stock for issuance under outstanding stock options.

The primary reason for this increase in the authorized shares is to complete the Offering. Nevertheless, if the Company’ stockholders approve the amendment but do not approve Proposal No. 1 to approve the issuance of shares in the Offering, the Company’s board will file the amendment in order to facilitate the sale of shares in the future.

Reasons for the Increase in Authorized Shares

The primary reason for the increase in authorized shares is to complete the Offering. At present, the Company does not have sufficient authorized shares of its common stock in order to complete the Offering. Additionally, the approval of the amendment is a closing condition to the obligations of the investors in the Offering.

Although at present, apart from the shares to be issued pursuant to the Offering and pursuant to its outstanding stock options, the Company has no commitments or agreements to issue additional shares of common stock, it desires to have additional shares available to provide additional flexibility to use its capital stock for business and financial purposes in the future. In this regard, in connection with Company’ evaluation of its strategic and financing alternatives, Company may determine to issue additional shares of its common stock at any time following the completion of the Offering. In addition, the additional shares may be used for various purposes without further stockholder approval, except as may be required by applicable law, regulations promulgated by government agencies, the rules of the NASDAQ or other market or exchange on which Company common stock is then listed. These purposes may include, among others:

•	raising capital;

11

•	providing equity incentives to employees, officers or directors;

•	establishing strategic relationships with other companies; and

•	expanding the business of the Company through the acquisition of other financial institutions.

The terms of additional shares of common stock will be identical to those of the currently outstanding shares of the Company’s common stock. However, because holders of the Company’s common stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of any additional shares of common stock authorized as a result of the increase in the number of authorized shares of common stock will substantially reduce the current stockholders’ percentage of ownership interest in the total outstanding shares of common stock.

Effects of the Increase in Authorized Shares

Assuming that the Offering is completed, the Company will issue a minimum of 25,000,000 shares and a maximum of 37,500,000 shares. This would increase the total number of outstanding shares from 819,358 shares to either 25,819,358 shares or 38,319,358 shares. As a result, the number of authorized but unissued shares would be either 24,180,642 or 11,680,642.

In addition to the effect of the Offering, the proposed increase in the authorized number of shares of common stock could have a number of other effects on the stockholders of the Company depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company. Similarly, the issuance of additional shares to certain persons allied with the Company’ management could have the effect of making it more difficult to remove the Company’ management by diluting the stock ownership or voting rights of persons seeking to cause such removal.

The proposed amendment to Company’s articles of incorporation to increase the number of authorized shares of common stock from 1,500,000 shares to 50,000,000 shares will be effective upon the filing of the articles of amendment with the Secretary of State of the State of Florida. The Company expects to file such proposed amendment immediately prior to the completion of the proposed Offering. As previously noted, the proposed amendment to the Company’ articles of incorporation to increase the number of authorized shares of common stock is a condition to the consummation of the Offering.

Vote Required; Recommendation of Company Board of Directors

Assuming the existence of a quorum, this proposal will be approved if the number of shares voted in favor of this Proposal No. 2 exceeds the number of shares voted against the proposal. As such, abstentions and broker non-votes will not affect the outcome of the vote, but will be counted for determining the existence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 2 TO APPROVE AN AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMMON STOCK TO 50,000,000 SHARES.

12

PROPOSAL NO. 3:

POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING

If the Company fails to receive a sufficient number of votes to approve any of Proposal Nos. 1 or 2, the Company’s Board of Directors may propose to adjourn the special meeting, if a quorum is present, for a period of not more than 30 days for the purpose of soliciting additional proxies to approve any of Proposal Nos. 1 or 2. The Company currently does not intend to propose adjournment at the special meeting if there are sufficient votes to approve each of Proposal Nos. 1 or 2.

Vote Required; Recommendation of the Company Board of Directors

Assuming the existence of a quorum, this proposal will be approved if the number of shares voted in favor of this Proposal No. 3 exceeds the number of shares voted against the proposal.

The failure to submit a proxy card or vote at the special meeting, or an abstention, vote withheld or “broker non-votes” will be counted towards a quorum but will have no effect on the outcome of this Proposal No. 3.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT ALL STOCKHOLDERS VOTE “FOR” PROPOSAL NO. 3 TO ADJOURN THE SPECIAL MEETING, IF NECESSARY, IF A QUORUM IS PRESENT, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF PROPOSAL NOS. 1 AND 2.

PROPOSAL NO. 4

OTHER MATTERS

The Board of Directors does not know of any other matters which will be presented for consideration at the special meeting. If any other matters are properly brought before the special meeting, the proxy holders will vote on such matter in accordance with their best judgment.

FORWARD-LOOKING STATEMENTS

Information in this Proxy Statement contains forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially, including without limitation, the inability to comply with the requirements of the Consent Order, delays in obtaining or failure to receive any required regulatory approvals necessary for the Offering, the possibility that fewer than the required number of the Company’s shareholders vote to approve the issuance of common stock under the terms of the Offering or the amendment to the Articles of Incorporation, and other uncertainties arising in connection with the Offering. Additional factors that could cause actual results to differ materially are discussed in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including without limitation its Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. The Company does not undertake a duty to update any forward-looking statements in this Proxy Statement.

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PRINCIPAL SHAREHOLDERS

The following table sets forth, as of August 15, 2011, the number and percentage of shares of the Company’s outstanding common stock which are beneficially owned, directly or indirectly, by:

•	each shareholder who owns more than 5% of the outstanding shares; and

•	each of the directors and executive officers of the Company and the Bank.

The Company determines beneficial ownership based on the rules of the SEC. In general, beneficial ownership includes shares over which a person has sole or shared voting or investment power and shares which he has the right to acquire within 60 days of August 15, 2011. Unless otherwise indicated, the persons listed have sole voting and investment power or have shared voting and investment power with a spouse over the shares beneficially owned.

Name and Address of Beneficial Owners:*	Number of Shares Beneficially Owned			Percent of Class

Directors and Executive Officers:

Sam Borek, Chairman of the Board	53,549	(1)		6.48%

Richard L. Browdy, President, Chief Financial Officer and Director of the Company and the Bank	29,419	(2)		3.48%

Larry Willis, Director of the Company and the Bank	26,898	(3)		3.25%

Wendy Mitchler, Director of the Company and the Bank	7,396	(4)		.90%

Robert Acri, Director of the Company and the Bank	—			—

Thomas A. Procelli, Executive Vice President and Director of the Bank	12,101	(5)		1.46%

Moishe Gubin, Director of OptimumBank	—			—

Howard Zusman, Senior Vice President of Lending of the Bank	—			—

All directors and executive officers as a group (8 persons)	129,363	(6	)(7)	14.84%

Other Greater than 5% Shareholders

H. David Krinsky	86,824	(8)		10.60%

Hillard Garlovsky	56,299	(9)		6.87%

*	Unless otherwise indicated, the address of each of our directors and executive officers is OptimumBank Holdings, Inc., 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308.

14

Notes to beneficial ownership table:

(1)	Includes options to acquire 7,596 shares of common stock; 225 shares held by wife; 10,119 shares held by an entity controlled by reporting person; and 22,848 shares pledged as security.

(2)	Includes options to acquire 25,069 shares of common stock; 62 shares held by children.

(3)	Includes options to acquire 7,596 shares of common stock; 31 shares held by daughter and 17,445 shares held by an entity controlled by reporting person.

(4)	Includes options to acquire 4,558 shares of common stock.

(5)	Includes options to acquire 7,596 shares of common stock, and 53 shares held by wife.

(6)	Includes options to acquire 52,415 shares of common stock.

(7)	Calculated based on 819,358 shares of common stock outstanding as of August 15, 2011, plus options exercisable within sixty days of August 15, 2011 for the individual or the group, as applicable.

(8)	The ownership information is based on a Form 4 dated September 1, 2009, filed with the SEC by H. David Krinsky. Includes 3,039 shares held by an entity controlled by reporting person and 2,432 shares held by children.

(9)	The ownership information is based entirely on the information contained in a Schedule 13G, dated January 25, 2009, filed with the SEC by Hillard Garlovsky.

SUBMISSION OF SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Any proposals which shareholders intend to present for a vote at the Company’s 2011 Annual Meeting of Shareholders, and which such shareholders desire to have included in the Company’s proxy materials relating to that meeting, were required to be received by the Company on or before August 1, 2011, which was 120 calendar days prior to the anniversary of the proxy statement relating to the Company’s 2010 Annual Meeting of Shareholders. Proposals received after that date will not be considered for inclusion in such proxy materials.

If a shareholder intends to present a matter for a vote at the 2011 Annual Meeting of Shareholders, other than by submitting a proposal for inclusion in the Company’s Proxy Statement for that meeting, the shareholder must give timely notice in accordance with SEC rules. To be timely, a shareholder’s notice must be received by the Company’s President at its principal office, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on or before November 14, 2011, which is not later than the close of business on the 45th day prior to the first anniversary of the proxy statement relating to the Company’s 2010 Annual Meeting of Shareholders. It is requested that such notice set forth (a) as to each matter the shareholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; and (b) the name and record address of the shareholder, the class and number of shares of common stock of the Company that are beneficially owned by the shareholder and any material interest of the shareholder in such business.

15

ADDITIONAL INFORMATION

Shareholders Sharing the Same Last Name and Address. Only one Proxy Statement may be delivered to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company will deliver promptly upon written or oral request a separate copy of the Proxy Statement to a shareholder at a shared address to which a single copy of the documents was delivered. Requests for additional copies should be directed to Richard L. Browdy, President, OptimumBank Holdings, Inc., 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308 (telephone number 954-776-2332). Shareholders sharing an address and currently receiving a single copy may contact Mr. Browdy as described above to request that multiple copies be delivered in the future. Shareholders sharing an address and currently receiving multiple copies may request delivery of a single copy in the future by contacting Mr.  Browdy as described above.

MISCELLANEOUS

Costs of Soliciting Proxies. The Company will pay all expenses incurred in connection with this solicitation, including postage, printing, handling and the actual expenses incurred by custodians, nominees and fiduciaries in forwarding proxy materials to beneficial owners. Additionally, the Company has engaged Morrow & Co., LLC, to assist in the distribution of proxy materials and the solicitation of proxies by mail, telephone, facsimile, or personal meetings. The Company estimates the fees of Morrow & Co., LLC, to be $5,000 plus expenses. In addition to solicitation by mail, certain of the Company’s officers, directors and regular employees, who will receive no additional compensation for their services, may solicit proxies by telephone, personal communication or other means. The Company will also reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding proxy soliciting materials to the beneficial owners.

16

Appendix A

PROPOSED ARTICLES OF AMENDMENT

TO

THE ARTICLES OF INCORPORATION

OF

OPTIMUMBANK HOLDINGS, INC.

The Articles of Incorporation, as amended, of OPTIMUMBANK HOLDINGS, INC., a Florida corporation (the “Corporation”), are hereby amended pursuant to the provisions of Section 607.10025 of the Florida Business Corporation Act, and such amendments are set forth as follows:

FIRST: The name of the Corporation is “OptimumBank Holdings, Inc.”

SECOND: The first sentence of the first paragraph (a) of Article III is hereby deleted in its entirety and replaced with the following:

(a)	The aggregate number of shares of stock of all classes that the corporation shall have authority to issue is 56,000,000 shares, of which 50,000,000 shares shall be common stock, $.01 par value per share (“Common Stock”), and of which 6,000,000 shares shall be preferred stock, no par value (“Preferred Stock”).

THIRD: The undersigned hereby certifies that the only voting group entitled to vote on the amendments contained in these Articles of Amendment was the holders of shares of Corporation’s common stock. These Articles of Amendment were duly adopted by the shareholders on September [    ], 2011 at the Corporation’s special meeting of shareholders. The number of vote cast for the amendments above by the shareholders was sufficient for their approval.

IN WITNESS WHEREOF, the undersigned has executed these Articles of Amendment, effective as of this      day of                     , 2011.

OPTIMUMBANK HOLDINGS, INC.

By:
Richard L. Browdy
President

17

APPENDIX B

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 10-Q

(Mark One)

☒	QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the quarterly period ended June 30, 2011

or

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission file number 000-50755

OPTIMUMBANK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-50755
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2477 East Commercial Boulevard, Fort Lauderdale, FL 33308

(Address of principal executive offices)

954-776-2332

(Registrant’s telephone number, including area code)

N/A

(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☒    No  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See the definition of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act (check one):

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).    Yes  ☐    No  ☒

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date: 819,358 shares of Common Stock, $.01 par value, issued and outstanding as of August 12, 2011

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

1

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

PART I. FINANCIAL INFORMATION

Item 1. Financial Statements

Condensed Consolidated Balance Sheets

(Dollars in thousands, except per share amounts)

	June 30,	December 31,
	2011	2010
	(Unaudited)
Assets

Cash and due from banks	$846	$1,027
Interest-bearing deposits with banks	926	186
Federal funds sold	20,516	13,154

Total cash and cash equivalents	22,288	14,367

Securities available for sale	38,851	0
Securities held to maturity (fair value of $100 and $48,839)	100	51,057
Loans, net of allowance for loan losses of $3,075 and $3,703	102,138	113,542
Federal Home Loan Bank stock	2,672	3,173
Premises and equipment, net	2,736	2,796
Foreclosed real estate, net	5,734	3,215
Accrued interest receivable	597	644
Income taxes receivable	772	772
Other assets	269	739

Total assets	$176,157	$190,305

Liabilities and Stockholders’ Equity (Deficit)

Liabilities:
Noninterest-bearing demand deposits	417	309
Savings, NOW and money-market deposits	35,882	36,654
Time deposits	101,272	111,275

Total deposits	137,571	148,238

Federal Home Loan Bank advances	31,700	31,700
Junior subordinated debenture	5,155	5,155
Advanced payment by borrowers for taxes and insurance	1,051	806
Official checks	854	815
Other liabilities	993	756

Total liabilities	177,324	187,470

Stockholders’ equity (deficit):
Preferred stock, no par value; 6,000,000 shares authorized, no shares issued or outstanding	0	0
Common stock, $.01 par value; 1,500,000 shares authorized, 819,358 shares issued and outstanding	8	8
Additional paid-in capital	19,071	19,071
Accumulated deficit	(19,371)	(16,244)
Accumulated other comprehensive loss	(875)	0

Total stockholders’ equity (deficit)	(1,167)	2,835

Total liabilities and stockholders’ equity (deficit)	$176,157	$190,305

See Accompanying Notes to Condensed Consolidated Financial Statements.

2

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010

Interest income:
Loans	$1,197	$1,588	$2,486	$3,489
Securities	500	494	1,029	1,424
Other	14	19	29	33

Total interest income	1,711	2,101	3,544	4,946

Interest expense:
Deposits	498	698	1,048	1,456
Borrowings	384	420	765	1,304

Total interest expense	882	1,118	1,813	2,760

Net interest income	829	983	1,731	2,186

Provision for loan losses	860	1,501	894	2,193

Net interest income (expense) after provision for loan losses	(31)	(518)	837	(7)

Noninterest income:
Service charges and fees	6	6	16	17
Loan prepayment fees	0	2	6	6
Gain on sale of securities	153	0	153	1,344
Other	46	7	46	10

Total noninterest income	205	15	221	1,377

Noninterest expenses:
Salaries and employee benefits	461	488	937	910
Occupancy and equipment	134	150	267	302
Data processing	49	49	101	97
Professional fees	459	485	849	783
Insurance	113	13	227	27
Stationary and supplies	8	12	17	23
Foreclosed real estate	592	241	983	283
Regulatory assessment	160	131	381	319
Loss on early extinguishment of debt	0	0	0	3,699
Other	168	52	423	157

Total noninterest expenses	2,144	1,621	4,185	6,600

Net loss	$(1,970)	$(2,124)	$(3,127)	$(5,230)

Net loss per share:
Basic	$(2.40)	$(2.59)	$(3.82)	$(6.38)

Diluted	$(2.40)	$(2.59)	$(3.82)	$(6.38)

Dividends per share	$0	$0	$0	$0

See Accompanying Notes to Condensed Consolidated Financial Statements.

3

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Condensed Consolidated Statements of Stockholders’ Equity (Deficit)

Six Months Ended June 30, 2011 and 2010

(Dollars in thousands)

	Common Stock		Additional Paid-In Capital	Accumulated Deficit	Accumulated Other Comprehensive Loss	Total Stockholders’ Equity (Deficit)
	Shares	Amount

Balance at December 31, 2009	3,276,842	$33	$19,046	$(7,791)	$0	$11,288

Net loss for the six months ended June 30, 2010 (unaudited)	0	0	0	(5,230)	0	(5,230)

Balance at June 30, 2010 (unaudited)	3,276,842	$33	$19,046	$(13,021)	$0	$6,058

Balance at December 31, 2010	819,358	$8	$19,071	$(16,244)	$0	$2,835

Comprehensive loss:
Net loss for the six months ended June 30, 2011 (unaudited)	0	0	0	(3,127)	0	(3,127)

Unrealized loss on securities available for sale (unaudited)	0	0	0	0	(875)	(875)

Comprehensive loss (unaudited)	0	0	0	0	0	(4,002)

Balance at June 30, 2011 (unaudited)	819,358	$8	$19,071	$(19,371)	$(875)	$(1,167)

See Accompanying Notes to Condensed Consolidated Financial Statements.

4

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Condensed Consolidated Statements of Cash Flows (Unaudited)

(In thousands)

	Six Months Ended June 30,
	2011	2010
Cash flows from operating activities:
Net loss	$(3,127)	$(5,230)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	65	86
Provision for loan losses	894	2,193
Deferred income taxes	0	772
Increase in income taxes receivable	0	(772)
Gain on sale of securities	(153)	(1,344)
Loss on early extinguishment of debt	0	3,699
Net amortization of fees, premiums and discounts	78	(5)
Decrease in other assets	470	29
Loss on sale of foreclosed real estate	166	82
Write-down of foreclosed real estate	704	126
Decrease in accrued interest receivable	47	315
Increase (decrease) in official checks and other liabilities	276	(48)

Net cash used in operating activities	(580)	(97)

Cash flows from investing activities:
Purchases of securities held to maturity	(5,048)	0
Principal repayments of securities held to maturity	5,428	5,019
Net decrease in loans	5,443	8,099
Proceeds from sale of securities	10,961	45,428
Purchase of premises and equipment	(5)	(8)
Proceeds from sale of foreclosed real estate, net	1,643	503
Redemption of Federal Home Loan Bank stock	501	0

Net cash provided by investing activities	18,923	59,041

Cash flows from financing activities:
Net (decrease) increase in deposits	(10,667)	17,224
Net decrease in other borrowings	0	(44,764)
Net increase in advance payments by borrowers for taxes and insurance	245	483
Repayments of Federal Home Loan Bank advances	0	(26,735)

Net cash used in financing activities	(10,422)	(53,792)

Net increase in cash and cash equivalents	7,921	5,152

Cash and cash equivalents at beginning of the period	14,367	36,784

Cash and cash equivalents at end of the period	$22,288	$41,936

(continued)

5

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Condensed Consolidated Statements of Cash Flows (Unaudited), Continued

(In thousands)

	Six Months Ended June 30,
	2011	2010

Supplemental disclosure of cash flow information:
Cash paid during the period for-
Interest	$1,744	$2,860

Noncash investing and financing activities:
Change in accumulated other comprehensive loss, net change in unrealized loss on securities available for sale	$(875)	$0

Transfer of securities held to maturity to available for sale	$50,534	$0

Loans transferred to foreclosed real estate	$5,032	$533

See Accompanying Notes to Condensed Consolidated Financial Statements.

6

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited)

(1)	General. OptimumBank Holdings, Inc. (the “Holding Company”) is a one-bank holding company and owns 100% of OptimumBank (the “Bank”), a state (Florida)-chartered commercial bank. The Bank’s wholly-owned subsidiaries are OB Real Estate Management, LLC, OB Real Estate Holdings, LLC and OB Real Estate Holding 1503, LLC, all of which were formed in 2009, OB Real Estate Holdings 1695, OB Real Estate Holdings 1669, OB Real Estate Holdings 1645 and OB Real Estate Holdings 1565, all formed in 2010 and OB Real Estate Holdings 1443 and OB Real Estate Holdings 1620, formed in 2011. The Holding Company’s only business is the operation of the Bank and its subsidiaries (collectively, the “Company”). The Bank’s deposits are insured up to applicable limits by the Federal Deposit Insurance Corporation (“FDIC”). The Bank offers a variety of community banking services to individual and corporate customers through its three banking offices located in Broward County, Florida. OB Real Estate Management, LLC is primarily engaged in managing foreclosed real estate. This subsidiary had no activity in 2011 and 2010. All other subsidiaries are primarily engaged in holding and disposing of foreclosed real estate.

In the opinion of management, the accompanying condensed consolidated financial statements of the Company contain all adjustments (consisting principally of normal recurring accruals) necessary to present fairly the financial position at June 30, 2011, and the results of operations for the three- and six-month periods ended June 30, 2011 and 2010. The results of operations for the three and six months ended June 30, 2011, are not necessarily indicative of the results to be expected for the full year.

Going Concern. The Company’s continuing high levels of nonperforming assets, declining net interest margin, continuing high levels of noninterest expenses related to the credit problems, and eroding regulatory capital raise substantial doubt about the Company’s ability to continue as a going concern.

The Bank has not complied with its regulatory capital requirements set forth in the Consent Order issued by the FDIC and the Florida Office of Financial Regulation (“OFR”) discussed in Note 9, or contained in the FDIC regulatory framework for prompt corrective action. The Company needs to raise substantial additional capital for it return to profitability and continue operations. The Company is currently conducting a private placement offering of its common stock to increase regulatory capital. There can be no assurance, however, that the Company will raise sufficient capital, if any, in the current private placement offering, to meet the Bank’s capital requirements. Further, there can be no assurance that other financing alternatives or recapitalization plans will be available, forthcoming or successfully implemented, or receive regulatory approval. If the Company is unable to raise capital and the Bank’s regulatory capital levels continue to decline to a level that would cause the Bank to be considered critically undercapitalized (a ratio of tangible equity to total assets equal to or less than 2.0%), it is likely that the regulators will take additional enforcement action against the Bank, including placing the Bank into conservatorship or receivership, to protect the interests of depositors insured by the FDIC.

(continued)

7

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(1)	General, Continued.

Comprehensive Loss. Generally accepted accounting principles generally requires that recognized revenue, expenses, gains and losses be included in net loss. Although certain changes in assets and liabilities, such as unrealized gains and losses on available for sale securities, are reported as a separate component of the equity section of the consolidated balance sheet, such items along with net loss, are components of comprehensive loss. The only component of other comprehensive loss is the net change in the unrealized loss on the securities available for sale.

Income Taxes. During the year ended December 31, 2009, the Company assessed its earnings history and trend over the past year and its estimate of future earnings, and determined that it is more likely than not that the deferred tax asset will not be realized in the near term. Accordingly, a valuation allowance was recorded against the net deferred tax asset for the amount not expected to be realized in the future. Based on the available evidence in 2010 and 2011, the Company determined that it is still more likely than not that the deferred tax assets will not be realized in the near term. Accordingly, the valuation allowance was increased in 2010 and 2011 to offset the increase in the net deferred tax asset.

Recent Accounting Standards Update. In January 2010, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2010-06, Improving Disclosures about Fair Value Measurements (Topic 820), which amends the guidance for fair value measurements and disclosures. The guidance in ASU 2010-06 requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. Furthermore, ASU 2010-06 requires a reporting entity to present separately information about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs; clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value; and amends guidance on employers’ disclosures about postretirement benefit plan assets to require that disclosures be provided by classes of assets instead of by major categories of assets. The ASU was effective for interim and annual reporting periods beginning January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements. Those disclosures were effective January 1, 2011 and for interim periods thereafter. In the period of initial adoption, entities will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. The adoption of this guidance did not have a material impact on the Company’s consolidated financial statements.

(continued)

8

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(1)	General, Continued.

Recent Accounting Standards Update, Continued. In July 2010, the FASB issued ASU No. 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The new disclosures will require significantly more information about credit quality in a financial institution’s loan portfolio. This statement addresses only disclosures and does not change recognition or measurement of the allowance. For public entities, the disclosures as of the end of a reporting period was effective for interim and annual reporting periods ending on December 31, 2010. The disclosures about activity that occurs during a reporting period was effective for interim and annual reporting periods beginning on or after January 1, 2011. The adoption of the ASU did not have a material impact on the Company’s consolidated financial statements.

In April 2011, the FASB issued ASU No. 2011-02, Receivables (Topic 310) A Creditor’s Determination of Whether a Restructuring Is a Troubled Debt Restructuring. This amends the guidance for troubled debt restructurings. The guidance clarifies the guidance on a creditor’s evaluation of whether it has granted a concession and whether a debtor is experiencing financial difficulties. For public entities, the amendments are effective for first interim or annual period beginning on or after June 15, 2011 and should be applied retrospectively to the beginning of the annual period of adoption. The adoption of the ASU is not expected to have a material impact on the Company’s consolidated financial statements.

(2)	Securities. Securities have been classified according to management’s intent. The carrying amount of securities and approximate fair values are as follows (in thousands):

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
At June 30, 2011:
Securities Available for Sale-
Mortgage-backed securities	$39,726	$165	$(1,040)	$38,851

Security Held to Maturity-
State of Israel Bond	$100	$0	$0	$100

At December 31, 2010:
Securities Held to Maturity:
Mortgage-backed securities	$50,957	$130	$(2,348)	$48,739
State of Israel bond	100	0	0	100

	$51,057	$130	$(2,348)	$48,839

(continued)

9

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(2)	Securities, Continued. In June 2011, the Company transferred securities with a book value of approximately $50.5 million from the held to maturity category to the available for sale category. The fair value of the securities was $49.8 million resulting in unrealized losses of approximately $0.7 million. The net unrealized loss was recorded in accumulated other comprehensive loss. Due to this transfer, the Company will be prohibited from classifying securities as held to maturity for a period of two years. Subsequent to the transfer, the Company sold securities available for sale for gross proceeds of $11.0 million and recognized a gross gain of $0.2 million from the sale of these securities.

During the first quarter of 2010, the Company sold twenty-two securities in order to downsize and deleverage its balance sheet. This action was taken in an effort to comply with a significant increase in the regulatory capital requirements imposed on the Bank under a Consent Order issued by the FDIC and OFR (see Note 9). The securities were sold for gross proceeds of $45.4 million. A gain of $1.3 million was recognized from the sale of these securities.

Securities with gross unrealized losses at June 30, 2011, aggregated by investment category and length of time that individual securities have been in a continuous loss position, is as follows (in thousands):

	Less Than Twelve Months		Over Twelve Months
	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value
Securities Available for Sale-
Mortgage-backed securities	$34	$7,969	$1,006	$16,580

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. A security is impaired if the fair value is less than its carrying value at the financial statement date. When a security is impaired, the Company determines whether this impairment is temporary or other-than-temporary. In estimating other-than-temporary impairment (“OTTI”) losses, management assesses whether it intends to sell, or it is more likely than not that it will be required to sell, a security in an unrealized loss position before recovery of its amortized cost basis. If either of these criteria is met, the entire difference between amortized cost and fair value is recognized in operations. For securities that do not meet the aforementioned criteria, the amount of impairment recognized in operations is limited to the amount related to credit losses, while impairment related to other factors is recognized in other comprehensive loss. Management utilizes cash flow models to segregate impairments to distinguish between impairment related to credit losses and impairment related to other factors. To assess for OTTI, management considers, among other things, (i) the severity and duration of the impairment; (ii) the ratings of the security; (iii) the overall transaction structure (the Company’s position within the structure, the aggregate, near-term financial performance of the underlying collateral, delinquencies, defaults, loss severities, recoveries, prepayments, cumulative loss projections, and discounted cash flows); and (iv) the timing and magnitude of a break in modeled cash flows.

(continued)

10

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(2)	Securities, Continued. In evaluating mortgage-backed securities with unrealized losses greater than twelve months, management utilizes various resources, including input from independent third party firms to perform an analysis of expected future cash flows. The process begins with an assessment of the underlying collateral backing the mortgage pools. Management develops specific assumptions using as much market data as possible and includes internal estimates as well as estimates published by rating agencies and other third-party sources. The data for the individual borrowers in the underlying mortgage pools are generally segregated by state, FICO score at issue, loan to value at issue and income documentation criteria. Mortgage pools are evaluated for current and expected levels of delinquencies and foreclosures, based on where they fall in the proscribed data set of FICO score, geographics, LTV and documentation type and a level of loss severity is assigned to each security based on its experience. The above-described historical data is used to develop current and expected measures of cumulative default rates as well as ultimate loss frequency and severity within the underlying mortgages. This reveals the expected future cash flows within the mortgage pool. The data described above is then input to an industry recognized model to assess the behavior of the particular security tranche owned by the Company. Significant inputs in this process include the structure of any subordination structures, if applicable, and are dictated by the structure of each particular security as laid out in the offering documents. The forecasted cash flows from the mortgage pools are input through the security structuring model to derive expected cash flows for the specific security owned by the Company to determine if the future cash flows are expected to exceed the book value of the security. The values for the significant inputs are updated on a regular basis. Based on management’s analysis, there was no OTTI charge during 2010 or 2011. In 2009, an OTTI charge of $179,000 was recorded on five securities with a carrying value of $6.8 million at June 30, 2011. There have been no subsequent OTTI charges related to these securities since 2009.

The unrealized losses on twelve investment securities were caused by market conditions. It is expected that the securities would not be settled at a price less than the book value of the investments. Because the decline in fair value is attributable to market conditions and not credit quality, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

(continued)

11

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(3)	Loans. The components of loans are as follows (in thousands):

	At June 30,	At December 31,
	2011	2010

Residential real estate	$37,319	$40,130
Multi-family real estate	4,161	4,213
Commercial real estate	51,807	55,119
Land and construction	11,509	17,292
Consumer	327	358

Total loans	105,123	117,112

Add (deduct):
Net deferred loan fees, costs and premiums	90	134
Loan discounts	0	(1)
Allowance for loan losses	(3,075)	(3,703)

Loans, net	$102,138	$113,542

An analysis of the change in the allowance for loan losses for the three and six-months ended June 30, 2011 and 2010 follows (in thousands):

	Three Months Ended June 30,
	2011
	Residential Real Estate	Multi-Family Real Estate	Commercial Real Estate	Land and Construction	Consumer	Total	2010

Beginning balance	$1,314	$305	$1,445	$382	$74	$3,520	$6,843
Provision for loan losses	54	2	7	797	0	860	1,501
Charge-offs	(309)	0	(52)	(982)	0	(1,343)	(4,911)
Recoveries	34	1	0	0	3	38	59

Ending balance	$1,093	$308	$1,400	$197	$77	$3,075	$3,492

	Six Months Ended June 30,
	2011
	Residential Real Estate	Multi-Family Real Estate	Commercial Real Estate	Land and Construction	Consumer	Total	2010

Beginning balance	$1,285	$282	$1,542	$514	$80	$3,703	$9,363
Provision (credit) for loan losses	82	23	(90)	888	(9)	894	2,193
Charge-offs	(307)	0	(52)	(1,229)	0	(1,588)	(8,150)
Recoveries	33	3	0	24	6	66	86

Ending balance	$1,093	$308	$1,400	$197	$77	$3,075	$3,492

(continued)

12

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(3)	Loans, Continued. The Company has divided the loan portfolio into five portfolio segments, each with different risk characteristics and methodologies for assessing risk. The portfolio segments identified by the Company are as follows:

Real Estate Mortgage Loans. Real estate mortgage loans are typically segmented into four categories: Residential real estate, Multi-family real estate, Commercial real estate, and Land and Construction. Residential real estate loans are underwritten in accordance with policies set forth and approved by the Board of Directors (the “Board”), including repayment capacity and source, value of the underlying property, credit history and stability. Multi-family and commercial real estate loans are secured by the subject property and are underwritten based upon standards set forth in the policies approved by the Company’s Board. Such standards include, among other factors, loan to value limits, cash flow coverage and general creditworthiness of the obligors. Construction loans to borrowers are to finance the construction of owner occupied and leased properties. These loans are categorized as construction loans during the construction period, later converting to commercial or residential real estate loans after the construction is complete and amortization of the loan begins. Real estate development and construction loans are approved based on an analysis of the borrower and guarantor, the viability of the project and on an acceptable percentage of the appraised value of the property securing the loan. Real estate development and construction loan funds are disbursed periodically based on the percentage of construction completed. The Company carefully monitors these loans with on-site inspections and requires the receipt of lien waivers on funds advanced. Development and construction loans are typically secured by the properties under development or construction, and personal guarantees are typically obtained. Further, to assure that reliance is not placed solely on the value of the underlying property, the Company considers the market conditions and feasibility of proposed projects, the financial condition and reputation of the borrower and guarantors, the amount of the borrower’s equity in the project, independent appraisals, costs estimates and pre-construction sale information. The Company also makes loans on occasion for the purchase of land for future development by the borrower. Land loans are extended for the future development for either commercial or residential use by the borrower. The Company carefully analyzes the intended use of the property and the viability thereof.

Consumer Loans. Consumer loans are extended for various purposes, including purchases of automobiles, recreational vehicles, and boats. Also offered are home improvement loans, lines of credit, personal loans, and deposit account collateralized loans. Repayment of these loans is primarily dependent on the personal income of the borrowers, which can be impacted by economic conditions in their market areas such as unemployment levels. Loans to consumers are extended after a credit evaluation, including the creditworthiness of the borrower(s), the purpose of the credit, and the secondary source of repayment. Consumer loans are made at fixed and variable interest rates and may be made on terms of up to ten years. Risk is mitigated by the fact that the loans are of smaller individual amounts and spread over a large number of borrowers.

(continued)

13

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(3)	Loans, Continued. The balance in the allowance for loan losses and the recorded investment in loans by portfolio segment and based on impairment method as of June 30, 2011 and December 31, 2010 follows (in thousands):

	At June 30,
	2011
	Residential Real Estate	Multi-Family Real Estate	Commercial Real Estate	Land and Construction	Consumer	Total
Individually evaluated for impairment:
Recorded investment	$12,306	$0	$19,196	$6,518	$219	$38,239

Balance in allowance for loan losses	$0	$0	$11	$0	$0	$11

Collectively evaluated for impairment:
Recorded investment	$25,013	$4,161	$32,611	$4,991	$108	$66,884

Balance in allowance for loan losses	$1,093	$308	$1,389	$197	$77	$3,064

	At December 31,
	2010
	Residential Real Estate	Multi-Family Real Estate	Commercial Real Estate	Land and Construction	Consumer	Total
Individually evaluated for impairment:
Recorded investment	$12,608	$0	$21,215	$10,649	$249	$44,721

Balance in allowance for loan losses	$0	$0	$11	$75	$0	$86

Collectively evaluated for impairment:
Recorded investment	$27,522	$4,213	$33,904	$6,643	$109	$72,391

Balance in allowance for loan losses	$1,285	$282	$1,531	$439	$80	$3,617

(continued)

14

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(3)	Loans, Continued. The following summarizes the loan credit quality (in thousands):

	Pass	OLEM (Other Loans Especially Mentioned)	Substandard	Doubtful	Loss	Total
At June 30, 2011:
Residential real estate:
Closed-end mortgages first mortgages	$21,057	$3,693	$9,387	$0	$0	$34,137
Closed-end second mortgages	3,182	0	0	0	0	3,182

Total residential real estate	24,239	3,693	9,387	0	0	37,319

Multi-family real estate	4,161	0	0	0	0	4,161

Commercial real estate:
Owner-occupied	11,965	2,081	296	0	0	14,342
Non-owner-occupied	16,915	2,819	17,731	0	0	37,465

Total commercial real estate	28,880	4,900	18,027	0	0	51,807

Land and construction	4,941	50	6,518	0	0	11,509

Consumer:
Non-real estate secured	69	0	150	0	0	219
Real estate secured	108	0	0	0	0	108

Total consumer	177	0	150	0	0	327

Total	$62,398	$8,643	$34,082	$0	$0	$105,123

At December 31, 2010:
Residential real estate:
Closed-end mortgages first mortgages	$23,542	$3,697	$9,691	$0	$0	$36,930
Closed-end second mortgages	3,200	0	0	0	0	3,200

Total residential real estate	26,742	3,697	9,691	0	0	40,130

Multi-family real estate	4,213	0	0	0	0	4,213

Commercial real estate:
Owner-occupied	12,960	1,238	1,837	0	0	16,035
Non-owner-occupied	18,042	3,638	17,404	0	0	39,084

Total commercial real estate	31,002	4,876	19,241	0	0	55,119

Land and construction	4,976	1,667	10,649	0	0	17,292

Consumer:
Non-real estate secured	99	0	151	0	0	250
Real estate secured	108	0	0	0	0	108

Total consumer	207	0	151	0	0	358

Total	$67,140	$10,240	$39,732	$0	$0	$117,112

(continued)

15

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(3)	Loans, Continued. Internally assigned loan grades are defined as follows:

Pass – a Pass loan’s primary source of loan repayment is satisfactory, with secondary sources very likely to be realized if necessary. These are loans that conform in all aspects to bank policy and regulatory requirements, and no repayment risk has been identified.

OLEM (Other Loans Especially Mentioned) – an Other Loan Especially Mentioned has potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in the deterioration of the repayment prospects for the asset or the Company’s credit position at some future date.

Substandard – a Substandard loan is inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified must have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

Doubtful – a loan classified Doubtful has all the weaknesses inherent in one classified Substandard, with the added characteristics that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this basically worthless asset even though partial recovery may be affected in the future. The Company fully charges off any loan classified as Doubtful.

Loss – a loan classified Loss is considered uncollectible and of such little value that continuance as a bankable asset is not warranted. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this basically worthless asset even though partial recovery may be affected in the future. The Company fully charges off any loan classified as Loss.

(continued)

16

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(3)	Loans, Continued. Age analysis of past-due loans is as follows (in thousands):

	Accruing Loans
	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days Past Due	Total Past Due	Current	Nonaccrual Loans	Total Loans
At June 30, 2011:
Residential real estate:
Closed-end first mortgages	$774	$0	$0	$774	$23,975	$9,388	$34,137
Closed-end second mortgages	0	0	0	0	3,182	0	3,182

Subtotal	774	0	0	774	27,157	9,388	37,319

Multi-family real estate	0	0	0	0	4,161	0	4,161

Commercial real estate:
Owner-occupied	1,319	0	0	1,319	12,732	291	14,342
Non-owner-occupied	2,395	0	0	2,395	19,734	15,336	37,465

Subtotal	3,714	0	0	3,714	32,466	15,627	51,807

Land and construction	0	290	0	290	4,701	6,518	11,509

Consumer:
Non-real estate secured	0	0	0	0	69	150	219
Real estate secured	0	0	0	0	108	0	108

Subtotal	0	0	0	0	177	150	327

Total	$4,488	$290	$0	$4,778	$68,662	$31,683	$105,123

At December 31, 2010:
Residential real estate:
Closed-end first mortgages	$0	$0	$0	$0	$27,239	$9,691	$36,930
Closed-end second mortgages	0	0	0	0	3,200	0	3,200

Subtotal	0	0	0	0	30,439	9,691	40,130

Multi-family real estate	0	0	0	0	4,213	0	4,213

Commercial real estate:
Owner-occupied	0	0	0	0	14,198	1,837	16,035
Non-owner-occupied	3,195	0	0	3,195	20,881	15,008	39,084

Subtotal	3,195	0	0	3,195	35,079	16,845	55,119

Land and construction	0	0	0	0	9,449	7,843	17,292

Consumer:
Non-real estate secured	99	0	0	99	0	151	250
Real estate secured	0	0	0	0	108	0	108

Subtotal	99	0	0	99	108	151	358

Total	$3,294	$0	$0	$3,294	$79,288	$34,530	$117,112

(continued)

17

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(3)	Loans, Continued. The following summarizes the amount of impaired loans (in thousands):

	At June 30, 2011			At December 31, 2010
	Recorded Investment	Unpaid Principal Balance	Related Allowance	Recorded Investment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded:
Residential real estate-
Closed-end first mortgages	$12,306	$14,001	$0	$12,608	$14,272	$0
Commercial real estate:
Owner-occupied	291	298	0	1,837	1,857	0
Non-owner-occupied	17,731	20,001	0	18,204	20,466	0
Land and construction	6,518	10,276	0	9,980	15,018	0
Consumer-
Non-real estate secured	219	219	0	249	249	0

With an allowance recorded:
Commercial real estate-
Non-owner-occupied	1,174	1,174	11	1,174	1,174	11
Land and construction	0	0	0	669	669	75

Total:
Residential real estate-
Closed-end first mortgages	$12,306	$14,001	$0	$12,608	$14,272	$0

Commercial real estate:
Owner-occupied	$291	$298	$0	$1,837	$1,857	$0

Non-owner-occupied	$18,905	$21,175	$11	$19,378	$21,640	$11

Land and construction	$6,518	$10,276	$0	$10,649	$15,687	$75

Consumer-
Non-real estate secured	$219	$219	$0	$249	$249	$0

Total	$38,239	$45,969	$11	$44,721	$53,705	$86

The average net investment in impaired loans and interest income recognized and received on impaired loans are as follows (in thousands):

	Three Months Ended June 30,
	2011			2010
	Average Recorded Investment	Interest Income Recognized	Interest Income Received	Average Recorded Investment	Interest Income Recognized	Interest Income Received
Residential real estate-
Closed-end first mortgages	$11,831	$5	$10	$13,399	$89	$97

Multi-family real estate	$0	$0	$0	$293	$0	$7

Commercial real estate:
Owner-occupied	$355	$0	$0	$509	$0	$1

Non-owner-occupied	$19,171	$32	$94	$13,286	$82	$82

Land and construction	$7,834	$0	$36	$9,103	$6	$60

Consumer-
Non-real estate secured	$223	$1	$1	$0	$0	$0

Total	$39,414	$38	$141	$36,590	$177	$247

(continued)

18

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(3)	Loans, Continued.

	Six Months Ended June 30,
	2011			2010
	Average Recorded Investment	Interest Income Recognized	Interest Income Received	Average Recorded Investment	Interest Income Recognized	Interest Income Received
Residential real estate-
Closed-end first mortgages	$12,005	$56	$88	$12,504	$197	$238

Multi-family real estate	$0	$0	$0	$546	$0	$14

Commercial real estate:
Owner-occupied	$552	$0	$1	$500	$0	$4

Non-owner-occupied	$19,317	$85	$211	$13,402	$195	$214

Land and construction	$8,191	$21	$91	$10,213	$19	$158

Consumer-
Non-real estate secured	$228	$4	$4	$0	$0	$0

Total	$40,293	$166	$395	$37,165	$411	$628

(4)	Regulatory Capital. The Bank is required to maintain certain minimum regulatory capital requirements. The following is a summary at June 30, 2011 of the regulatory capital requirements and the Bank’s capital on a percentage basis:

	Bank	Regulatory Requirement

Tier I capital to total average assets	2.64%	8.00	%*

Tier I capital to risk-weighted assets	3.69%	4.00%

Total capital to risk-weighted assets	4.96%	12.00	%*

*	On July 15, 2010, the Bank became subject to these increased capital requirements imposed under the Consent Order, as discussed in Note 9. The Bank is currently not in compliance with these capital ratios.

(5)	Loss Per Share. Basic loss per share has been computed on the basis of the weighted-average number of shares of common stock outstanding during the period. Basic and diluted loss per share is the same due to the net loss incurred by the Company. All amounts reflect the one-for-four reverse stock split declared in October 2010. Loss per common share has been computed based on the following:

	Three Months Ended June 30,		Six Months Ended June 30,
	2011	2010	2011	2010
Weighted-average number of common shares outstanding used to calculate basic and diluted loss per common share	819,358	819,358	819,358	819,358

(continued)

19

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(6)	Stock-Based Compensation. As of December 31, 2005, all stock options were fully vested and no options have been granted since 2005; therefore, no stock-based compensation has been recognized.

The Company established an Incentive Stock Option Plan (the “Plan”) for officers, directors and employees of the Company and reserved 157,680 (amended) shares of common stock for the plan. Both incentive stock options and nonqualified stock options may be granted under the plan. The exercise price of the stock options is determined by the board of directors at the time of grant, but cannot be less than the fair market value of the common stock on the date of grant. The options vest over three and five years. The options must be exercised within ten years from the date of grant. The Plan terminated on February 27, 2011.

All amounts reflect the one-for-four reverse stock split declared in October 2010. A summary of the activity in the Company’s stock option plan is as follows:

	Number of Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value

Outstanding at December 31, 2010	69,132	$30.05
Options expired	(10,635)	18.16

Outstanding and exercisable at June 30, 2011	58,497	$32.21	3.1 years	$0

(7)	Fair Value Measurements. Securities available for sale measured at fair value on a recurring basis are summarized below (in thousands):

	Fair Value Measurements at Reporting Date Using
	Fair Value	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
As of June 30, 2011-
Mortgage-backed securities	$38,851	0	38,851	0

There were no transfers of securities between levels of inputs for the six months ended June 30, 2011. There were no securities available for sale as of December 31, 2010.

(continued)

20

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(7)	Fair Value Measurements, Continued. Impaired collateral-dependent loans are carried at fair value when the current collateral value less estimated selling costs is lower than the carrying value of the loan. Those impaired collateral-dependent loans which are measured at fair value on a nonrecurring basis are as follows (in thousands):

	At June 30, 2011					Losses Recorded in Operations For the Six Months Ended
	Fair Value	Level 1	Level 2	Level 3	Total Losses	June 30, 2011
Residential real estate-
Closed-end first mortgages	$3,836	$0	$0	$3,836	$869	$308
Commercial real estate:
Owner-occupied	291	0	0	291	8	8
Non-owner-occupied	8,465	0	0	8,465	2,546	0
Land and construction	6,031	0	0	6,031	1,632	920

	$18,623	$0	$0	$18,623	$5,055	$1,236

	At December 31, 2010					Losses Recorded in Operations For the Year Ended
	Fair Value	Level 1	Level 2	Level 3	Total Losses	December 31, 2010
Residential real estate-
Closed-end first mortgages	$4,136	$0	$0	$4,136	$561	$561
Commercial real estate:
Owner-occupied	70	0	0	70	20	20
Non-owner-occupied	8,893	0	0	8,893	2,583	1,857
Land and construction	7,231	0	0	7,231	1,815	1,363

	$20,330	$0	$0	$20,330	$4,979	$3,801

Loans with a carrying value of $11,221,000 and $15,796,000 at June 30, 2011 and December 31, 2010, respectively, were measured for impairment using Level 3 inputs and had a fair value in excess of carrying value.

(continued)

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OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(7)	Fair Value Measurements, Continued. Foreclosed real estate is recorded at fair value less estimated costs to sell. Foreclosed real estate which is measured at fair value on a nonrecurring basis is as follows (in thousands):

	Fair Value	Level 1	Level 2	Level 3	Total Losses	Losses Recorded During the Period

At June 30, 2011	$5,734	$0	$0	$5,734	$704	$704

At December 31, 2010	$3,215	$0	$0	$3,215	$0	$0

The estimated fair values of the Company’s financial instruments were as follows (in thousands):

	At June 30, 2011		At December 31, 2010
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$22,288	$22,288	$14,367	$14,367
Securities available for sale	38,851	38,851	0	0
Securities held to maturity	100	100	51,057	48,839
Loans	102,138	102,184	113,542	113,513
Federal Home Loan Bank stock	2,672	2,672	3,173	3,173
Accrued interest receivable	597	597	644	644

Financial liabilities:
Deposit liabilities	137,571	138,338	148,238	148,929
Federal Home Loan Bank advances	31,700	33,583	31,700	33,425
Junior subordinated debenture	5,155	4,727	5,155	4,740
Off-balance sheet financial instruments	0	0	0	0

Discussion regarding the assumptions used to compute the fair values of financial instruments can be found in Note 1 to the consolidated financial statements included in the Company’s annual report on Form 10-K for the year ended December 31, 2010.

(continued)

22

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(8)	Regulatory Matters- Company. The Company is subject to the supervision and regulation of the Board of Governors of the Federal Reserve System (the “Federal Reserve”). On June 22, 2010, the Company entered into a written agreement with the Federal Reserve Bank of Atlanta (“Reserve Bank”) with respect to certain aspects of the operation and management of the Company (the “Written Agreement”). The Written Agreement contains the following principal requirements:

•

The board of directors of the Company must take appropriate steps to fully utilize the Company’s financial and managerial resources to serve as a source of strength to the Bank, including, but not limited to, taking steps to ensure that the Bank complies with the Consent Order entered into with the OFR and the FDIC and any other supervisory action taken by the Bank’s state or federal regulator.

•	The Company may not declare or pay any dividends without prior Reserve Bank and Federal Reserve approval.

•	The Company may not, directly or indirectly, take dividends or any other form of payment representing a reduction in capital from the Bank without prior Reserve Bank approval.

•

The Company and its nonbank subsidiary, OptimumBank Holdings Capital Trust I, may not make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities without the prior written approval of the Reserve Bank and the Federal Reserve.

•

The Company and its nonbank subsidiary, OptimumBank Holdings Capital Trust I, may not, directly or indirectly, incur, increase, or guarantee any debt or purchase or redeem any shares of its stock without the prior written approval of the Reserve Bank.

•

The Company must obtain prior written consent from the Reserve Bank before appointing any new director or senior executive officer, or changing the responsibilities of any senior executive officer so that the officer would assume a different senior executive officer position, and shall comply with the regulations applicable to indemnification and severance payments.

•	The Company must provide quarterly progress reports to the Reserve Bank along with parent company only financial statements.

Management believes the Company is in substantial compliance with the requirements of the Written Agreement.

(continued)

23

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(9)	Regulatory Matters- Bank. Effective April 16, 2010, the Bank consented to the issuance of a Consent Order by the FDIC and the OFR, also effective as of April 16, 2010.

The Consent Order represents an agreement among the Bank, the FDIC and the OFR as to areas of the Bank’s operations that warrant improvement and presents a plan for making those improvements. The Consent Order imposes no fines or penalties on the Bank. The Consent Order will remain in effect and enforceable until it is modified, terminated, suspended, or set aside by the FDIC and the OFR.

The Consent Order contains the following principal requirements:

•

The Board of Directors of the Bank is required to increase its participation in the affairs of the Bank and assume full responsibility for the approval of sound policies and objectives for the supervision of all of the Bank’s activities.

•

The Bank is required to have and retain qualified and appropriately experienced senior management, including a chief executive officer, a chief lending officer and a chief financial officer, who are given the authority to implement the provisions of the Consent Order.

•	Any proposed changes in the Bank’s Board of Directors or senior executive officers are subject to the prior consent of the FDIC and the OFR.

•

The Bank is required to maintain both a fully funded allowance for loan and lease losses satisfactory to the FDIC and the OFR and a minimum Tier 1 leverage capital ratio of 8% and a total risk-based capital ratio of 12% for as long as the Consent Order remains in effect.

•	The Bank must undertake over a two-year period a scheduled reduction of the balance of loans classified “substandard” and “doubtful” in its 2009 FDIC examination by at least 75%.

•	The Bank is required to reduce the volume of its adversely classified private label mortgage backed securities under a plan acceptable to the FDIC and OFR.

•	The Bank must submit to the FDIC and the OFR for their review and comment a written business/strategic plan covering the overall operation of the Bank.

•

The Bank must implement a plan to improve earnings, addressing goals and strategies for improving and sustaining earnings, major areas for improvement in the Bank’s operating performance, realistic and comprehensive budgets and a budget review process.

(continued)

24

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Condensed Consolidated Financial Statements (unaudited), Continued

(9)	Regulatory Matters – Bank, Continued.

•	The Bank is required to revise, implement and incorporate recommendations of the FDIC and OFR with respect to the following policies or plans:

•	Lending and Collection Policies

•	Investment Policy

•	Liquidity, Contingency Funding and Funds Management Plan

•	Interest Rate Risk Management Policy

•	Internal Loan Review and Grading System and

•	Internal Control Policy.

•

The Bank’s Board of Directors must review the adequacy of the allowance for loan and lease losses and establish a comprehensive policy satisfactory to the FDIC and OFR for determining such adequacy at least quarterly thereafter.

•	The Bank may not pay any dividends or bonuses without the prior approval of the FDIC.

•	The Bank may not accept, renew or rollover any brokered deposits except with the prior approval of the FDIC.

•	The Bank is required to notify the FDIC and OFR prior to undertaking asset growth of 10% or more per annum while the Consent Order remains in effect.

•	The Bank is required to file quarterly progress reports with the FDIC and the OFR.

The Bank has implemented comprehensive policies and plans to address all of the requirements of the Consent Order and has incorporated recommendations from the FDIC and OFR into these policies and plans. Management believes the Bank is currently in substantial compliance with the requirements of the Consent Order except for the Bank’s failure to attain the regulatory capital ratio requirements. The Company is conducting a private placement offering of its common stock intended to result in the Bank attaining such capital ratios. There can be no assurance, however, that the Company will raise sufficient capital, if any, in the private placement offering for the Bank to achieve material compliance with these ratios.

25

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations

The following discussion should be read in conjunction with the condensed consolidated financial statements and notes thereto presented elsewhere in this report. For additional information, refer to the financial statements and footnotes for the year ended December 31, 2010 in the Annual Report on Form 10-K.

Recent Regulatory Enforcement Actions

Bank Consent Order. On April 16, 2010, the Bank consented to the issuance of a Consent Order (“Consent Order”) by the FDIC and OFR. The Consent Order covers areas of the Bank’s operations that warrant improvement and imposes various requirements and restrictions designed to address these areas, including the requirement to maintain certain minimum capital ratios. A detailed discussion of the Consent Order is contained in Footnote 9 to the condensed consolidated financial statements contained in this report. The Bank has implemented comprehensive policies and plans to address all of the requirements of the Consent Order and has incorporated recommendations from the FDIC and OFR into these policies and plans. Management believes that the Bank is currently in substantial compliance with the requirements of the Consent Order except for the Bank’s failure to attain the regulatory capital ratio requirements. The Company is conducting a private placement offering of its common stock intended to result in the Bank attaining such capital ratios. There can be no assurance, however, that the Company will raise sufficient capital, if any, in the private placement offering for the Bank to achieve material compliance with these ratios.

Company Written Agreement with Reserve Bank. On June 22, 2010, the Company and the Reserve Bank entered into a Written Agreement with respect to certain aspects of the operation and management of the Company, including, without the prior approval of the Reserve Bank, paying or declaring dividends, taking dividends or payments from the Bank, making any interest, principal or other distributions on trust preferred securities, incurring, increasing or guaranteeing any debt, purchasing or redeeming any shares of stock, or appointing any new director or senior executive officer. Management believes that the Company is currently in substantial compliance with the requirements of the Written Agreement. A detailed discussion of the Written Agreement is contained in Footnote 8 to the condensed consolidated financial statements contained in this report.

Capital Levels

The FDIC has established minimum requirements for capital adequacy for state non-member banks. As of June 30, 2011, the Bank was considered “significantly undercapitalized” under these FDIC requirements. As a ‘significantly undercapitalized” institution, the Bank is subject to restrictions on capital distributions, payment of management fees, asset growth and the acceptance, and renewal or rollover of brokered and high-rate deposits. In addition, the Bank must obtain prior approval of the FDIC prior to acquiring any interest in any company or insured depository institution, establishing or acquiring any additional branch office, or engaging in any new line of business. For more information on FDIC capital requirements, see the discussion under the subheadings “Capital Adequacy Requirements” in the section “Supervision and Regulation” included in Item 1 of the Company’s 2010 10-K.

26

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Continued

The Bank does not meet the additional capital requirements required by the Consent Order. The Consent Order required that no later than July 15, 2010, and during the life of the Consent Order, the Bank shall maintain: (a) a Tier 1 capital to total assets leverage ratio (Leverage ratio) at least equal to or greater than 8%; and (b) a ratio of qualifying total capital to risk-weighted assets (Total risk-based capital ratio) at least equal to or greater than 12%.

The following table summarizes the capital measures of the Bank at June 30, 2011 and December 31, 2010:

				FDIC Guideline Requirements
(Dollars in thousands)	June 30, 2011	December 31, 2010	Adequately- Capitalized	Well- Capitalized	Consent Order

Tier I risk-based capital ratio	3.69	5.43	4.00	6.00	*

Total risk-based capital ratio	4.96	6.70	8.00	10.00	12.00

Leverage ratio	2.64	4.02	4.00	5.00	8.00

*	No additional requirement is established by the Consent Order

The Company is taking steps to raise additional capital, including a current private placement offering of its common stock that could result in a change of control of the Company and may be highly dilutive to existing shareholders. Management is uncertain as to whether the Company will be successful in raising sufficient capital in the private placement, if any, to meet the increased capital ratios required by the Consent Order or the FDIC’s guidelines for prompt corrective action. If the Company is unable to raise sufficient capital and the Bank’s regulatory capital levels continue to decline to a level at which the Bank is considered “critically undercapitalized” under these FDIC guidelines (a ratio of tangible equity to total assets equal to or less than 2.0%) it could have a material adverse impact on the Company’s business, results of operations and financial condition, and ultimately could result in the closure of the Bank and the placement of the Bank into receivership with the FDIC.

Financial Condition at June 30, 2011 and December 31, 2010

Overview

Our total assets declined by $14.1 million to $176.2 million at June 30, 2011, from $190.3 million at December 31, 2010, due to a $12.1 million reduction in securities primarily as a result of a sale and an $11.4 million reduction in net loans as a result of loan payoffs and the transfer of $5.0 million in loans to foreclosed real estate, partially offset by a $7.9 million increase in cash and cash equivalents. Deposits decreased by $10.6 million to $137.6 million at June 30, 2011, from $148.2 million at December 31, 2010. The Company reduced its assets and deposits as part of its strategy to minimize the decline in the Bank’s capital ratios. Total stockholders’ equity declined by $4.0 million to a deficit of $(1.2) million at June 30, 2011 from $2.8 million at December 31, 2010, due to a net loss for the

27

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Continued

six months ended June 30, 2011 of $3.1 million and an increase in accumulated other comprehensive loss of $.9 million due to unrealized losses from the reclassification of securities previously held to maturity to the held for sale category in June 2011.

The following table shows selected information for the periods ended or at the dates indicated:

	Six Months Ended June 30, 2011	Year Ended December 31, 2010	Six Months Ended June 30, 2010
Average equity as a percentage of average assets	0.64%	3.01%	3.72%

Equity to total assets at end of period	(.66)%	1.49%	2.82%

Return on average assets (1)	(3.36)%	(3.84)%	(4.44)%

Return on average equity (1)	(526.43)%	(127.59)%	(119.11)%

Noninterest expenses to average assets (1)	4.49%	4.44%	5.60%

(1)	Annualized for the six months ended June 30, 2011 and 2010.

We continue to experience the adverse effects of a weak economy and the continuing decline in real estate values in south Florida, resulting in significant levels of non-performing loans, foreclosed real estate and loan charge-offs. Management, however, is committed to minimizing further losses in the loan portfolio and reducing our nonperforming assets.

Liquidity and Sources of Funds

The Bank’s sources of funds include customer deposits, advances from the FHLB, principal repayments and sales of investment securities, loan repayments, foreclosed real estate sales, the use of Federal Funds markets, net income, if any, and loans taken out at the Federal Reserve discount window.

Deposits are our primary source of funds. Under the Consent Order, the interest rates that we pay on our market area deposits and our ability to accept brokered deposits is restricted. The restriction on brokered deposits is not expected to alter the Bank’s current deposit gathering activities since the Bank has not accepted, renewed or rolled over any brokered deposits since December 2009. With respect to the yield limitations, it is possible that the Bank could experience a decrease in deposit inflows, or the migration of current deposits to competitor institutions, if other institutions offer higher interest rates than those permitted to be offered by the Bank. Despite these yield limitations, we believe that we have to the ability to adjust rates on our deposits to attract or retain deposits as needed.

28

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, Continued

In addition to obtaining funds from depositors, we may borrow funds from other financial institutions. At June 30, 2011, the Bank had outstanding borrowings of $31.7 million, against its $31.7 million in established borrowing capacity with the FHLB. The Bank’s borrowing facility is subject to collateral and stock ownership requirements, as well as prior FHLB consent to each advance. The use of the Federal Fund line is subject to certain conditions. In 2010, the Bank obtained an available discount window credit line with the Reserve Bank, currently $1,200,000. The Reserve Bank line is subject to collateral requirements, must be repaid within 90 days, and each advance is subject to prior Reserve Bank consent. We measure and monitor our liquidity daily and believe our liquidity sources are adequate to meet our operating needs.

The Company, on an unconsolidated basis, typically relies on dividends from the Bank to fund its operating expenses, primarily expenses of being publicly held, and to make interest payments on its outstanding trust preferred securities. Under the Consent Order, the Bank is currently unable to pay dividends without prior regulatory approval. In addition, under the Written Agreement, we may not pay interest payments on the trust preferred securities or dividends on our common stock, incur any additional indebtedness at the holding company level, or redeem our common stock without the prior regulatory approval of the Reserve Bank. Since January 2010, we have deferred interest payments on our trust preferred securities.

Off-Balance Sheet Arrangements

The Company is a party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments are commitments to extend credit and may involve, to varying degrees, elements of credit and interest-rate risk in excess of the amounts recognized in the condensed consolidated balance sheet. The contract amounts of these instruments reflect the extent of the Company’s involvement in these financial instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since many of the commitments are expected to expire without being drawn upon, the total committed amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s creditworthiness on a case-by-case basis.

The amount of collateral obtained, if it is deemed necessary by the Company upon extension of credit, is based on management’s credit evaluation of the counter party. As of June 30, 2011, the Company has no commitments to extend credit.

29

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Results of Operations

The following table sets forth, for the periods indicated, information regarding (i) the total dollar amount of interest and dividend income of the Company from interest-earning assets and the resultant average yields; (ii) the total dollar amount of interest expense on interest-bearing liabilities and the resultant average cost; (iii) net interest income; (iv) interest-rate spread; (v) net interest margin; and (vi) ratio of average interest-earning assets to average interest-bearing liabilities.

	Three Months Ended June 30,
	2011			2010
	Average Balance	Interest and Dividends	Average Yield/ Rate	Average Balance	Interest and Dividends	Average Yield/ Rate
			($ in thousands)
Interest-earning assets:
Loans	$108,219	$1,197	4.42%	$132,398	$1,588	4.80%
Securities	51,142	500	3.91	33,759	494	5.85
Other (1)	15,796	14	0.35	34,684	19	.22

Total interest-earning assets/interest income	175,157	1,711	3.91	200,841	2,101	4.18

Cash and due from banks	440			1,031
Premise and equipment	2,758			2,889
Other	4,446			12,648

Total assets	$182,801			$217,409

Interest-bearing liabilities:
Savings, NOW and money-market deposits	36,187	76	0.84	44,286	122	1.10
Time deposits	105,974	422	1.59	112,922	576	2.04
Borrowings (2)	36,855	384	4.17	41,470	420	4.05

Total interest-bearing liabilities/interest expense	179,016	882	1.97	198,678	1,118	2.25

Noninterest-bearing demand deposits	513			480
Other liabilities	3,074			10,958
Stockholders’ equity	198			7,293

Total liabilities and stockholders’ equity	$182,801			$217,409

Net interest income		$829			$983

Interest-rate spread (3)			1.94%			1.93%

Net interest margin (4)			1.89%			1.96%

Ratio of average interest-earning assets to average interest-bearing liabilities	0.98			1.01

(1)	Includes interest-earning deposits with banks, Federal funds sold, and Federal Home Loan Bank stock dividends.
(2)	Includes Federal Home Loan Bank advances, other borrowings and junior subordinated debenture.
(3)	Interest-rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(4)	Net interest margin is net interest income divided by average interest-earning assets.

30

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Results of Operations

The following table sets forth, for the periods indicated, information regarding (i) the total dollar amount of interest and dividend income of the Company from interest-earning assets and the resultant average yields; (ii) the total dollar amount of interest expense on interest-bearing liabilities and the resultant average cost; (iii) net interest income; (iv) interest-rate spread; (v) net interest margin; and (vi) ratio of average interest-earning assets to average interest-bearing liabilities.

	Six Months Ended June 30,
	2011			2010
	Average Balance	Interest and Dividends	Average Yield/ Rate	Average Balance	Interest and Dividends	Average Yield/ Rate
			($ in thousands)
Interest-earning assets:
Loans	$110,062	$2,486	4.52%	$137,247	$3,489	5.08%
Securities	51,824	1,029	3.97	50,991	1,424	5.59
Other (1)	16,325	29	0.36	32,487	33	.20

Total interest-earning assets/interest income	178,211	3,544	3.98	220,725	4,946	4.48

Cash and due from banks	511			1,361
Premise and equipment	2,773			2,909
Other	4,895			10,837

Total assets	$186,390			$235,832

Interest-bearing liabilities:
Savings, NOW and money-market deposits	36,176	153	0.85	44,663	306	1.37
Time deposits	108,775	895	1.65	109,275	1,150	2.10
Borrowings (2)	36,855	765	4.15	65,534	1,304	3.98

Total interest-bearing liabilities/interest expense	181,806	1,813	1.99	219,472	2,760	2.52

Noninterest-bearing demand deposits	497			504
Other liabilities	2,899			7,074
Stockholders’ equity	1,188			8,782

Total liabilities and stockholders’ equity	$186,390			$235,832

Net interest income		$1,731			$2,186

Interest-rate spread (3)			1.49%			1.96%

Net interest margin (4)			1.94%			1.98%

Ratio of average interest-earning assets to average interest-bearing liabilities	0.98			1.01

(1)	Includes interest-earning deposits with banks, Federal funds sold, and Federal Home Loan Bank stock dividends.
(2)	Includes Federal Home Loan Bank advances, other borrowings and junior subordinated debenture.
(3)	Interest-rate spread represents the difference between the average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(4)	Net interest margin is net interest income divided by average interest-earning assets.

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OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Comparison of the Three-Month Periods Ended June 30, 2011 and 2010

General. Net loss for the three months ended June 30, 2011, was $2.0 million or $(2.40) per basic and diluted share compared to a net loss of $2.1 million or $(2.59) per basic and diluted share for the period ended June 30, 2010. This decrease in net loss was partially due to a $0.6 million reduction in provision for loan losses and $0.2 million gain on sale of securities partially offset by a $0.5 million increase in noninterest expenses.

Interest Income. Interest income decreased to $1.7 million for the three months ended June 30, 2011 from $2.1 million for the three months ended June 30, 2010. Interest income on loans decreased $0.4 million due primarily to a decrease in the average loan portfolio balance and a decrease in the average yield earned for the three months ended June 30, 2011 compared to the same period in 2010.

Interest Expense. Interest expense decreased to $0.9 million for the three months ended June 30, 2011 from $1.1 million for the three months ended June 30, 2010. Interest expense decreased primarily because of a decrease in the average balance and average yield paid during 2011.

Provision for Loan Losses. The provision for the three months ended June 30, 2011, was $0.9 million compared to $1.5 million for the same period in 2010. The provision for loan losses is charged to operations as losses are estimated to have occurred in order to bring the total allowance for loan losses to a level deemed appropriate by management to absorb losses inherent in the portfolio at June 30, 2011. Management’s periodic evaluation of the adequacy of the allowance is based upon historical experience, the volume and type of lending conducted by us, adverse situations that may affect the borrower’s ability to repay, estimated value of the underlying collateral, loans identified as impaired, general economic conditions, particularly as they relate to our market areas, and other factors related to the estimated collectability of our loan portfolio. The allowance for loan losses totaled $3.1 million or 2.93% of loans outstanding at June 30, 2011, compared to $3.7 million, or 3.16% of loans outstanding at December 31, 2010. Management believes the balance in the allowance for loan losses at June 30, 2011 is adequate.

Noninterest Income. Total noninterest income increased to $0.2 million for the three months ended June 30, 2011, from $15,000 for the three months ended June 30, 2010 primarily due to a increase in gains recognized on the sale of securities.

Noninterest Expenses. Total noninterest expenses increased to $2.1 million for the three months ended June 30, 2011 compared to $1.6 million for the three months ended June 30, 2010, primarily due to an increase in expenses related to foreclosed real estate.

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OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Comparison of the Six-Month Periods Ended June 30, 2011 and 2010

General. Net loss for the six months ended June 30, 2011, was $3.1 million or $(3.82) per basic and diluted share compared to a net loss of $5.2 million or $(6.38) per basic and diluted share for the period ended June 30, 2010. The decrease in the Company’s net loss was primarily due to a decrease in the $2.4 million net expense associated with downsizing the Company in the first quarter of 2010 and a $1.3 million reduction in provision for loan losses, partially offset by a $0.5 million reduction in net interest income before provision for loan losses and a $0.9 million increase in expenses related to foreclosed real estate and insurance.

Interest Income. Interest income decreased to $3.5 million for the six months ended June 30, 2011 from $4.9 million for the six months ended June 30, 2010. Interest income on loans decreased $1.0 million due primarily to a decrease in the average loan portfolio balance and a decrease in the average yield earned for the six months ended June 30, 2011 compared to the same period in 2010. Interest on securities decreased by $0.4 million to $1.0 million due primarily to a decrease in the average balance of the securities portfolio.

Interest Expense. Interest expense on deposits decreased to $1.0 million for the six months ended June 30, 2011 from $1.5 million for the six months ended June 30, 2010. Interest expense decreased primarily because of a decrease in the average yield paid and the average balance during 2011. Interest expense on borrowings decreased to $0.8 million for the six months ended June 30, 2011 from $1.3 million for the six months ended June 30, 2010 due primarily to a decrease in the average balance of borrowings.

Provision for Loan Losses. The provision for the six months ended June 30, 2011, was $0.9 million compared to $2.2 million for the same period in 2010. The provision for loan losses is charged to operations as losses are estimated to have occurred in order to bring the total allowance for loan losses to a level deemed appropriate by management to absorb losses inherent in the portfolio at June 30, 2011. Management’s periodic evaluation of the adequacy of the allowance is based upon historical experience, the volume and type of lending conducted by us, adverse situations that may affect the borrower’s ability to repay, estimated value of the underlying collateral, loans identified as impaired, general economic conditions, particularly as they relate to our market areas, and other factors related to the estimated collectability of our loan portfolio. The allowance for loan losses totaled $3.1 million or 2.93% of loans outstanding at June 30, 2011, compared to $3.7 million, or 3.16% of loans outstanding at December 31, 2010. Management believes the balance in the allowance for loan losses at June 30, 2011 is adequate.

Noninterest Income. Total noninterest income decreased to $0.2 million for the six months ended June 30, 2011, from $1.4 million for the six months ended June 30, 2010 primarily due to a decrease in gains recognized on the sale of securities as part of the downsizing of the Company in the first quarter of 2010.

Noninterest Expenses. Total noninterest expenses decreased to $4.2 million for the six months ended June 30, 2011 compared to $6.6 million for the six months ended June 30, 2010, primarily due to a decrease in the loss on the early extinguishment of debt associated with the Company’s downsizing in 2010, partially offset by an increase in foreclosed real estate, insurance and other expenses.

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OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Item 4. Controls and Procedures

Under the supervision and with the participation of our President and Chief Financial Officer (our principal executive officer and principal financial officer), we have evaluated the effectiveness of our disclosure controls and procedures as of the end of the period covered by this report, and, based on this evaluation, the President and Chief Financial Officer concluded that these disclosure controls and procedures are effective.

There have been no changes in our internal control over financial reporting during the quarter ended June 30, 2011, that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

PART II. OTHER INFORMATION

Item 6. Exhibits

The exhibits contained in the Exhibit Index following the signature page are filed with or incorporated by reference into this report.

34

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

PART II. OTHER INFORMATION

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OPTIMUMBANK HOLDINGS, INC.
(Registrant)

Date:	August 15, 2011	By:	/s/ Richard L. Browdy
Richard L. Browdy President and Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)

35

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

EXHIBIT INDEX

Exhibit No.	Description

3.1	Articles of Incorporation (incorporated by reference from Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 11, 2004

3.2	Articles of Amendment to the Articles of Incorporation, effective as of January 7, 2009 (Incorporated by reference to Exhibit 3.2 to Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on March 31, 2009)

3.3	Articles of Amendment to the Articles of Incorporation, effective as of November 5, 2010 (Incorporated by reference to Exhibit 3.3 to the Current Report on Form 8-K, filed with the SEC on November 5, 2010)

4.3	Bylaws (incorporated by reference from Current Report on Form 8-K filed with the SEC on May 11, 2004

4.1	Form of stock certificate (incorporated by reference from Quarterly Report on Form 10-QSB filed with the SEC on August 12, 2004)

10.1	Amended and Restated Stock Option Plan (incorporated by reference from Annual Report on Form 10-KSB filed with the SEC on March 31, 2006)

10.2	Stipulation to Entry of Consent Order and Consent Order between OptimumBank, Federal Deposit Insurance Corporation and State of Florida Office of Financial Regulation dated April 16, 2010 (incorporated by reference from current report on Form 8-K filed with the SEC on April 26, 2010)

10.3	Agreement between OptimumBank, Albert J. Finch and Richard L. Browdy dated June 14, 2002 (incorporated by reference from Registration Statement on Form 10-SB under the Exchange Act, filed with the Federal Deposit Insurance Corporation on March 28, 2003)

10.4	Written Agreement by and between OptimumBank Holdings, Inc. and Federal Reserve Bank of Atlanta dated June 22, 2010 (incorporated by reference from Quarterly Report on Form 10-Q filed with the SEC on November 15, 2010)

14.1	Code of Ethics for Chief Executive Officer and Senior Financial Officers (incorporated by reference from Annual Report on Form 10-K filed with the SEC on March 31, 2010)

31.1	Certification of Principal Executive and Principal Financial Officer required by Rule 13a-14(a)/15d-14(a) under the Exchange Act*

32.1	Certification of Principal Executive and Principal Financial Officer under 18 U.S.C. Section 1350*

101.INS	XBRL Instance Document*

101.SCH	XBRL Taxonomy Extension Schema Document*

36

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

EXHIBIT INDEX

Exhibit No.	Description

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document*

101.LAB	XBRL Taxonomy Extension Label Linkbase Document*

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document*

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document*

*	A copy of the exhibit can be obtained from the SEC website at www.sec.gov or by written request to Richard L. Browdy, President, Optimum Bank Holdings, Inc., 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308.

37

APPENDIX C

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 10-K

(Mark One)

☒	ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the fiscal year ended December 31, 2010

OR-

☐	TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

For the transition period from              to

Commission File Number: 000-1288855

OPTIMUMBANK HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Florida	55-0865043
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2477 East Commercial Blvd., Fort Lauderdale, FL 33308

(Address of principal executive offices)

Registrant’s telephone number, including area code: (954) 776-2332

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered

Common Stock, Par Value $0.01 per share	NASDAQ Capital Market

Securities registered pursuant to Section 12(g) of the Act:

None

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act of 1993.    Yes  ☐    No  ☒

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934.    Yes  ☐    No  ☒

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    Yes  ☒    No  ☐

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Website, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (§232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).    Yes  ☐    No  ☐

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K (§229.405 of this chapter) is not contained herein, and will not be contained, to the best of the registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.    ☒

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer or a smaller reporting company. See definition of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☒

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Act).    Yes  ☐    No  ☒

The aggregate market value of the registrant’s common stock held by non-affiliates of the registrant (616,690 shares) on June 30, 2010, was approximately $1,233,380, computed by reference to the closing market price at $2.00 per share on June 30, 2010. For purposes of this information, the outstanding shares of common stock owned by directors and executive officers of the registrant were deemed to be shares of common stock held by affiliates. Amounts have been adjusted to reflect a 1-for-4 reverse stock split effective November 5, 2010.

The number of shares of common stock, par value $0.01 per share, of the registrant outstanding as of April 12, 2011 was 819,358 shares.

DOCUMENTS INCORPORATED BY REFERENCE

None.

PART I

Item  1. Business

Forward-Looking Statements

We have made forward-looking statements in this Annual Report about the financial condition, results of operations, and business of our company. These statements are not historical facts and include expressions concerning the future that are subject to risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities:

•

general economic conditions, either nationally or regionally, that are less favorable than expected resulting in, among other things, a deterioration in credit quality and an increase in credit risk-related losses and expenses;

•	changes in the interest rate environment that reduce margins;

•	competitive pressure in the banking industry that increases significantly;

•	changes that occur in the regulatory environment; and

•	changes that occur in business conditions and the rate of inflation.

When used in this Annual Report, the words “believes,” “estimates,” “plans,” “expects,” “should,” “may,” “might,” “outlook,” and “anticipates,” as well as similar expressions, as they relate to OptimumBank Holdings, Inc., or its management, are intended to identify forward-looking statements.

General

OptimumBank Holdings, Inc. was formed in 2004 as a Florida corporation to serve as a one-bank holding company for OptimumBank and acquired all of the shares of OptimumBank in May 2004. The holding company’s only business is the ownership and operation of OptimumBank and subsidiaries of the bank. OptimumBank is a Florida chartered bank which opened in November 2000, and its deposits are insured by the Federal Deposit Insurance Corporation, or FDIC. OptimumBank provides community banking services to individuals and businesses in Broward, Miami-Dade and Palm Beach counties. OptimumBank conducts operations from its Fort Lauderdale headquarters and three branch offices in Fort Lauderdale, Plantation and Deerfield Beach. The Bank’s wholly-owned subsidiaries are OB Real Estate Management, LLC, OB Real Estate Holdings, LLC, OB Real Estate Holding 1503, LLC, all of which were formed in 2009 and OB Real Estate Holdings 1695, OB Real Estate Holdings 1669, OB Real Estate Holdings 1645 and OB Real Estate Holdings 1565, all formed in 2010. OB Real Estate Management, LLC is primarily engaged in managing foreclosed real estate but had no activity in 2010. All other bank subsidiaries are primarily engaged in holding and disposing of foreclosed real estate.

OptimumBank Holdings is subject to the supervision and regulation of the Federal Reserve. OptimumBank is subject to the supervision and regulation of the Florida Office of Financial Regulation, or OFR, and the FDIC. OptimumBank is a member of the Federal Home Loan Bank of Atlanta.

At December 31, 2010, our company had total assets of $190.3 million, net loans of $113.5 million, total deposits of $148.2 million and stockholders’ equity of $2.8 million. During 2010, our company had a net loss of $8.5 million.

Recent Developments

In 2008, the Company and the Bank began to experience a substantial increase in impaired and non-performing loans and associated credit losses due to the nationwide economic recession and the related plunge in real estate values in south Florida. As a result, the Company’s net income for 2008 was only $520,000. These trends continued in 2009 and 2010, with the result that the Company and the Bank sustained net losses of $11.5 million in 2009 and $8.5 million in 2010, primarily from significant increases in the provision for loan losses. These operating losses have eroded OptimumBank’s regulatory capital and weakened its financial condition. As a result of these losses and other related operating issues, on April 16, 2010, OptimumBank was required to enter into a Consent Order with the FDIC and Florida Office of Financial Regulation, and, on June 22, 2010, the Company was required to enter into a Written Agreement with the Federal Reserve Bank of Atlanta, or Federal Reserve.

Consent Order. The Consent Order imposes a number of requirements on the Bank intended to improve the Bank’s condition, including a requirement that the Bank maintain a ratio of Tier 1 capital to adjusted total assets (the “Tier 1 Leverage Ratio”) of 8.0%, and a ratio of total risk based capital to risk-weighted assets of 12.0% (the “Total Risk Based Capital Ratio”). On December 31, 2010, the Bank had a Tier 1 Leverage ratio of 4.02% and a Total Risk Based Capital Ratio of 6.7%. The Bank would have needed approximately $7.8 million in additional capital as of December 31, 2010 in order to comply with the capital requirements of the Consent Order.

The Consent Order contains the following principal requirements:

•

The Bank is required to have and retain qualified and appropriately experienced senior management, including a chief executive officer, a chief lending officer and a chief financial officer, who are given the authority to implement the provisions of the Consent Order.

•	Any proposed changes in the Bank’s Board of Directors or senior executive officers are subject to the prior consent of the FDIC and the OFR.

•

The Bank is required to maintain both a fully funded allowance for loan and lease losses satisfactory to the FDIC and the OFR and a minimum Tier 1 leverage capital ratio of 8% and a total risk-based capital ratio of 12% for as long as the Consent Order remains in effect.

•	The Bank must undertake over a two-year period a scheduled reduction of the balance of loans classified “substandard” and “doubtful” in its 2009 FDIC examination by at least 75%.

•	The Bank is required to reduce the volume of its adversely classified private label mortgage backed securities under a plan acceptable to the FDIC and OFR.

•	The Bank must submit to the FDIC and the OFR for their review and comment a written business/strategic plan covering the overall operation of the Bank.

•

The Bank must implement a plan to improve earnings, addressing goals and strategies for improving and sustaining earnings, major areas for improvement in the Bank’s operating performance, realistic and comprehensive budgets and a budget review process.

•

The Bank must revise and implement its written lending and collection policy to provide effective guidance and control of the lending function. The Bank is required to revise, implement and incorporate recommendations of the FDIC and OFR with respect to the following policies or plans:

•	Lending and Collection Policies

•	Investment Policy

•	Liquidity, Contingency Funding and Funds Management Plan

•	Interest Rate Risk Management Policy

•	Internal Loan Review and Grading System and

•	Internal Control Policy

•	The Bank must develop and implement a satisfactory interest rate risk management policy that is appropriate to the size of the Bank and the complexity of its assets.

•	The Bank may not pay any dividends or bonuses without the prior approval of the FDIC..

•	The Bank may not accept, renew or rollover any brokered deposits except with the prior approval of the FDIC.

•	The Bank is required to notify the FDIC prior to undertaking asset growth of 10% or more per annum while the Consent Order remains in effect.

•	The Bank is required to file periodic progress reports with the FDIC and the OFR.

Management believes that the Bank is currently in substantial compliance with all the requirements of the Consent Order except for the Bank’s failure to attain the regulatory capital ratio requirements. The Company is currently conducting a private placement offering of its common stock intended to result in the Bank attaining such capital ratios. There can be no assurance, however, that the Company will raise sufficient capital, if any, in the private placement offering for the Bank to meet the capital requirements of the Consent Order.

Written Agreement with the Federal Reserve. The Written Agreement between the Company and the Federal Reserve requires the Company to serve as a source of strength to certain aspects of the capitalization, operation and management of the Bank. The Company also agreed that while the Written Agreement remains in effect, without prior approval of the Federal Reserve, it will not:

•	declare or pay dividends,

•	directly or indirectly take dividends or any other form of payment representing a reduction in capital from OptimumBank.

•	make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities,

•	incur, increase, or guarantee any debt or purchase or redeem any shares of its stock, or

•	appoint any new director or senior executive officer, or change the responsibilities of any senior executive officer so that the officer would assume a different senior executive officer position.

Management believes that the Company is in substantial compliance with all the provisions of the Written Agreement with the Federal Reserve.

Company’s Ability to Continue as a Going Concern. The Company’s recent and continuing increases in nonperforming assets, declining net interest margin, continuing high levels of noninterest expenses related to the credit problems, and eroding regulatory capital raise substantial doubt about the Company’s ability to return to profitability and continue as a going concern. The Bank is not in compliance with its regulatory capital requirements set forth in the Consent Order, as well as the FDIC regulatory framework for prompt corrective action. For additional information on the Bank’s regulatory capital requirements, see “Management’s Discussion and Analysis of Financial Condition and Results of Operation- Regulatory Capital Adequacy”.

We have determined that additional capital will be required for us to return to profitability and continue operations. Since January 2011, we have engaged in a private placement offering of our common stock to increase our regulatory capital. It remains to be seen whether the offering will be successful. If we are unable to raise capital and the Bank’s regulatory capital levels continue to decline, the regulators may take additional enforcement action against us, including placing the Bank into conservatorship or receivership, to protect the interests of depositors insured by the FDIC.

The accompanying consolidated financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the discharge of liabilities in the normal course of business for the foreseeable future, and do not include any adjustments to reflect the possible future effects on the recoverability or classification of assets, and the amounts or classification of liabilities that may result from the outcome of any regulatory action which would affect our ability to continue as a going concern.

Banking Products

Our revenues are primarily derived from interest on, and fees received in connection with, real estate, and other loans, and from interest from mortgage-backed securities and short-term investments. The principal sources of funds for our lending activities are deposits, borrowings, repayment of loans, and the repayment, or maturity of investment securities. Our principal expenses are the interest paid on deposits, and operating and general administrative expenses.

As is the case with banking institutions generally, our operations are materially and significantly influenced by general economic conditions and by related monetary and fiscal policies of financial institution regulatory agencies, including the Board of Governors of the Federal Reserve System and the FDIC. Deposit flows and costs of funds are influenced by interest rates on competing investments and general market rates of interest. Lending activities are affected by the demand for financing of real estate and other types of loans, which in turn is affected by the interest rates at which such financing may be offered and other factors affecting local demand and availability of funds. We face strong competition in attracting deposits (our primary source of lendable funds) and originating loans.

We provide a range of consumer and commercial banking services to individuals and businesses. The basic services we offer include: demand interest-bearing and noninterest-bearing accounts, money market deposit accounts, NOW accounts, time deposits, credit cards, cash management, direct deposits, notary services, money orders, night depository, travelers’ checks, cashier’s checks, domestic collections, savings bonds, bank drafts, automated teller services, drive-in tellers, and banking by mail. In addition, we make residential and commercial real estate loans and consumer loans. We provide ATM cards, as a part of the Star, Presto and Cirrus networks, thereby permitting customers to utilize the convenience of ATMs worldwide. We do not have trust powers and provide no trust services.

Strategy

Our continuing goal is to become one of the leading community banking organizations in Broward County through steady, reasonable and controlled growth and a prudent operating strategy.

Prior to 2010, our operating and business strategy emphasized:

•	Local management and local decision making resulting in rapid, personalized customer service, rapid credit decisions and expedited closings;

•	Maintaining our presence in Broward County through a branch network- we currently have three branch banking offices in Broward County;

•	Real estate lending activities by continuing to originate adjustable rate residential and commercial mortgage loans for our customers;

•	Maintaining high credit quality through strict underwriting criteria and our knowledge of the real estate values in our market area;

•

Personalized products and service - we strive to provide innovative financial products, high service levels and to maintain strong customer relationships. We seek customers who prefer to conduct business with a locally owned and managed institution.

Our ability to execute this strategy is currently limited by the Consent Order and our current capital levels. As a result, our management has focused its efforts on a short-term strategy that has the following objectives:

•	Stabilize the Company’s Loan Portfolio- Management discontinued new loan originations and devoted significant resources to the identification and workout of problem loans.

•	Stabilize the Company’s Funding Sources- Management acted to reduce the Bank’s dependence on brokered deposits and wholesale borrowings.

•	Increase the Bank’s Capital Ratios- Management reduced the size of the Bank and is attempting to raise capital in a private placement offering of the Company’s common stock.

Lending Activities

Prior to 2010, we offered primarily real estate and to a lesser extent, consumer loans, to individuals and small businesses and other organizations that were located in or conduct a substantial portion of their business in our market area. Our market area consists of the tri-county area of Broward, Miami-Dade and Palm Beach counties. Our net loans at December 31, 2010 were $113.5 million, or 59.8% of total assets. The interest rates we charged on loans varied with the degree of risk, maturity, and amount of the loan, and were further subject to competitive pressures, money market rates, availability of funds, and government regulations. We have no foreign loans or loans for highly leveraged transactions.

Our loans are concentrated in two major areas: residential and commercial real estate loans. As of December 31, 2010, 99.7% of our loan portfolio consisted of loans secured by mortgages on real estate, of which approximately 34.2% of the total loan portfolio was secured by one-to-four family residential properties. Our real estate loans are located primarily in our tri-county market area.

Our real estate loans are secured by mortgages and consist primarily of loans to individuals and businesses for the purchase or improvement of, or investment in, real estate. These real estate loans were made at fixed or variable interest rates and are normally adjustable rate mortgages which adjust annually after the initial three to five year period. Our fixed rate loans generally are for terms of five years or less, and are repayable in monthly installments based on a maximum 30-year amortization schedule.

Prior to 2010, loan originations were derived primarily from existing customers, direct marketing and independent mortgage brokers that processed our loans. We paid fees to these brokers in connection with their services; however, we performed the underwriting and approval of each of the loans we fund. Loan originations have also been derived from existing customers, and referrals from existing customers and Bank employees.

Certain credit risks are inherent in making loans. These include prepayment risks, risks resulting from uncertainties in the future value of collateral, risks resulting from changes in economic and industry conditions including interest rates, and risks inherent in dealing with individual borrowers. A significant portion of our portfolio is collateralized by real estate in south Florida, and we are susceptible to local economic downturns. We attempt to minimize credit losses through various means. On larger credits, we rely on the cash flow and assets of a debtor as the source of repayment as well as the value of the underlying collateral. We also generally limit our loans to 80% of the value of the underlying real estate collateral. We generally charge a prepayment penalty if a loan is repaid within the first two to three years of origination to recover any fees we paid for the origination of the loan.

Due to the effects of the current recession, our earnings have been materially affected by required provisions for loan losses, and to a lesser degree, reduced interest income and increased loan administration expenses, stemming primarily from deterioration in our commercial real estate and land loan portfolios. Since the last quarter of 2009, due to the need for the Bank to reduce its exposure to credit risk and preserve regulatory capital, we have limited our lending activities to restructuring, modifying, or extending existing loans and lending to purchasers of real estate properties owned by the Bank.

Deposit Activities

Deposits are the major source of our funds for lending and other investment activities. We consider the majority of our regular savings, demand, NOW, money market deposit accounts and CD’s under $100,000 to be core deposits. These accounts comprised approximately 65.4% of our total deposits at December 31, 2010. Approximately 75.1% of our deposits at December 31, 2010 were certificates of deposit. Generally, we attempt to maintain the rates paid on our deposits at a competitive level. Time deposits of $100,000 and over made up approximately 34.6% of our total deposits at December 31, 2010. Although these large deposits are not traditionally considered core deposits, the majority of these deposits have served as a stable source of funds in our targeted market. The majority of our deposits are generated from Broward County.

We have used brokered deposits to facilitate the funding of our mortgage lending activities in circumstances when larger than anticipated loan volumes occur and there is not enough time to fund the additional loan demand through traditional deposit solicitation. The time frame from the initial order to the final funding of brokered deposits is generally one to three days. The rates paid on these brokered deposits are typically equal to or slightly less than the high end of the interest rates in OptimumBank’s competitive market area. Since December 2009, we have no longer solicited or renewed existing brokered deposits due to regulatory restrictions. Brokered deposits amounted to 1.2% and 9.2% of our total deposits at December 31, 2010 and 2009, respectively.

Investments

Our investment securities portfolio was approximately $ 51.1 million and $81.1 million at December 31, 2010 and 2009, respectively, representing 26.8% and 30.1% of our total assets. At December 31, 2010, approximately 47.0% of this portfolio was invested in U.S. government agency mortgage-backed securities and 52.8% of this portfolio was invested in private label mortgage-backed securities. Mortgage backed securities generally have a shorter life than the stated maturity. Our investments are managed in relation to loan demand and deposit growth, and are generally used to provide for the investment of excess funds at minimal risk levels while providing liquidity to fund increases in loan demand or to offset fluctuations in deposits.

Federal funds sold is the excess cash we have available over and above daily cash needs. This money is invested on an overnight basis with approved correspondent banks.

Correspondent Banking

Correspondent banking involves one bank providing services to another bank which cannot provide that service for itself from an economic or practical standpoint. We are required to purchase correspondent services offered by larger banks, including check collections, purchase of federal funds, security safekeeping, investment services, coin and currency supplies, overline and liquidity loan participations, and sales of loans to or participations with correspondent banks.

We have established a correspondent relationship with Independent Bankers Bank of Florida. We pay for such services in cash as opposed to keeping compensating balances. We also sell loan participations to other banks with respect to loans which exceed our lending limit.

Data Processing

We outsource most of our data processing services, including an automated general ledger and deposit accounting; however, we service all our loans in-house.

Internet Banking

We maintain a website at www.optimumbank.com where customers can access account balances, view current account activity and their previous statement, view images of paid checks and transfer funds between accounts. Our website provides information regarding our Visa credit card offering.

Competition

We encounter strong competition both in making loans and in attracting deposits. The deregulation of the banking industry and the widespread enactment of state laws which permit multi-bank holding companies as well as an increasing level of interstate banking have created a highly competitive environment for commercial banking. In one or more aspects of our business, we compete with other commercial banks, savings and loan associations, credit unions, finance companies, mutual funds, insurance companies, brokerage and investment banking companies, and other financial intermediaries. Most of these competitors, some of which are affiliated with bank holding companies, have substantially greater resources and lending limits, and may offer certain services that we do not currently provide. In addition, many of our non-bank competitors are not subject to the same extensive federal regulations that govern federally insured banks. Recent federal and state legislation has heightened the competitive environment in which financial institutions must conduct their business, and the potential for competition among financial institutions of all types has increased significantly.

To compete, we rely upon specialized services, responsive handling of customer needs, and personal contacts by our officers, directors, and staff. Large multi-branch banking competitors tend to compete primarily by rate and the number and location of branches while smaller, independent financial institutions tend to compete primarily by rate and personal service.

Employees

As of December 31, 2010, we had nineteen full-time employees, including executive officers. The employees are not represented by a collective bargaining unit. We consider relations with employees to be good.

Supervision and Regulation

Banks and their holding companies are extensively regulated under both federal and state law. The following is a brief summary of certain statutes, rules, and regulations affecting OptimumBank Holdings and OptimumBank. This summary is qualified in its entirety by reference to the particular statutory and regulatory provisions referred to below and is not intended to be an exhaustive description of the statutes or regulations applicable to the business of our company and our bank. Supervision, regulation, and examination of banks by regulatory agencies are intended primarily for the protection of depositors, rather than shareholders.

Dodd-Frank Act. On July 21, 2010, President Obama signed the Dodd-Frank Wall Street Reform and Consumer Protection Act, or the Dodd-Frank Act, into law. The Dodd-Frank Act will have a broad impact on the financial services industry, including potentially significant regulatory and compliance changes including, among other things, (1) enhanced resolution authority of troubled and failing banks and their holding companies; (2) potential changes to capital and liquidity requirements; (3) changes to regulatory examination fees; (4) changes to assessments to be paid to the FDIC for federal deposit insurance; and (5) numerous other provisions designed to improve supervision and oversight of, and strengthening safety and soundness for, the financial services sector. Additionally, the Dodd-Frank Act establishes a new framework for systemic risk oversight within the financial system to be distributed among new and existing federal regulatory agencies, including the Financial Stability Oversight Council, the Board of Governors of the Federal Reserve System, or the Federal Reserve, the Office of the Comptroller of the Currency, or the OCC, and the Federal Deposit Insurance Corporation, or the FDIC. Many of the requirements called for in the Dodd-Frank Act will be implemented over time and most will be subject to implementing regulations over the course of several years. Given the uncertainty associated with the manner in which the provisions of the Dodd-Frank Act will be implemented by the various regulatory agencies and through regulations, the full extent of the impact such requirements will have on our operations is unclear. The changes resulting from the Dodd-Frank Act may impact the profitability of our business activities, require changes to certain of our business practices, impose upon us more stringent capital, liquidity and leverage ratio requirements or otherwise adversely affect our business. These changes may also require us to invest significant management attention and resources to evaluate and make necessary changes in order to comply with new statutory and regulatory requirements. Failure to comply with any such laws, regulations, or principles or changes thereto, may negatively impact our results of operations and financial condition. While we cannot predict what effect any presently contemplated or future changes in the laws or regulations or their interpretations would have on us, these changes could be materially adverse to our investors and shareholders.

The following items provide a brief description of the impact of the Dodd-Frank Act on our operations and activities, both currently and prospectively.

•

Increased Capital Standards and Enhanced Supervision. The federal banking agencies are required to establish minimum leverage and risk-based capital requirements for banks and bank holding companies. These new standards will be no lower than existing regulatory capital and leverage standards applicable to insured depository institutions and may, in fact, be higher when established by the agencies. Compliance with heightened capital standards may reduce our ability to generate or originate revenue-producing assets and thereby restrict revenue generation from banking and non-banking operations. The Dodd-Frank Act also increases regulatory oversight, supervision and examination of banks, bank holding companies and their respective subsidiaries by the appropriate regulatory agency. Compliance with new regulatory requirements and expanded examination processes could increase the Company’s cost of operations.

•

The Consumer Financial Protection Bureau. The Dodd-Frank Act creates a new, independent Consumer Financial Protection Bureau, or the Bureau, within the Federal Reserve. The Bureau is tasked with establishing and implementing rules and regulations under certain federal consumer protection laws with respect to the conduct of providers of certain consumer financial products and services. The Bureau has rulemaking authority over many of the statutes governing products and services offered to bank consumers. Generally, we will not be directly subject to the rules and regulations of the Bureau. However, the Dodd-Frank Act permits states to adopt consumer protection laws and regulations that are stricter than those regulations promulgated by the Bureau and state attorneys general are permitted to enforce consumer protection rules adopted by the Bureau against certain state-chartered institutions. Any such new regulations could increase our cost of operations and, as a result, could limit our ability to expand into these products and services.

•

Deposit Insurance. The Dodd-Frank Act makes permanent the $250,000 deposit insurance limit for insured deposits. Amendments to the Federal Deposit Insurance Act also revise the assessment base against which an insured depository institution’s deposit insurance premiums paid to the FDIC’s Deposit Insurance Fund, or the DIF, will be calculated. Under the amendments, the assessment base will no longer be the institution’s deposit base, but rather its average consolidated total assets less its average tangible equity. Additionally, the Dodd-Frank Act makes changes to the minimum designated reserve ratio of the DIF, increasing the minimum from 1.15 percent to 1.35 percent of the estimated amount of total insured deposits, and eliminating the requirement that the FDIC pay dividends to depository institutions when the reserve ratio exceeds certain thresholds. Several of these provisions could increase the FDIC deposit insurance premiums paid by us. The Dodd-Frank Act also provides that, effective one year after the date of enactment, depository institutions may pay interest on demand deposits.

•

Transactions with Affiliates. The Dodd-Frank Act enhances the requirements for certain transactions with affiliates under Section 23A and 23B of the Federal Reserve Act, including an expansion of the definition of “covered transactions” and increasing the amount of time for which collateral requirements regarding covered transactions must be maintained.

•

Transactions with Insiders. Insider transaction limitations are expanded through the strengthening on loan restrictions to insiders and the expansion of the types of transactions subject to the various limits.

•

Enhanced Lending Limits. The Dodd-Frank Act strengthens the existing limits on a depository institution’s credit exposure to one borrower. Current banking law limits a depository institution’s ability to extend credit to one person (or group of related persons) in an amount exceeding certain thresholds. The Dodd-Frank Act expands the scope of these restrictions to include credit exposure arising from derivative transactions, repurchase agreements, and securities lending and borrowing transactions.

Company Regulation

General. As a bank holding company registered under the Bank Holding Company Act of 1956 (the “BHCA”), OptimumBank Holdings is subject to the regulation and supervision of, and inspection by, the Federal Reserve Board (“Federal Reserve”). OptimumBank Holdings also is required to file with the Federal Reserve annual reports and other information regarding its business operations, and those of its subsidiaries. In the past, the BHCA limited the activities of bank holding companies and their subsidiaries to activities which were limited to banking, managing or controlling banks, furnishing services to or performing services for their subsidiaries or engaging in any other activity which the Federal Reserve determined to be so closely related to banking or managing or controlling banks as to be properly incident thereto. Under the Gramm-Leach-Bliley Financial Modernization Act of 1999 which is discussed below, bank holding companies now have the opportunity to seek broadened authority, subject to limitations on investment, to engage in activities that are “financial in nature” if all of their subsidiary depository institutions are well capitalized, well managed, and have at least a satisfactory rating under the Community Reinvestment Act, which is also discussed below.

In this regard, the BHCA prohibits a bank holding company, with certain limited exceptions, from (i) acquiring or retaining direct or indirect ownership or control of more than 5% of the outstanding voting stock of any company which is not a bank or bank holding company, or (ii) engaging directly or indirectly in activities other than those of banking, managing or controlling banks, or performing services for its subsidiaries, unless such non-banking business is determined by the FRB to be so closely related to banking or managing or controlling banks as to be properly incident thereto. In making such determinations, the FRB is required to weigh the expected benefit to the public, such as greater convenience, increased competition or gains in efficiency, against the possible adverse effects, such as undue concentration of resources, decreased or unfair competition, conflicts of interest, or unsound banking practices. Generally, bank holding companies, such as OptimumBank Holdings, are required to obtain prior approval of the Federal Reserve to engage in any new activity not previously approved by the Federal Reserve.

Change of Holding Company Control. The BHCA also requires that every bank holding company obtain the prior approval of the Federal Reserve before it may acquire all or substantially all of the assets of any bank, or ownership or control of any voting shares of any bank, if after such acquisition it would own or control, directly or indirectly, more than 5% of the voting shares of such bank. In approving bank acquisitions by bank holding companies, the Federal Reserve is required to consider the financial and managerial resources and future prospects of the bank holding company and the banks concerned, the convenience and needs of the communities to be served, including the parties’ performance under the Community Reinvestment Act (discussed below) and various competitive factors. As described in greater detail below, pursuant to the Riegle-Neal Interstate Banking and Branch Efficiency Act of 1994 (the “Interstate Banking and Branching Act”), a bank holding company is permitted to acquire banks in states other than its home state.

The BHCA further prohibits a person or group of persons from acquiring “control” of a bank holding company unless the Federal Reserve Bank has been notified and has not objected to the transaction. Under a rebuttable presumption established by the Federal Reserve, the acquisition of 10% or more of a class of voting stock of a bank holding company with a class of securities registered under Section 12 of the Exchange Act would, under the circumstances set forth in the presumption, constitute acquisition of control of the bank holding company. In addition, any person or group of persons must obtain the approval of the Federal Reserve under the BHCA before acquiring 25% (5% in the case of an acquirer that is already a bank holding company) or more of the outstanding common stock of a bank holding company, or otherwise obtaining control or a “controlling influence” over the bank holding company.

Interstate Banking and Branching. The Interstate Banking and Branching Act provides for nationwide interstate banking and branching. Under the law, interstate acquisitions of banks or bank holding companies in any state by bank holding companies in any other state are permissible subject to certain limitations. Florida also has a law that allows out-of-state bank holding companies (located in states that allow Florida bank holding companies to acquire banks and bank holding companies in that state) to acquire Florida banks and Florida bank holding companies. The law essentially provides for out-of-state entry by acquisition only (and not by interstate branching) and requires the acquired Florida bank to have been in existence for at least three years. Interstate branching and consolidation of existing bank subsidiaries in different states is permissible. A Florida bank also may establish, maintain, and operate one or more branches in a state other than Florida pursuant to an interstate merger transaction in which the Florida bank is the resulting bank.

Financial Modernization. The Gramm-Leach-Bliley Act of 1999 (the “GLB Act”) sought to achieve significant modernization of the federal bank regulatory framework by allowing the consolidation of banking institutions with other types of financial services firms, subject to various restrictions and requirements. In general, the GLB Act repealed most of the federal statutory barriers which separated commercial banking firms from insurance and securities firms and authorized the consolidation of such firms in a “financial services holding company.” We have no current plans to utilize the structural options created by the GLB Act.

Securities Regulation and Corporate Governance. OptimumBank Holdings’ common stock is registered with the Securities and Exchange Commission (the “SEC”) under Section 12(g) of the Securities Exchange Act of 1934, and we are subject to restrictions, reporting requirements and review procedures under federal securities laws and regulations. We are also subject to the rules and reporting requirements of the NASDAQ Global Market, on which our common stock is traded. Like other issuers of publicly traded securities, we must also comply with the corporate governance reforms enacted under the Sarbanes-Oxley Act of 2002 (“The Sarbanes-Oxley Act”) and the rules of the SEC and NASDAQ Stock Market adopted pursuant to the Sarbanes Oxley Act. Among other things, these reforms, effective as of various dates, require certification of financial statements by the chief executive officer and chief financial officer, prohibit the provision of specified services by independent auditors, require pre-approval of independent auditor services, define director independence and require certain committees, and a majority of a subject company’s board of directors, to consist of independent directors, establish additional disclosure requirements in reports filed with the SEC, require expedited filing of reports, require management evaluation and auditor attestation of internal controls, prohibit loans by the issuer (but not by certain depository institutions) to directors and officers, set record-keeping requirements, mandate complaint procedures for the reporting of accounting and audit concerns by employees, and establish penalties for non-compliance.

Bank Regulation

General. OptimumBank is chartered under the laws of the State of Florida, and its deposits are insured by the FDIC to the extent provided by law. OptimumBank is subject to comprehensive regulation, examination and supervision by the FDIC and the Florida Office of Financial Regulation, or Florida OFR, and to other laws and regulations applicable to banks. Such regulations include limitations on loans to a single borrower and to its directors, officers and employees; limitations on the types of activities a state bank can conduct, restrictions on the opening and closing of branch offices; the maintenance of required capital ratios; the granting of credit under equal and fair conditions; and the disclosure of the costs and terms of such credit. OptimumBank is examined periodically by the FDIC and the Florida OFR, to whom it submits periodic reports regarding its financial condition and other matters. The FDIC and the Florida OFR have a broad range of powers to enforce regulations under their jurisdiction, and to take discretionary actions determined to be for the protection and safety and soundness of banks, including the institution of cease and desist orders and the removal of directors and officers. The FDIC and the Florida OFR also have the authority to approve or disapprove mergers, consolidations, and similar corporate actions.

Consent Order. On April 16, 2010, OptimumBank was required to enter into a Consent Order with the FDIC and the Florida Office of Financial Regulation. Under the Consent Order, the Bank is required to implement a number of corrective measures intended to improve the Bank’s condition, including a requirement to maintain certain minimum capital ratios. The Consent Order also contains significant operating restrictions. A description of the principal requirements of the Consent Order are contained in “Business- - Recent Developments- Consent Order”.

Capital Adequacy Requirements. Banks are required to maintain capital at adequate levels based on a percentage of assets and off-balance sheet exposures, adjusted for risk weights ranging from 0% to 100%. Under the risk-based standard, capital is classified into two tiers. Tier 1 capital consists of common shareholders’ equity (excluding the unrealized gain (loss) on available-for-sale securities), trust preferred securities subject to certain limitations, and minus certain intangible assets. Tier 2 capital consists of the general allowance for credit losses except for certain limitations. An institution’s qualifying capital base for purposes of its risk-based capital ratio consists of the sum of its Tier 1 and Tier 2 capital. The regulatory minimum requirements are 4% for Tier 1 and 8% for total risk-based capital. At December 31, 2010, our Tier 1 and total risk-based capital ratios were 5.43% and 6.7%, respectively.

Banks are also required to maintain capital at a minimum level based on total assets, which is known as the leverage ratio. The minimum requirement for the leverage ratio is 4%, but all but the highest rated institutions are required to maintain ratios 100 to 200 basis points above the minimum. At December 31, 2010, our leverage ratio was 4.02%.

The Consent Order imposes higher capital requirements on OptimumBank. Under the Consent Order, OptimumBank must maintain a Tier 1 Leverage Ratio of 8.0%, and a total risk based capital ratio of 12.0%. With a Tier 1 Leverage ratio of 4.02% and a Total Risk Based Capital Ratio of 6.7% at December 31, 2010, the Bank did not meet the capital adequacy ratios as required by the Consent Order.

The FDIC Improvement Act of 1993 (“FDICIA”) contains “prompt corrective action” provisions pursuant to which banks are to be classified into one of five categories based upon capital adequacy, ranging from “well capitalized” to “critically undercapitalized” and which require (subject to certain exceptions) the appropriate federal banking agency to take prompt corrective action with respect to an institution which becomes “significantly undercapitalized” or “critically undercapitalized.”

The FDIC has issued regulations to implement the “prompt corrective action” provisions of FDICIA. In general, the regulations define the five capital categories as follows:

•

an institution is “well capitalized” if it has a total risk-based capital ratio of 10% or greater, has a Tier 1 risk-based capital ratio of 6% or greater, has a leverage ratio of 5% or greater and is not subject to any written capital order or directive to meet and maintain a specific capital level for any capital measures;

•

an institution is “adequately capitalized” if it has a total risk-based capital ratio of 8% or greater, has a Tier 1 risk-based capital ratio of 4% or greater, and has a leverage ratio of 4% or greater;

•

an institution is “undercapitalized” if it has a total risk-based capital ratio of less than 8%, has a Tier 1 risk-based capital ratio that is less than 4% or has a leverage ratio that is less than 4%;

•

an institution is “significantly undercapitalized” if it has a total risk-based capital ratio that is less than 6%, a Tier 1 risk-based capital ratio that is less than 3% or a leverage ratio that is less than 3%; and

•	an institution is “critically undercapitalized” if its “tangible equity” is equal to or less than 2% of its total assets.

The FDIC, after an opportunity for a hearing, has authority to downgrade an institution from “well capitalized” to “adequately capitalized” or to subject an “adequately capitalized” or “undercapitalized” institution to the supervisory actions applicable to the next lower category, for supervisory concerns.

Generally, FDICIA requires that an “undercapitalized” institution must submit an acceptable capital restoration plan to the appropriate federal banking agency within 45 days after the institution becomes “undercapitalized” and the agency must take action on the plan within 60 days. The appropriate federal banking agency may not accept a capital restoration plan unless, among other requirements, each company having control of the institution has guaranteed that the institution will comply with the plan until the institution has been adequately capitalized on average during each of the three consecutive calendar quarters and has provided adequate assurances of performance. The aggregate liability under this provision of all companies having control of an institution is limited to the lesser of:

•	5% of the institution’s total assets at the time the institution becomes “undercapitalized” or

•

the amount which is necessary, or would have been necessary, to bring the institution into compliance with all capital standards applicable to the institution as of the time the institution fails to comply with the plan filed pursuant to FDICIA

An “undercapitalized” institution may not acquire an interest in any company or any other insured depository institution, establish or acquire additional branch offices or engage in any new business unless the appropriate federal banking agency has accepted its capital restoration plan, the institution is implementing the plan, and the agency determines that the proposed action is consistent with and will further the achievement of the plan, or the appropriate Federal banking agency determines the proposed action will further the purpose of the “prompt corrective action” sections of FDICIA.

If an institution is “critically undercapitalized,” it must comply with the restrictions described above. In addition, the appropriate Federal banking agency is authorized to restrict the activities of any “critically undercapitalized” institution and to prohibit such an institution, without the appropriate Federal banking agency’s prior written approval, from:

•	entering into any material transaction other than in the usual course of business;

•	engaging in any covered transaction with affiliates (as defined in Section 23A(b) of the Federal Reserve Act);

•	paying excessive compensation or bonuses; and

•

paying interest on new or renewed liabilities at a rate that would increase the institution’s weighted average costs of funds to a level significantly exceeding the prevailing rates of interest on insured deposits in the institution’s normal market areas.

The “prompt corrective action” provisions of FDICIA also provide that in general no institution may make a capital distribution if it would cause the institution to become “undercapitalized.” Capital distributions include cash (but not stock) dividends, stock purchases, redemptions, and other distributions of capital to the owners of an institution.

Additionally, FDICIA requires, among other things, that:

•	only a “well capitalized” depository institution may accept brokered deposits without prior regulatory approval and

•

the appropriate federal banking agency annually examine all insured depository institutions, with some exceptions for small, “well capitalized” institutions and state-chartered institutions examined by state regulators.

As of December 31, 2010, OptimumBank did not meet the capital requirements of an “adequately capitalized institution”, but rather met the FDIC definition of an “undercapitalized institution”.

For additional information regarding OptimumBank’s capital ratios and requirements, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Regulatory Capital Adequacy.”

Dividends. OptimumBank Holdings’ ability to pay dividends is substantially dependent on the ability of OptimumBank to pay dividends to OptimumBank Holdings. As a state chartered bank, OptimumBank is subject to dividend restrictions set by Florida law and the FDIC. Except with the prior approval of the Florida OFR, all dividends of any Florida bank must be paid out of retained net profits from the current period and the previous two years, after deducting expenses, including losses and bad debts. Under the Federal Deposit Insurance Act, an FDIC-insured institution may not pay any dividend if payment would cause it to become undercapitalized or while it is undercapitalized. The FDIC and the Florida OFR also have the general authority to limit the dividend payment by banks if such payment may be deemed to constitute an unsafe and unsound practice. The Bank’s ability to pay dividends is further restricted under the Consent Order and the Company’s ability to pay dividends is also restricted under its Written Agreement with the Federal Reserve. At December 31, 2010, the Bank and Company could not pay cash dividends.

Loans to One Borrower. Florida law generally allows a state bank such as OptimumBank to extend credit to any one borrower (and certain related entities of such borrower) in an amount up to 25% of its capital accounts, provided that the unsecured portion may not exceed 15% of the capital accounts of the bank. Based upon OptimumBank’s capital, the maximum loan OptimumBank is currently permitted to make is approximately $1.9 million, provided the unsecured portion does not exceed approximately $1.2 million.

Transactions with Affiliates. Under federal law, federally insured banks are subject, with certain exceptions, to certain restrictions on any extension of credit to their parent holding companies or other affiliates, on investment in the stock or other securities of affiliates, and on the taking of such stock or securities as collateral from any borrower. In addition, banks are prohibited from engaging in certain tie-in arrangements in connection with any extension of credit or the providing of any property or service.

Change of Bank Control. Florida law restricts the amount of voting stock of a bank that a person may acquire without the prior approval of banking regulators. The overall effect of such laws is to make it more difficult to acquire a bank by tender offer or similar means than it might be to acquire control of another type of corporation. Consequently, shareholders of financial institutions are less likely to benefit from the rapid increases in stock prices that often result from tender offers or similar efforts to acquire control of other companies.

Under Florida law, no person or group of persons may, directly or indirectly or acting by or through one or more persons, purchase or acquire a controlling interest in any bank which would result in the change in control of that bank unless the Florida OFR first shall have approved such proposed acquisition. A person or group will be deemed to have acquired “control” of a bank (i) if the person or group, directly or indirectly or acting by or through one, or more other persons, owns, controls, or has power to vote 25% or more of any class of voting securities of the bank, or controls in any manner the election of a majority of the directors of the bank, or (ii) if the Florida OFR determines that such person exercises a controlling influence over the management or policies of the bank. In any case where a proposed purchase of voting securities would give rise to a presumption of control, the person or group who proposes to purchase the securities must first file written notice of the proposal to the Florida OFR for its review and approval. Subsections 658.27(2)I and 658.28(3), Florida Statutes, refer to a potential change of control of a financial institution at a 10% or more threshold and rebuttable presumption of control. Accordingly, the name of any subscriber acquiring more than 10% of the voting securities of OptimumBank must be submitted to the Florida OFR for prior approval.

USA Patriot Act. The USA Patriot Act was enacted after September 11, 2001 to provide the federal government with powers to prevent, detect, and prosecute terrorism and international money laundering, and has resulted in promulgation of several regulations that have a direct impact on banks. There are a number of programs that financial institutions must have in place such as: (i) Bank Secrecy Act/Anti-Money Laundering programs to manage risk; (ii) Customer Identification Programs to determine the true identity of customers, document and verify the information, and determine whether the customer appears on any federal government list of known or suspected terrorist or terrorist organizations; and (iii) monitoring for the timely detection and reporting of suspicious activity and reportable transactions. Over the past few years, enforcement, and compliance monitoring, of these anti-money laundering laws has dramatically increased. As a result, we have increased the attention and resources we dedicate to compliance with these laws.

Other Consumer Laws. Florida usury laws and federal laws concerning interest rates limit the amount of interest and various other charges collected or contracted by a bank. OptimumBank’s loans are also subject to federal laws applicable to consumer credit transactions, such as the:

•	Federal Truth-In-Lending Act governing disclosures of credit terms to consumer borrowers;

•

Community Reinvestment Act requiring financial institutions to meet their obligations to provide for the total credit needs of the communities they serve, including investing their assets in loans to low and moderate-income borrowers;

•

Home Mortgage Disclosure Act requiring financial institutions to provide information to enable public officials to determine whether a financial institution is fulfilling its obligations to meet the housing needs of the community it serves;

•	Equal Credit Opportunity Act prohibiting discrimination on the basis of race, creed or other prohibitive factors in extending credit;

•

Real Estate Settlement Procedures Act which requires lenders to disclose certain information regarding the nature and cost of real estate settlements, and prohibits certain lending practices, as well as limits escrow account amounts in real estate transactions;

•	Fair Debt Collection Act governing the manner in which consumer debts may be collected by collection agencies;

•

Fair and Accurate Credit Transactions Act which establishes additional rights for consumers to obtain and correct credit reports, addresses identity theft, and establishes additional requirements for consumer reporting agencies and financial institutions that provide adverse credit information to a consumer reporting agency; and

•	The rules and regulations of various federal agencies charged with the responsibility of implementing such federal laws.

OptimumBank’s deposit and loan operations are also subject to the:

•

The Gramm-Leach-Bliley Act of 1999 privacy provisions, which require us to maintain privacy policies intended to safeguard consumer financial information, to disclose these policies to our customers, and allow customers to “opt-out” of having their financial service providers disclose their confidential financial information to non-affiliated third parties, subject to certain exceptions;

•

Right to Financial Privacy Act, which imposes a duty to maintain confidentiality of consumer financial records and prescribes procedures for complying with administrative subpoenas of financial records; and

•

Electronic Funds Transfer Act and Regulation E, which govern automatic deposits to, and withdrawals from, deposit accounts and customers’ rights and liabilities arising from the use of automated teller machines and other electronic banking services.

Other Regulation

Enforcement Powers. Congress has provided the federal bank regulatory agencies with an array of powers to enforce laws, rules, regulations and orders. Among other things, the agencies may require that institutions cease and desist from certain activities, may preclude persons from participating in the affairs of insured depository institutions, may suspend or remove deposit insurance, and may impose civil money penalties against institution-affiliated parties for certain violations.

Community Redevelopment Act. Bank holding companies and their subsidiary banks are subject to the provisions of the Community Reinvestment Act of 1977 (“CRA”) and the regulations promulgated thereunder by the appropriate bank regulatory agency. Under the terms of the CRA, the appropriate federal bank regulatory agency is required, in connection with its examination of a bank, to assess such bank’s record in meeting the credit needs of the community served by that bank, including low-and moderate-income neighborhoods. The regulatory agency’s assessment of the Bank’s record is made available to the public. Further, such assessment is required of any bank which has applied to charter a bank, obtain deposit insurance coverage for a newly chartered institution, establish a new branch office that will accept deposits, relocate an office, or merge or consolidate with, or acquire the assets or assume the liabilities of, a federally regulated financial institution. In the case of a bank holding company applying for approval to acquire a bank or other bank holding company, the Federal Reserve will assess the record of each subsidiary bank of the applicant bank holding company, and such records may be the basis for denying the application.

Effect of Governmental Monetary Policies. Our earnings are affected by domestic economic conditions and the monetary and fiscal policies of the United States government and its agencies. The Federal Reserve monetary policies have had, and will likely continue to have, an important impact on the operating results of financial institutions through its power to implement national monetary policy in order, among other things, to curb inflation or combat a recession. The monetary policies of the Federal Reserve have major effects upon the levels of loans, investments and deposits through its open market operations in United States Government securities and through its regulation of the discount rate on borrowings of member banks and the reserve requirement against member bank deposits. It is not possible to predict the nature or impact of future changes in monetary and fiscal policies.

Statistical Profile and Other Financial Data

Reference is hereby made to the statistical and financial data contained in the sections captioned “Selected Financial Data” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” for statistical and financial data providing a review of our business activities.

Item 2. Properties

The following table sets forth information with respect to our main office and branch offices as of December 31, 2010.

Location	Year Facility Opened	Facility Status
Executive Office

2477 East Commercial Boulevard Fort Lauderdale, Florida 33308	2004	Owned

Branch Offices

10197 Cleary Boulevard Plantation, Florida 33324	2000	Owned

3524 North Ocean Boulevard Fort Lauderdale, Florida 33308	2003	Leased (1)

2215 West Hillsboro Boulevard Deerfield Beach, Florida 22442	2004	Leased (2)

(1)	On February 1, 2007, OptimumBank entered into a sale/leaseback transaction for this facility. No gain or loss was recognized on this transaction. The lease is for a seven-year term. The monthly lease payment at December 31, 2010 was $4,444. The tenant is responsible for maintenance and real estate taxes.
(2)	Lease is for a ten-year term, with two five-year options to renew, for 2,500 square feet. The monthly lease payment at December 31, 2010 was $6,642.

Item 3. Legal Proceedings

From time-to-time, we are involved in litigation arising in the ordinary course of our business. As of the date of the filing of this Form 10-K, we are of the opinion that the ultimate aggregate liability represented thereby, if any, will not have a material adverse effect on our consolidated financial condition or results of operations.

PART II

Item 5. Market for the Registrant’s Common Equity and Related Stockholder Matters

Our common stock currently trades on the NASDAQ Capital Market, under the symbol “OPHC.” The table below presents the high and low sales prices for the periods indicated. Sales prices have been adjusted to reflect the 4-for-1 reverse stock split effective November 5, 2010.

Year	Quarter	High	Low
2009	First	$22.40	$12.72
	Second	$23.96	$11.88
	Third	$20.00	$10.80
	Fourth	$12.60	$5.00

2010	First	$11.00	$3.36
	Second	$7.28	$1.40
	Third	$3.92	$1.32
	Fourth	$6.49	$1.75

We had approximately 471 holders registered or in street name as of December 31,

On January 10, 2011, the Nasdaq Stock Market notified us that we failed to comply with the NASDAQ Listing Rule requiring the board of directors to have a majority of members who are independent because only three of the directors on our six-member board were independent. We have been provided until (a) the earlier of the Company’s next annual shareholders’ meeting or January 6, 2012; or (b) if the next annual shareholders’ meeting is held before July 5, 2011, no later than July 5, 2011 to comply with the independent director requirement. If we are unable to comply with the independent director requirement by the deadline, our common stock will be delisted from the NASDAQ Capital Market.

At December 31, 2010, the Bank and Company could not pay cash dividends and the Company does not anticipate that it will pay dividends on its common stock in the foreseeable future. Banking regulations place certain restrictions on dividends and loans or advances made by the Bank to the Company. The amount of cash dividends that may be paid by the Bank to the Company is based on the Bank’s net earnings of the current year combined with the Bank’s retained earnings of the preceding two years, as defined by state banking regulations. However, for any dividend declaration, the Company must consider additional factors such as the amount of current period net earnings, liquidity, asset quality, capital adequacy and economic conditions. It is likely that these factors would further limit the amount of dividends which the Company could declare. Furthermore, the Bank’s ability to pay dividends is restricted under the Consent Order issued by the FDIC and Florida Office of Financial Regulation and banking laws. The Company’s ability to pay dividends is also restricted under its Written Agreement with the Federal Reserve.

Item 6. Selected Financial Data

SELECTED FINANCIAL DATA

At December 31, or for the Year Then Ended

(Dollars in thousands, except per share figures)

	2010	2009	2008	2007	2006
At Year End:
Cash and cash equivalents	$14,367	36,784	3,220	701	1,604
Securities held to maturity	51,057	81,141	82,208	58,471	33,399
Security available for sale	—	—	244	244	241
Loans, net	113,542	134,126	160,699	173,323	181,878
All other assets	11,339	17,906	9,369	8,808	8,581

Total assets	$190,305	269,957	255,740	241,547	225,703

Deposit accounts	148,238	151,682	114,925	125,034	129,502
Federal Home Loan Bank advances	31,700	57,700	68,700	56,850	56,550
Other borrowings	—	41,800	41,800	28,900	10,950
Junior subordinated debenture	5,155	5,155	5,155	5,155	5,155
All other liabilities	2,377	2,332	2,395	3,361	3,123
Stockholders’ equity	2,835	11,288	22,765	22,247	20,423

Total liabilities and stockholders’ equity	$190,305	269,957	255,740	241,547	225,703

For the Year:

Total interest income	8,787	14,006	15,570	16,137	14,191
Total interest expense	4,867	8,351	9,211	9,700	8,063

Net interest income	3,920	5,655	6,359	6,437	6,128
Provision for loan losses	3,645	15,794	1,374	476	265

Net interest income (expense) after provision for loan losses	275	(10,139)	4,985	5,961	5,863

Noninterest income (expense)	1,394	(145)	393	533	628
Noninterest expenses	9,773	4,698	4,545	3,749	3,574

(Loss) earnings before income taxes (benefit)	(8,104)	(14,982)	833	2,745	2,917
Income taxes expense (benefit)	349	(3,501)	313	1,003	1,083

Net (loss) earnings	$(8,453)	(11,481)	520	1,742	1,834

Net (loss) earnings per share, basic (1)	$(10.32)	(14.01)	.63	2.13	2.25

Net (loss) earnings per share, diluted (1)	$(10.32)	(14.01)	.63	2.08	2.16

Weighted-average number of shares outstanding, basic (1)	819,358	819,358	819,261	816,960	814,106

Weighted-average number of shares outstanding, diluted (1)	819,358	819,358	830,608	835,995	848,825

Ratios and Other Data:

Return on average assets	(3.84)%	(4.23)%	.21%	.73%	.85%
Return on average equity	(127.59)%	(55.55)%	2.26%	8.16%	9.37%
Average equity to average assets	3.01%	7.62%	9.15%	8.96%	9.12%
Net interest margin during the year	1.88%	2.14%	2.61%	2.78%	2.96%
Interest-rate differential during the year	1.87%	1.91%	2.26%	2.34%	2.63%
Net yield on average interest-earning assets	4.21%	5.30%	6.38%	6.96%	6.85%
Noninterest expenses to average assets	4.44%	1.73%	1.81%	1.57%	1.67%
Ratio of average interest-earning assets to average interest-bearing liabilities	1.00	1.07	1.09	1.10	1.08
Nonperforming loans and foreclosed assets as a percentage of total assets at end of year	19.82%	10.87%	2.03%	0.13%	—
Allowance for loan losses as a percentage of total loans at end of year	3.16%	6.54%	1.18%	.40%	.54%
Total number of banking offices	3	3	3	3	3
Total shares outstanding at end of year (1)	819,358	819,358	780,248	780,283	777,340
Book value per share at end of year (1)	$3.46	13.78	29.17	28.52	26.27

(1)	All share and per share amounts have been adjusted to reflect the 1-for-4 reverse stock split declared in October 2010 and 5% tock dividends declared in May 2009, 2008 and 2007.

Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations.

General

OptimumBank Holdings, Inc. was formed in 2004 as a Florida corporation to serve as a one-bank holding company for OptimumBank and acquired all of the shares of OptimumBank in May 2004. Our only business is the ownership and operation of OptimumBank and its subsidiaries. OptimumBank is a Florida chartered bank which opened in November 2000, and its deposits are insured by the FDIC. The Bank provides community banking services to individuals and businesses in Broward, Miami-Dade and Palm Beach counties. OptimumBank conducts operations from its Fort Lauderdale headquarters and three branch offices in Fort Lauderdale, Plantation and Deerfield Beach. The Bank’s wholly-owned subsidiaries are OB Real Estate Management, LLC, OB Real Estate Holdings, LLC and OB Real Estate Holding 1503, LLC, all of which were formed in 2009, and OB Real Estate Holdings 1695, OB Real Estate Holdings 1669, OB Real Estate Holdings 1645, and OB Real Estate Holdings 1565, all formed in 2010. OB Real Estate Management, LLC is primarily engaged in managing foreclosed real estate, but had no activity in 2010. All other bank subsidiaries are primarily engaged in holding and disposing of foreclosed real estate.

At December 31, 2010, our company had total assets of $190.3 million, net loans of $113.5 million, total deposits of $148.2 million and stockholders’ equity of $2.8 million. During 2010, our company had a net loss of $8.5 million.

Critical Accounting Policies

Our financial condition and results of operations are sensitive to accounting measurements and estimates of matters that are inherently uncertain. When applying accounting policies in areas that are subjective in nature, we must use our best judgment to arrive at the carrying value of certain assets. One of the most critical accounting policies applied by us is related to the valuation of our loan portfolio.

A variety of estimates impact the carrying value of our loan portfolio including the calculation of the allowance for loan losses, valuation of underlying collateral, the timing of loan charge-offs and the amount and amortization of loan fees and deferred origination costs.

The calculation of the allowance for loan losses is a complex process containing estimates which are inherently subjective and susceptible to significant revision as current information becomes available. The allowance is established and maintained at a level we believe is adequate to cover losses resulting from the inability of borrowers to make required payments on loans. Estimates for loan losses are determined by analyzing risks associated with specific loans and the loan portfolio, current trends in delinquencies and charge-offs, the views of our regulators, changes in the size and composition of the loan portfolio and peer comparisons. The analysis also requires consideration of the economic climate and direction, changes in the economic and interest rate environment which may impact a borrower’s ability to pay, legislation impacting the banking industry and economic conditions specific to the tri-county region we serve in Southeast Florida. Because the calculation of the allowance for loan losses relies on our estimates and judgments relating to inherently uncertain events, results may differ from management’s estimates.

The allowance for loan losses is also discussed as part of “Loan Portfolio, Asset Quality and Allowance for Loan Losses” and in Note 3 of Notes to the Consolidated Financial Statements. Our significant accounting policies are discussed in Note 1 of Notes to the Consolidated Financial Statements.

Regulation and Legislation

As a state-chartered commercial bank, the Bank is subject to extensive regulation by the Florida Office of Financial Regulation, or Florida OFR, and the FDIC. We file reports with the Florida OFR and the FDIC concerning our activities and financial condition, in addition to obtaining regulatory approvals prior to entering into certain transactions such as mergers with or acquisitions of other financial institutions. Periodic examinations are performed by the Florida OFR and the FDIC to monitor our compliance with the various regulatory requirements. The Company is also subject to regulation and examination by the Federal Reserve Board of Governors.

Loan Portfolio, Asset Quality and Allowance for Loan Losses

Our primary business is making real estate loans. This activity may subject us to potential loan losses, the magnitude of which depends on a variety of economic factors affecting borrowers which are beyond our control. For the past several years, there has been a dramatic decrease in housing and real estate values in south Florida, coupled with a significant increase in the rate of unemployment. With most of our loans concentrated in south Florida, the decline in local economic conditions has adversely affected the values of our real estate collateral. These trends have contributed to an increase in our impaired loans and reduced asset quality. As of December 31, 2010, our impaired loans were approximately $44.6 million, or 39.3% of the net loan portfolio. Impaired loans and real estate owned were approximately $47.9 million as of this same date, or 25.1% of total assets. If market conditions continue to deteriorate, they may lead to additional valuation adjustments on our loan portfolio and real estate owned as we continue to reassess the market value of our loan portfolio, the losses associated with impaired loans, and the net realizable value of real estate owned.

The following table sets forth the composition of our loan portfolio:

	At December 31,
	2010		2009		2008
	Amount	% of Total	Amount	% of Total	Amount	% of Total
			(dollars in thousands)
Residential real estate	$40,130	34.27%	$55,915	39.06%	$58,693	36.25%
Multi-family real estate	4,213	3.60	5,162	3.61	9,588	5.92
Commercial real estate	55,119	47.07	58,901	41.14	73,541	45.42
Land and construction	17,292	14.77	22,355	15.61	19,223	11.87
Consumer	358	.29	836	.58	878	.54

Total loans	117,112	100.00%	143,169	100.00%	161,923	100.00%

Add (deduct):
Allowance for loan losses	(3,703)		(9,363)		(1,906)
Net deferred loan costs and discounts	133		320		682

Loans, net	$113,542		$134,126		$160,699

	At December 31,
	2007		2006
	Amount	% of Total	Amount	% of Total
	(dollars in thousands)
Residential real estate	$65,908	38.08%	$70,868	38.99%
Multi-family real estate	10,275	5.94	10,769	5.93
Commercial real estate	75,777	43.78	68,852	37.89
Land and construction	21,093	12.19	31,022	17.07
Consumer	15	.01	227	.12

Total loans	173,068	100.00%	181,738	100.00%

Add (deduct):
Allowance for loan losses	(692)		(974)
Net deferred loan costs and discounts	947		1,114

Loans, net	$173,323		$181,878

The following table sets forth the activity in the allowance for loan losses (in thousands):

	Year Ended December 31,
	2010	2009	2008	2007	2006
Beginning balance	$9,363	$1,906	$692	$974	$777
Provision for loan losses	3,645	15,794	1,374	476	265
Loans charged off	(9,424)	(8,337)	(160)	(758)	(68)
Recoveries	119	—	—	—	—

Ending balance	$3,703	$9,363	$1,906	$692	$974

The allowance for loan losses represents our estimate of probable incurred losses inherent in the existing loan portfolio. The allowance for loan losses is increased by the provision for loan losses charged to expense and reduced by loans charged off, net of recoveries. The allowance for loan losses represented 3.16% and 6.54% of the total loans outstanding at December 31, 2010 and 2009, respectively.

We evaluate the allowance for loan losses on a regular basis. The allowance for loan losses is determined based on our periodic review of several factors: reviews and evaluation of individual loans, historical loan loss experiences, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and current economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

The allowance consists of two components. The first component consists of amounts specifically reserved (“specific allowance”) for specific loans identified as impaired, as defined by FASB Accounting Standards Codification No. 310 (“ASC 310”). Impaired loans are those loans that management has estimated will not repay as agreed upon. We measure impairment on a loan by loan basis for all our loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price, or the fair value of the collateral if the loan is collateral dependent.. A loan may be impaired (i.e. not expected to repay as agreed), but may be sufficiently collateralized such that we expect to recover all principal and interest eventually, and therefore no specific reserve is warranted.

The second component is a general reserve (“general allowance”) on all of our loans other than those identified as impaired. We group these loans into categories with similar characteristics and then apply a loss factor to each group which is derived from our historical loss experience for that category adjusted for qualitative factors such as economic conditions and other trends or uncertainties that could affect management’s estimate of probable loss. The aggregate of these two components results in our total allowance for loan losses.

The following table sets forth our allowance for loan losses by loan type (dollars in thousands):

	At December 31,
	2010		2009		2008
	Amount	% of Total Loans	Amount	% of Total Loans	Amount	% of Total Loans
Residential real estate	$1,285	34.27%	$2,049	39.06%	$928	36.25%
Multi-family real estate	282	3.60	489	3.61	62	5.92
Commercial real estate	1,542	47.07	1,466	41.14	463	45.42
Land and construction	514	14.77	5,227	15.61	444	11.87
Consumer	80	.29	132	.58	9	.54

Total allowance for loan losses	$3,703	100.00%	$9,363	100.00%	$1,906	100.00%

Allowance for loan losses as a percentage of total loans outstanding	3.16%		6.54%		1.18%

	At December 31,
	2007		2006
	Amount	% of Total Loans	Amount	% of Total Loans
Residential real estate	$187	38.08%	$400	38.99%
Multi-family real estate	59	5.94	54	5.93
Commercial real estate	379	43.78	406	37.89
Land and construction	67	12.19	114	17.07
Consumer	—	.01	—	.12

Total allowance for loan losses	$692	100.00%	$974	100.00%

Allowance for loan losses as a percentage of total loans outstanding	0.40%		0.54%

The following summarizes impaired loans (in thousands):

	At December 31,
	2010	2009
Collateral-dependent loans identified as impaired:
Gross loans with no related allowance for losses	$35,531	$21,846

Gross loans with related allowance for losses recorded	669	18,032
Less allowances on these loans	(75)	(5,542)

Net loans with related allowance	594	12,490

Net investment in collateral-dependent impaired loans	36,125	34,336

Noncollateral-dependent loans identified as impaired:
Gross loans with no related allowance for losses	7,347	—

Gross loans with related allowance for losses recorded	1,174	3,623
Less allowance on these loans	(11)	(65)

Net loans with related allowance	1,163	3,558

Net investment in noncollateral-dependent impaired loans	8,510	3,558

Net investment in impaired loans	$44,635	$37,894

During 2010, 2009 and 2008, the average net investment in impaired loans and interest income recognized and received on impaired loans is as follows (in thousands):

	Year Ended December 31,
	2010	2009	2008
Average investment in impaired loans	$33,987	$25,017	$3,240

Interest income recognized on impaired loans	$313	$280	$—

Interest income received on a cash basis on impaired loans	$658	$584	$—

At December 31, 2006, the Company had no nonaccrual loans or loans over 90 days past due still accruing interest. Nonaccrual and past due loans were as follows as of December 31, 2010, 2009, 2008 and 2007 (in thousands):

	At December 31,
	2010	2009	2008	2007
Nonaccrual loans	$34,530	$23,848	$5,086	$245

Past ninety days or more, but still accruing interest	$—	$—	$—	$—

Liquidity and Capital Resources

Liquidity represents an institution’s ability to meet current and future obligations through liquidation or maturity of existing assets or the acquisition of additional liabilities. Our ability to respond to the needs of depositors and borrowers and to benefit from investment opportunities is facilitated through liquidity management.

Our primary sources of cash during the year ended December 31, 2010 were from principal repayments of securities held to maturity of $11.4 million, proceeds from the sale of securities held to maturity of $44.9 million and net repayments of loans of $16.7 million. Cash was used primarily to purchase securities held to maturity totaling $24.3 million and repayment of Federal Home Loan Bank advances and repurchase agreements of $71.5 million. In order to increase our core deposits, we have priced our deposit rates competitively. We will adjust rates on our deposits to attract or retain deposits as needed. In addition to obtaining funds from depositors in our market area, from time to time we have utilized brokers to obtain deposits outside our market area.

In addition to obtaining funds from depositors, we may borrow funds from other financial institutions. We are a member of the Federal Home Loan Bank of Atlanta, which allows us to borrow funds under a pre-arranged line of credit equal to $31.7 million. As of December 31, 2010, we had $31.7 million in borrowings outstanding from the Federal Home Loan Bank of Atlanta to facilitate loan fundings and manage our asset and liability structure.

Securities

Our securities portfolio is comprised primarily of mortgage-backed securities. The securities portfolio is categorized as either “held to maturity” or “available for sale.” Securities held to maturity represent those securities which we have the positive intent and ability to hold to maturity. These securities are carried at amortized cost. Securities available for sale represent those investments which may be sold for various reasons including changes in interest rates and liquidity considerations. These securities are reported at fair market value and unrealized gains and losses are excluded from earnings and reported in other comprehensive income.

The following table sets forth the amortized cost and fair value of our securities portfolio (in thousands):

	Amortized Cost	Fair Value
At December 31, 2010:
Securities held to maturity:
Mortgage-backed securities	$50,957	$48,739
Foreign bond	100	100

	$51,057	$48,839

At December 31, 2009:
Securities held to maturity:
Mortgage-backed securities	$81,041	$76,884
Foreign bond	100	100

	$81,141	$76,984

At December 31, 2008:
Securities held to maturity:
Mortgage-backed securities	$82,108	$78,656
Foreign bond	100	100

	$82,208	$78,756

Security available for sale-Mutual fund	$250	$244

The following table sets forth, by maturity distribution, certain information pertaining to the securities portfolio (dollars in thousands):

	Within One Year	After One But Within Five Years	After Five Years Through Ten Years	After Ten Years	Total	Yield
At December 31, 2010:
Mortgage-backed securities	$4,001	$5,988	$1,887	$39,081	$50,957	4.25%

Foreign bond	$—	$—	$100	$—	$100	5.95%

At December 31, 2009:
Mortgage-backed securities	$—	$—	$11,576	$69,465	$81,041	5.39%

Foreign bond	$—	$—	$100	$—	$100	5.95%

At December 31, 2008:
Mortgage-backed securities	$—	$—	$1,604	$80,504	$82,108	5.41%

Foreign bond	$—	$—	$100	$—	$100	5.95%

During the first quarter of 2010, the Company sold 22 held to maturity securities in order to downsize and deleverage its balance sheet, recognizing net gains of $1.35 million. This action was taken in an effort to comply with a significant increase in the regulatory capital requirements imposed on the Bank under the Consent Order issued by the FDIC and Florida Office of Financial Regulation

At December 31, 2010, $24.0 million of the $51.0 million in mortgage-backed securities (“MBS”) were U.S. agency MBS and $27.0 million were private label MBS. Approximately $24.2 million of the private label MBS at December 31, 2010 were rated sub-investment grade securities by the securities rating agencies. In general, non-investment grade securities cannot be used to collateralize borrowings and are considered to be substandard assets by the Federal regulatory agencies.

Regulatory Capital Adequacy

Failure to meet minimum capital requirements can result in certain mandatory and, possibly, additional discretionary actions by federal and state regulators that, if undertaken, could have a direct material effect on our financial condition and results of operations. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, we must meet specific capital guidelines that involve quantitative measures of our assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. In addition, the Consent Order imposes increased minimum capital requirements on the Bank.

Quantitative measures established by regulation and by the Consent Order to ensure capital adequacy require us to maintain minimum amounts and ratios (set forth in the following table) of Total and Tier 1 capital to risk-weighted assets and Tier 1 capital to average assets. As of December 31, 2010, we did not meet the minimum applicable capital adequacy requirements. See “Supervision and Regulation – Bank Regulation- Capital Adequacy Requirements.”

As of December 31, 2010, our actual and required minimum capital ratios were as follows (in thousands):

REGULATORY CAPITAL REQUIREMENTS

	Actual		For Capital Adequacy Purposes		Minimum To Be Well Capitalized Under Prompt Corrective Action Provisions		Requirements of Consent Order
	Amount	%	Amount	%	Amount	%	Amount	%
As of December 31, 2010:
Total Capital to Risk-Weighted Assets	$9,639	6.70%	$11,513	8.00%	$14,392	10.00%	$17,270	12.00%
Tier I Capital to Risk-Weighted Assets	7,817	5.43	5,757	4.00	8,635	6.00	N/A	N/A
Tier I Capital to Total Assets	7,817	4.02	7,786	4.00	9,733	5.00	15,572	8.00

As of December 31, 2009:
Total Capital to Risk-Weighted Assets	18,342	10.23	14,349	8.00	17,937	10.00	N/A	N/A
Tier I Capital to Risk-Weighted Assets	16,012	8.93	7,175	4.00	10,762	6.00	N/A	N/A
Tier I Capital to Total Assets	16,012	5.85	10,952	4.00	13,690	5.00	N/A	N/A

	Actual		For Capital Adequacy Purposes		Minimum To Be Well Capitalized Under Prompt Corrective Action Provisions
	Amount	%	Amount	%	Amount	%
As of December 31, 2008:
Total Capital to Risk-Weighted Assets	$29,357	18.91%	$12,419	8.00%	$15,524	10.00%
Tier I Capital to Risk-Weighted Assets	27,451	17.68	6,210	4.00	9,314	6.00
Tier I Capital to Total Assets	27,451	10.71	10,254	4.00	12,818	5.00

Market Risk

Market risk is the risk of loss from adverse changes in market prices and rates. Our market risk arises primarily from interest-rate risk inherent in our lending and deposit-taking activities. We do not engage in securities trading or hedging activities and do not invest in interest-rate derivatives or enter into interest rate swaps.

We may utilize financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of our customers. The measurement of market risk associated with financial instruments is meaningful only when all related and offsetting on- and off-balance-sheet transactions are aggregated, and the resulting net positions are identified. Disclosures about the fair value of financial instruments, which reflect changes in market prices and rates, can be found in Note 9 of Notes to Consolidated Financial Statements.

Our primary objective in managing interest-rate risk is to minimize the potential adverse impact of changes in interest rates on our net interest income and capital, while adjusting our asset-liability structure to obtain the maximum yield-cost spread on that structure. We actively monitor and manage our interest-rate risk exposure by managing our asset and liability structure. However, a sudden and substantial increase in interest rates may adversely impact our earnings, to the extent that the interest-earning assets and interest-bearing liabilities do not change or reprice at the same speed, to the same extent, or on the same basis.

We use modeling techniques to simulate changes in net interest income under various rate scenarios. Important elements of these techniques include the mix of floating versus fixed-rate assets and liabilities, and the scheduled, as well as expected, repricing and maturing volumes and rates of the existing balance sheet.

Asset Liability Management

As part of our asset and liability management, we have emphasized establishing and implementing internal asset-liability decision processes, as well as control procedures to aid in managing our earnings. Management believes that these processes and procedures provide us with better capital planning, asset mix and volume controls, loan-pricing guidelines, and deposit interest-rate guidelines, which should result in tighter controls and less exposure to interest-rate risk.

The matching of assets and liabilities may be analyzed by examining the extent to which such assets and liabilities are “interest rate sensitive” and by monitoring an institution’s interest rate sensitivity “gap.” An asset or liability is said to be interest rate sensitive within a specific time period if it will mature or reprice within that time period. The interest-rate sensitivity gap is defined as the difference between interest-earning assets and interest-bearing liabilities maturing or repricing within a given time period. The gap ratio is computed as the amount of rate sensitive assets less the amount of rate sensitive liabilities divided by total assets. A gap is considered positive when the amount of interest-rate sensitive assets exceeds interest-rate sensitive liabilities. A gap is considered negative when the amount of interest-rate sensitive liabilities exceeds interest-rate sensitive assets. During a period of rising interest rates, a negative gap would adversely affect net interest income, while a positive gap would result in an increase in net interest income. During a period of falling interest rates, a negative gap would result in an increase in net interest income, while a positive gap would adversely affect net interest income.

In order to minimize the potential for adverse effects of material and prolonged increases in interest rates on the results of operations, our management continues to monitor our assets and liabilities to better match the maturities and repricing terms of our interest-earning assets and interest-bearing liabilities. Our policies emphasize the origination of adjustable-rate loans, building a stable core deposit base and, to the extent possible, matching deposit maturities with loan repricing timeframes or maturities.

The following table sets forth certain information relating to our interest-earning assets and interest-bearing liabilities at December 31, 2010, that are estimated to mature or are scheduled to reprice within the period shown (dollars in thousands):

GAP MATURITY / REPRICING SCHEDULE

	One Year or Less	More than One Year and Less than Five Years	More than Five Years and Less than Fifteen Years	Over Fifteen Years	Total
Loans (1):
Residential real estate loans	$29,194	$10,936	$—	$—	$40,130
Multi-family real estate loans	3,480	653	—	80	4,213
Commercial real estate loans	40,905	13,254	960	—	55,119
Land and construction	12,674	4,325	293	—	17,292
Consumer loans	150	208	—	—	358

Total loans	86,403	29,376	1,253	80	117,112

Federal funds sold	13,154	—	—	—	13,154
Securities (2)	4,001	5,988	21,207	19,861	51,057
Federal Home Loan Bank stock	3,173	—	—	—	3,173

Total rate-sensitive assets	106,731	35,364	22,460	19,941	184,496

Deposit accounts (3):
Money-market deposits	33,854	—	—	—	33,854
Interest-bearing checking deposits .	986	—	—	—	986
Savings deposits	1,814	—	—	—	1,814
Time deposits	87,919	23,356	—	—	111,275

Total deposits	124,573	23,356	—	—	147,929

Federal Home Loan Bank advances	—	11,500	20,200	—	31,700
Junior subordinated debenture	—	—	—	5,155	5,155

Total rate-sensitive liabilities	124,573	34,856	20,200	5,155	184,784

GAP (repricing differences)	$(17,842)	$508	$2,260	$14,786	$(288)

Cumulative GAP	$(17,842)	$(17,334)	$(15,074)	$(288)

Cumulative GAP/total assets	(9.38)%	(9.11)%	(7.92)%	(.15)%

(1)	In preparing the table above, adjustable-rate loans are included in the period in which the interest rates are next scheduled to adjust rather than in the period in which the loans mature. Fixed-rate loans are scheduled, including repayment, according to their maturities.
(2)	Securities are scheduled through the repricing date.
(3)	Money-market, interest-bearing checking and savings deposits are regarded as readily accessible withdrawable accounts. All other time deposits are scheduled through the maturity dates.

The following table sets forth loan maturities by type of loan at December 31, 2010 (in thousands):

	One Year or Less	After One But Within Five Years	After Five Years	Total
Residential real estate	$2,865	$2,360	$34,905	$40,130
Multi-family real estate	—	—	4,213	4,213
Commercial real estate	9,162	7,461	38,496	55,119
Land and construction	2,531	668	14,093	17,292
Consumer	150	208	—	358

Total	$14,708	$10,697	$91,707	$117,112

The following table sets forth the maturity or repricing of loans by interest type at December 31, 2010 (in thousands):

	One Year or Less	After One But Within Five Years	After Five Years	Total
Fixed interest rate	$14,557	$5,405	$254	$20,216
Variable interest rate	5,442	—	91,454	96,896

Total	$19,999	$5,405	$91,708	$117,112

Scheduled contractual principal repayments of loans do not reflect the actual life of such assets. The average life of loans is substantially less than their average contractual terms due to prepayments. In addition, due-on-sale clauses on loans generally give us the right to declare a conventional loan immediately due and payable in the event, among other things, that the borrower sells real property subject to a mortgage and the loan is not repaid. The average life of mortgage loans tends to increase, however, when current mortgage loan rates are substantially higher than rates on existing mortgage loans and, conversely, decrease when rates on existing mortgages are substantially higher than current mortgage rates.

Off-Balance Sheet Arrangements and Aggregate Contractual Obligations

We are party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of our customers. These financial instruments include commitments to extend credit. At December 31, 2010, we had no outstanding commitments to originate real estate loans. These instruments involve, to varying degrees, elements of credit and interest-rate risk in excess of the amounts recognized in the consolidated balance sheet. The contractual amounts of those instruments reflect the extent of the Company’s involvement in particular classes of financial instruments.

Our exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. We use the same credit policies in making commitments as we do for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed-expiration dates or other termination clauses and may require payment of a fee. Since certain commitments expire without being drawn upon, the total committed amounts do not necessarily represent future cash requirements. We evaluate each customer’s credit worthiness on a case-by-case basis. The amount of collateral obtained, if we deem it necessary in order to extend credit, is based on management’s credit evaluation of the counterparty.

The following is a summary of the Bank’s contractual obligations, including certain on-balance sheet obligations, at December 31, 2010 (in thousands):

	Payments Due by Period
Contractual Obligations	Total	Less Than 1 Year	1-3 Years	3-5 Years	More Than 5 Years
Federal Home Loan Bank advances	$31,700	$—	$11,500	$—	$20,200
Junior subordinated debenture	5,155	—	—	—	5,155
Operating leases	297	133	164	—	—

Total	$37,152	$133	$11,664	$—	$25,355

Deposits

Deposits traditionally are the primary source of funds for our use in lending, making investments and meeting liquidity demands. We have focused on raising time deposits primarily within our market area, which is the tri-county area of Broward, Miami-Dade and Palm Beach counties. However, we offer a variety of deposit products, which we promote within our market area. Net deposits decreased $3.4 million in 2010 and increased $36.8 million in 2009.

We have used brokered deposits to facilitate mortgage loan fundings in circumstances when larger than anticipated loan volumes occur and there is limited time to fund the additional loan demand through traditional deposit solicitation. In general, brokered deposits can be obtained in one to three days. The rates paid on these deposits are typically equal to or slightly less than the high end of the interest rates in our market area. Brokered deposits amounted to $1.7 million and $13.9 million as of December 31, 2010 and December 31, 2009, respectively. We have reduced our reliance on brokered deposits which are considered a more volatile source of funding by no longer accepting or rolling over existing brokered deposits.

The following table displays the distribution of the Bank’s deposits at December 31, 2010, 2009 and 2008 (dollars in thousands):

	At December 31,
	2010		2009		2008
	Amount	% of Deposits	Amount	% of Deposits	Amount	% of Deposits
Noninterest-bearing demand deposits	$309	.21%	$199	.13%	$90	.08%
Interest-bearing demand deposits	986	.67	1,157	.76	1,464	1.27
Money-market deposits	33,854	22.83	41,204	27.16	28,009	24.37
Savings	1,814	1.22	1,861	1.24	1,195	1.04

Subtotal	36,963	24.93	44,421	29.29	30,758	26.76

Time deposits:
0.00% – 0.99%	9,046	6.10	$8,056	5.31%	$—	—%
1.00% – 1.99%	83,601	56.40	35,524	23.42	—	—
2.00% – 2.99%	15,455	10.43	52,719	34.76	7,696	6.70
3.00% – 3.99%	987	.67	2,568	1.69	39,678	34.53
4.00% – 4.99%	1,460	.98	7,562	4.99	35,627	31.00
5.00% – 5.99%	726	.49	810	.53	1,146	1.00
6.00% – 6.99%	—	—	22	.01	20	.01

Total time deposits (1)	111,275	75.07	107,261	70.71	84,167	73.24

Total deposits	$148,238	100.00%	$151,682	100.00%	$114,925	100.00%

(1)	Included are Individual Retirement Accounts (IRA’s) totaling $8,745,000 and $8,790,000 at December 31, 2010 and 2009, respectively, all of which are in the form of time deposits.

Deposits of $100,000 or more, or Jumbo Time Deposits, are generally considered a more unpredictable source of funds. The following table sets forth our maturity distribution of deposits of $100,000 or more at December 31, 2010 and 2009 (in thousands):

	At December 31,
	2010	2009
Due three months or less	$14,829	$9,060
Due more than three months to six months	7,036	14,083
More than six months to one year	19,495	25,608
One to five years	9,949	3,887

Total	$51,309	$52,638

ANALYSIS OF RESULTS OF OPERATIONS

Our profitability depends to a large extent on net interest income, which is the difference between the interest received on earning assets, such as loans and securities, and the interest paid on interest-bearing liabilities, principally deposits and borrowings. Net interest income is determined by the difference between yields earned on interest-earning assets and rates paid on interest-bearing liabilities (“interest-rate spread”) and the relative amounts of interest-earning assets and interest-bearing liabilities. Our interest-rate spread is affected by regulatory, economic, and competitive factors that influence interest rates, loan demand, and deposit flows. Our results of operations are also affected by the provision for loan losses, operating expenses such as salaries and employee benefits, occupancy and other operating expenses including income taxes, and noninterest income such as loan prepayment fees.

The following table sets forth, for the periods indicated, information regarding (i) the total dollar amount of interest income from interest-earning assets and the resultant average yield; (ii) the total dollar amount of interest expense on interest-bearing liabilities and the resultant average cost; (iii) net interest income; (iv) interest rate spread; and (v) net interest margin. Average balances are based on average daily balances (dollars in thousands):

	Years Ended December 31,
	2010			2009			2008
	Average Balance	Interest and Dividends	Average Yield/ Rate	Average Balance	Interest and Dividends	Average Yield/ Rate	Average Balance	Interest and Dividends	Average Yield/ Rate
Interest-earning assets:
Loans	$129,947	$6,301	4.85%	$158,157	$8,986	5.68%	$162,157	$11,236	6.93%
Securities	45,027	2,409	5.35	89,129	4,985	5.59	76,975	4,183	5.43
Other interest-earning assets (1)	33,555	77	0.23	16,953	35	0.21	4,786	151	3.16

Total interest-earning assets/interest income	208,529	8,787	4.21	264,239	14,006	5.30	243,918	15,570	6.38

Cash and due from banks	1,164			2,176			538
Premises and equipment	2,872			3,017			3,181
Other assets	7,341			1,933			3,234

Total assets	$219,906			$271,365			$250,871

Interest-bearing liabilities:
Savings, NOW and money-market deposits	41,555	486	1.17	38,616	713	1.85	32,291	1,024	3.17
Time deposits	114,817	2,297	2.00	94,838	2,913	3.07	81,461	3,497	4.29
Borrowings (4)	51,194	2,084	4.07	113,175	4,725	4.17	109,961	4,690	4.27

Total interest-bearing liabilities/interest expense	207,566	4,867	2.34	246,629	8,351	3.39	223,713	9,211	4.12

Noninterest-bearing demand deposits	507			449			715
Other liabilities	5,208			3,620			3,478
Stockholders’ equity	6,625			20,667			22,965

Total liabilities and stockholders’ equity	$219,906			$271,365			$250,871

Net interest income		$3,920			$5,655			$6,359

Interest rate spread (2)			1.87%			1.91%			2.26%

Net interest margin (3)			1.88%			2.14%			2.61%

Ratio of average interest-earning assets to average interest-bearing liabilities			1.00			1.07			1.09

(1)	Includes interest-earning deposits with banks, Federal funds sold and Federal Home Loan Bank stock dividends.
(2)	Interest rate spread represents the difference between average yield on interest-earning assets and the average cost of interest-bearing liabilities.
(3)	Net interest margin is net interest income divided by average interest-earning assets.
(4)	Includes Federal Home Loan Bank advances, junior subordinated debenture and securities sold under an agreement to repurchase.

RATE/VOLUME ANALYSIS

The following tables set forth certain information regarding changes in interest income and interest expense for the periods indicated. For each category of interest-earning assets and interest-bearing liabilities, information is provided on changes attributable to (1) changes in rate (change in rate multiplied by prior volume), (2) changes in volume (change in volume multiplied by prior rate) and (3) changes in rate-volume (change in rate multiplied by change in volume) (in thousands):

	Year Ended December 31, 2010 versus 2009 Increases (Decreases) Due to Change In:
	Rate	Volume	Rate/ Volume	Total
Interest-earning assets:
Loans	$(1,317)	$(1,603)	$235	$(2,685)
Securities	(216)	(2,467)	107	(2,576)
Other interest-earning assets	3	35	4	42

Total interest-earning assets	(1,530)	(4,035)	346	(5,219)

Interest-bearing liabilities:
Savings, NOW and money-market	(261)	54	(20)	(227)
Time deposits	(1,016)	614	(214)	(616)
Other	(119)	(2,588)	66	(2,641)

Total interest-bearing liabilities	(1,396)	(1,920)	(168)	(3,484)

Net interest income	$(134)	$(2,115)	$514	$(1,735)

	Year Ended December 31, 2009 versus 2008 Increases (Decreases) Due to Change In:
	Rate	Volume	Rate/ Volume	Total
Interest-earning assets:
Loans	$(2,023)	$(277)	$50	$(2,250)
Securities	123	660	19	802
Other interest-earning assets	(140)	383	(359)	(116)

Total interest-earning assets	(2,040)	766	(290)	(1,564)

Interest-bearing liabilities:
Savings, NOW and money-market	(428)	201	(84)	(311)
Time deposits	(995)	574	(163)	(584)
Other	(99)	136	(2)	35

Total interest-bearing liabilities	(1,522)	911	(249)	(860)

Net interest income	$(518)	$(145)	$(41)	$(704)

Year Ended December 31, 2010 Compared to Year Ended December 31, 2009

General. Net loss for the year ended December 31, 2010, was $8,453,000 or $(10.32) per basic and diluted share compared to a net loss of $11,481,000 or $(14.01) per basic and diluted share for the year ended December 31, 2009. This $3.0 million decrease in the Company’s net loss was primarily due to a $12,149,000 decrease in the provision for loan losses partially offset by a net $2.3 million expense associated with downsizing the Company, a $3.9 million reduction in income tax benefit and a $1.1 million increase in professional fees associated with loan foreclosures, workouts, and regulatory matters.

Interest Income. Interest income decreased to $8.8 million for the year ended December 31, 2010 compared to $14.0 million for the year ended December 31, 2009. Interest income on loans decreased to $6.3 million due primarily to a decrease in the average loan portfolio balance and a decrease in the average yield earned in 2010 due to an increase in the average balance of non-performing loans in 2010. Interest on securities decreased by $2.6 million due primarily to a decrease in the average balance of the securities portfolio in 2010.

Interest Expense. Interest expense on deposit accounts decreased to $2.8 million for the year ended December 31, 2010, from $3.6 million for the year ended December 31, 2009. Interest expense on deposits decreased primarily because of a decrease in the average yield paid in 2010 partially offset by an increase in the average balance of deposits. Interest expense on borrowings decreased to $2.1 million for the year ended December 31, 2010 from $4.7 million for the year ended December 31, 2009 due primarily to a decrease in the average balance of borrowings.

Provision for Loan Losses. The provision for the year ended December 31, 2010, was $3.6 million compared to $15.8 million for the same period in 2009. The provision for loan losses is charged to operations as losses are estimated to have occurred in order to bring the total allowance for loan losses to a level deemed appropriate by management to absorb losses inherent in the loan portfolio at December 31, 2010. Management’s periodic evaluation of the adequacy of the allowance is based upon historical experience, the volume and type of lending conducted by us, adverse situations that may affect the borrower’s ability to repay, estimated value of the underlying collateral, loans identified as impaired, general economic conditions, particularly as they relate to our market areas, and other factors related to the estimated collectability of our loan portfolio. The allowance for loan losses totaled $3.7 million or 3.16% of loans outstanding at December 31, 2010, compared to $9.4 million, or 6.54% of loans outstanding at December 31, 2009. The decrease in the allowance was due to the use of specific reserves for charge-offs of loans deemed uncollectible. Management believes the balance in the allowance for loan losses at December 31, 2010 is adequate.

Noninterest Income. Total noninterest income increased to $1.4 million for the year ended December 31, 2010, from $(145,000) for the year ended December 31, 2009 primarily due to gains recognized on the sale of securities as part of the downsizing of the Company in the first quarter of 2010 and an other-than-temporary impairment on securities recorded for $179,000 in 2009.

Noninterest Expenses. Total noninterest expenses increased to $9.8 million for the year ended December 31, 2010 from $4.7 million for the year ended December 31, 2009, primarily due to a loss on the early extinguishment of debt associated with the Company’s downsizing, and an increase in professional fees due to legal and consulting expenses associated with loan foreclosure, loan workouts, and regulatory matters, and write-downs on foreclosed real estate, all occurring in the 2010 period.

Income Taxes (Benefit). The income tax expense for the year ended December 31, 2010 was $349,000. The income tax benefit for the year ended December 31, 2009 was $3,501,000.

Year Ended December 31, 2009 Compared to Year Ended December 31, 2008

General. Net loss for 2009 were $11,481,000, or $14.01 per basic and diluted share, $12 million more than in 2008. The primary factors explaining the decline were a $.5 decrease in noninterest income (expense) coupled with a $14.4 million increase in the provision for loan losses, and a $.7 decrease in net interest income, partially offset by a $4.3 million decrease in income tax expense.

Interest Income. Interest income decreased to $14.0 million for 2009 compared to $15.6 million for 2008. Interest income on loans decreased to $9.0 million due primarily to a decrease in the average loan portfolio balance and a decrease in the average yield earned in 2009. Interest on securities increased by $.8 million due primarily to an increase in the average balance of the securities portfolio in 2009.

Interest Expense. Interest expense on deposit accounts decreased to $3.6 million for 2009, from $4.5 million for 2008. Interest expense on deposits decreased primarily because of a decrease in rates paid in 2009. Interest expense on borrowings remained $4.7 million for 2009 and 2008.

Provision for Loan Losses. The provision for 2009 was $15.8 million compared to $1.4 million for 2008. In 2009, the provision was primarily to reflect the impairment in value of loans in the amount of $5.5 million and charge-offs of $8.3 million. The provision for loan losses is charged to earnings as losses are estimated to have occurred in order to bring the total allowance for loan losses to a level deemed appropriate by management. Management’s periodic evaluation of the adequacy of the allowance is based upon historical experience, the volume and type of lending conducted by us, adverse situations that may affect the borrower’s ability to repay, estimated value of the underlying collateral, loans identified as impaired, general economic conditions, particularly as they relate to our market areas, and other factors related to the estimated collectability of our loan portfolio. The allowance for loan losses totaled $9.4 million or 6.54% of loans outstanding at December 31, 2009, compared to $1.9 million, or 1.18% of loans outstanding at December 31, 2008. Management believes the balance in the allowance for loan losses at December 31, 2009 is adequate.

Noninterest Income (Expense). Total noninterest income (expense) decreased to $(145,000) for 2009, from $393,000 for 2008 primarily as a result of a decrease in loan prepayment fees, late charge fees and an other-than-temporary impairment on securities of $179,000 in 2009.

Noninterest Expenses. Total noninterest expenses increased to $4.7 million for 2009 from $4.5 million for 2008, primarily due to a special assessment by the Federal Deposit Insurance Corporation of $119,000 in 2009.

Income Taxes (Benefit). Income tax benefit for 2009, was $(3,501,000) (an effective rate of 23.4%) compared to income taxes of $313,000 (an effective rate of 37.6%) for 2008.

Impact of Inflation and Changing Prices

The financial statements and related data presented herein have been prepared in accordance with accounting principles generally accepted in the United States of America, which requires the measurement of financial position and operating results in terms of historical dollars, without considering changes in the relative purchasing power of money over time due to inflation. Unlike most industrial companies, substantially all of our assets and liabilities are monetary in nature. As a result, interest rates have a more significant impact on our performance than the effects of general levels of inflation. Interest rates do not necessarily move in the same direction or in the same magnitude as the prices of goods and services, since such prices are affected by inflation to a larger extent than interest rates.

Item 8. Financial Statements

The financial statements of OptimumBank Holding, Inc. as of and for the years ended December 31, 2010 and 2009 are set forth in this Form 10-K as Exhibit 13.1 and contain the following information:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets, December 31, 2010 and 2009

Consolidated Statements of Operations for the Years Ended December 31, 2010 and 2009

Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2010 and 2009

Consolidated Statements of Cash Flows for the Years Ended December 31, 2010 and 2009

Notes to Consolidated Financial Statements, December 31, 2010 and 2009 and for the Years Then Ended

Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

Not applicable.

Item 9A(T). Controls and Procedures

(a) Evaluation of Disclosure Controls and Procedures

We maintain controls and procedures designed to ensure that information required to be disclosed in the reports that the Company files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Based upon management’s evaluation of those controls and procedures performed within the 90 days preceding the filing of this Report, our Principal Executive Officer and Chief Financial Officer concluded that, subject to the limitations noted below, the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) under the Securities Exchange Act of 1934) are effective to ensure that the information required to be disclosed by the Company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the U.S. Securities and Exchange Commission’s rules and forms.

(b) Management’s Report on Internal Control Over Financial Reporting

Our management is responsible for establishing and maintaining adequate internal control over financial reporting, as such term is defined in Exchange Act Rule 13a-15(f). Such internal controls over financial reporting were designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.

The Company’s management assessed the effectiveness of the Company’s internal control over financial reporting as of December 31, 2010. In making this assessment, the Company used the criteria set forth in Internal Control-Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Based upon our evaluation under the framework in Internal Control-Integrated Framework, our management concluded that our internal control over financial reporting was effective as of December 31, 2010.

This annual report does not include an attestation report of the Company’s registered public accounting firm regarding internal control over financial reporting. Management’s report was not subject to attestation by the Company’s registered public accounting firm pursuant to rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.

(c) Changes in Internal Controls

We have made no significant changes in our internal controls over financial reporting during the quarter ended December 31, 2010 that have materially affected or are reasonably likely to materially affect our internal control over financial reporting.

(d) Limitations on the Effectiveness of Controls

Our management, including our Principal Executive Officer and Chief Financial Officer, does not expect that our disclosure controls and internal controls will prevent all error and all fraud. A control system, no matter how well conceived and operated, can provide only reasonable, not absolute, assurance that the objectives of the control system are met. Further, the design of a control system must reflect the fact that there are resource constraints, and the benefits of controls must be considered relative to their costs. Because of the inherent limitations in all control systems, no evaluation of controls can provide absolute assurance that all control issues and instances of fraud, if any, within the Company have been detected. These inherent limitations include the realities that judgments in decision-making can be faulty, and that breakdowns can occur because of simple error or mistake. Additionally, controls can be circumvented by the individual acts of some persons, by collusion of two or more people, or by management override of the control.

The design of any system of controls also is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions; over time, controls may become inadequate because of changes in conditions, or the degree of compliance with the policies or procedures may deteriorate. Because of the inherent limitations in a cost-effective control system, misstatements due to error or fraud may occur and not be detected.

Item 9B. Other Information

The Company did not fail to file any Form 8-K or to disclose any information required to be disclosed therein during the fourth quarter of 2010.

PART III

Item 10. Directors, Executive Officers, and Corporate Governance

Our Directors

The following individuals are our current directors.

Sam Borek, 60, has served as Chairman of the Board of the Company since December 2009, and a director of the Company since March 2004, and of OptimumBank since August 2001. Mr. Borek has served since 1977 as the managing partner of the law firm of Borek & Goldhirsh in Wilmette, Illinois. From 1998 to 2006, Mr. Borek served as a director, and from 2004 to 2006, as Chairman of the Board, of NCB Holdings, Inc., a bank holding company located in Chicago, Illinois. Mr. Borek received a Bachelor of Arts degree from the University of Illinois Urbana in 1972 and a Juris Doctor from the DePaul University School of Law in 1975 and has practiced law in Illinois for the past 33 years. Mr. Borek is very involved in community activities, including prior service as President of the Niles Township School Board for High School District 219, member of the Executive Board of the Niles Township Legislative Coalition, and Director of the Midwest Friends of Israel Sport Center for the Disabled and Maccabi USA Sports for Israel.

Richard L. Browdy, 57, has served as the President, Chief Operating Officer, Chief Financial Officer, and director of the Company since March 2004, and of OptimumBank since October 2000. Mr. Browdy has been in banking for 36 years. Prior to commencing OptimumBank’s organization process, he served as Executive Vice President and Chief Financial Officer of Enterprise National Bank of Palm Beach, located in Palm Beach Gardens, Florida in 1998. Mr. Browdy served on Enterprise’s Loan and Credit Committees, chaired the Asset/Liability Committee and was a member of Enterprise’s Management Operations and EDP Committees. From 1997 to 1998, Mr. Browdy worked as a consultant. Prior to his consulting practice, Mr. Browdy was employed with Suncoast Savings and Loan Association of Hollywood, Florida, from its inception in 1985 to the merger of the institution with BankUnited of Coral Gables, Florida in 1996 and remained with BankUnited until 1997. Mr. Browdy served in various capacities with Suncoast serving finally as Executive Vice President and Chief Financial Officer. In the last five years of Mr. Browdy’s employment with Suncoast, the Finance Division, Retail Banking Division, Administrative Services Department, and Management Information Systems Department reported to Mr. Browdy. During Mr. Browdy’s eleven-year tenure at Suncoast, Suncoast originated and purchased over $10 billion in residential loans and over $300 million in commercial real estate loans. From 1979 to 1985, Mr. Browdy was employed with Financial Federal Savings and Loan Association serving finally as Vice President and Accounting Manager. From 1973 to 1979, Mr. Browdy was employed by American Savings and Loan Association of Miami Beach, Florida serving finally as Vice President and Controller. Mr. Browdy currently serves as President of Temple Beth Ahm Israel in Cooper City, Florida. Mr. Browdy graduated from Florida International University in 1976 with a Bachelor of Business in Accounting. Mr. Browdy is an inactive Certified Public Accountant in the State of Florida.

Robert C. Acri, 53, became a director of the Company in October 2010. Since 2001, Mr. Acri has served as President since 2001 of Kenilworth Asset Management, LLC, an Illinois-based asset management and advisory firm servicing high net worth individuals founded by Mr. Acri. Prior to his service with Kenilworth Asset Management, LLC, Mr. Acri served in various management capacities, including portfolio manager, with various financial institutions and firms, including Chicago Investment Group, LLC; Harris Bank; Wintrust Asset Management, Lake Forest, IL; Northern Trust Bank; Van Kampen Investments; Beaven Companies; and Stanford Companies. He was also associated with the law firm of Carrane, Freifeld and Uruba, Esq. Mr. Acri received a Bachelor of Arts degree from Hope College in Holland, Michigan in 1979, a Law Degree from The John Marshall Law School in Chicago and an M.B.A. from Northwestern University in Evanston, Illinois. He is a member of the Illinois Bar and holds Securities Series 7, 24, 65, and 66 licenses.

Larry Willis, 58, has been a director of the Company since its incorporation in March 2004, and of OptimumBank since August 2001. Mr. Willis has served as the Vice President of Annette Willis Insurance Agency, Inc. in Miami, Florida since 1980. He has also served as President of the Willis Family Stables since 1994. Mr. Willis received a Bachelor of Science and a Master of Science in Electrical Engineering from the University of Miami in Coral Gables, Florida.

Jerry L. Grace, 69, joined the board of directors of the Company in October 2010. Mr. Grace is a private investor and consultant in the financial and real estate industries. From 1998 to 2002, Mr. Grace served as the Senior Vice President of Investor Relations and a director of CNG Financial in Cincinnati, Ohio. From 1984 to 1998, he served as the Senior Vice President, Treasurer and Chief Financial Officer for Provident Financial Group in Cincinnati, Ohio, an $8 billion bank holding company. His responsibilities included bank regulatory and SEC reporting, Treasury functions, asset securitization, and investment banking activities. Prior to 1984 he was employed by Girard Bank, Kidder Peabody, McDonald & Company and The Proctor & Gamble Company. He has served as Past Chair and was a fifteen year board member of Talbert House in Cincinnati and UCATS Board member at University of Cincinnati. He is a graduate of Ohio Wesleyan University with a B.A. in Economics with minors in English, History and Philosophy. He received his Masters degree in Finance from University of Cincinnati and was a Beta Gamma Sigma Honorary Scholar.

Wendy Mitchler, 57, has been a director of the Company and OptimumBank since January 2005. She has been the owner of the law firm of Wendy Mitchler, Attorney at Law, located in Fort Lauderdale, Florida, since 1999, and has served as outside counsel to OptimumBank and the Company since 2000. From 1997 to 1999, she served as Controller and General Counsel to Electropharmacology, Inc., a Gainesville, Florida- based publicly held biotechnology company. From 1989 to 1996, she served as Senior Vice President and General Counsel to Suncoast Savings and Loan Association, a Hollywood, Florida- based publicly held savings association. From 1986 to 1989, she served as the Savings and Loan Administrator with the State of Florida Department of Banking and Finance, Division of Banking, and from 1984 to 1986, as assistant general counsel to the State of Florida, Office of Comptroller. From 1983 to 1984, she served as an associate attorney with Stuzin and Camner, PA, a Miami, Florida based firm specializing in the representation of financial institutions, and from 1977 to 1979, as a staff auditor with the public accounting firm of Deloitte, Haskins and Sells. Ms. Mitchler received B.B.A. and M.B.A. degrees in Accounting from Florida Atlantic University and a J.D. in Law from University of Florida. Ms. Mitchler was previously licensed as a Certified Public Accountant in the State of Florida from 1977 to 1990.

Executive Officers Who Are Not Directors.

We have two executive officers who are not directors of the Company.

Thomas A. Procelli, 56, has served as the Executive Vice President and Chief Technology Officer of OptimumBank since its inception in October 2000 and as a director of OptimumBank since October 2010. Mr. Procelli has been in banking for 34 years and has a diverse background in operations, information systems, compliance and audit. Prior to his service with OptimumBank, he was Executive Vice President and Operations Officer for Enterprise National Bank of Palm Beach, located in Palm Beach Gardens, Florida, from March 1998 to August, 2000. Responsibilities included back office operations, information technology, and regulatory compliance. From 1997 to 1998, Mr. Procelli worked as a project manager for Fiserv - Mortgage Products Division of Fort Lauderdale, Florida and as an independent consultant for BankUnited, FSB of Coral Gables, Florida. From 1992 to 1996, Mr. Procelli served as Director of Data Processing for Suncoast Savings and Loan Association of Hollywood, Florida. In 1991, Mr. Procelli worked as a contingency planning consultant for Consolidated Bank located in Hialeah, Florida. During the ten year period of 1980 to 1990, Mr. Procelli was employed nine years with American Savings and Loan Association, FSB, of Miami, Florida, serving finally as Vice President of Corporate Development after managing several other departments, including Office Automation, Methods and Analysis, and Information Systems Auditing. In 1985, Mr. Procelli served as the Manager of the Computer Audit Assistance Group for the West Palm Beach, Florida office of the public accounting firm of Coopers & Lybrand. Prior to 1980, Mr. Procelli held auditing positions at Intercontinental Bank, Miami Beach, Florida; European American Bank, New York; and, National Westminster Bank USA, New York. Mr. Procelli received his MBA in Finance in 1979 and his BBA degree in Accounting in 1976 from Hofstra University located in Hempstead, New York.

Howard Zusman, 60, joined OptimumBank in August 2010 as Senior Vice President, Lending and Credit Administration, and will serve as the Bank’s Chief Lending and Credit Officer upon his approval by the Federal Deposit Insurance Corporation (“FDIC”). Mr. Zusman is a highly experienced commercial lender with 35 years’ experience in the South Florida market. He has a proven track record in generating and maintaining strong client relationships in loan and deposit production, as well as successfully managing professional and administrative staff. He previously served as Senior Vice President and Commercial Relationship Manager for CNL Bank in Miami, and held senior lending positions at Colonial Bank, NA, Union Bank of Florida, BankAtlantic in Fort Lauderdale, Mega Bank in Miami, Eagle National Bank in Miami and American Savings in Miami. He was the senior real estate lender at both Mega Bank and Eagle National Bank responsible for all production, administration and work out of all types of real estate and commercial loans. Mr. Zusman received his B.B.A. from the University of Miami and his M.B.A. from Southern Methodist University located in Dallas, Texas where he was elected to Beta Gamma Sigma business Honor Society. He holds the following licenses: Mortgage Broker license, Real Estate Sales Associate license and is a Notary Public, each issued by the State of Florida.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s executive officers and directors, as well as persons who own 10% or more of a class of the Company’s equity securities, file reports of their ownership of the Company’s securities, as well as statements of changes in such ownership, with the SEC. The Company believes that all such filings required during 2010 were made on a timely basis.

Audit Committee

The Audit Committee of the Board of Directors is responsible for the oversight of the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Audit Committee is currently composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. Jerry Grace, Chairman, Larry Willis and Robert Acri make up the Board’s Audit Committee. A copy of the current Audit Committee Charter can be viewed on our Web site at www.optimumbank.com/corpgovernance.html.

The Board has determined that each member of the Audit Committee is financially literate and independent in accordance with the more stringent NASDAQ listing standards applicable to audit committee members. The Board considered that Mr. Willis is an executive officer of an insurance agency which is used by the Company to obtain commercial property and liability insurance. The Board determined that such payments are not indirect compensatory fees to Mr. Willis, and Mr. Willis is therefore independent under the standards applicable to audit committee members. The Board also has determined that Jerry Grace is an “audit committee financial expert” as defined by SEC rules.

Code of Ethics for Senior Executive Officers

The Company has a Code of Ethics that applies to its chief executive officer, chief operating officer, chief financial officer (who is also its chief accounting officer) and controller, a copy of which is incorporated by reference into this Form 10-K as Exhibit 14.1. This Code of Ethics is also posted on our website at www.optimumbank.com/corpgovernance.html.

Item 11. Executive Compensation

Director Compensation

Mr. Browdy, as a salaried employee in 2010, received no compensation for serving as a director, except that he, like all directors, was eligible to receive reimbursement of reasonable expenses incurred in attending Board and committee meetings. During fiscal year 2010, each director, other than Mr. Browdy, received compensation for serving on the Board of Directors and committees of the Board as follows:

•

A fee of $500 for each Company regularly scheduled monthly meeting attended. Since the Boards of the Company and the Bank generally meet on the same day for their regularly scheduled monthly meetings, no meeting fees are paid for attendance by Bank directors at Bank board meetings. No meeting fees are paid for attendance at special Board or Board committee meetings.

Name	Cash Awards ($)	All Other Compensation		Option Awards ($)(1)	Total ($)
Sam Borek	6,000.00			—	6,000.00
Wendy Mitchler	6,000.00	168,000.00	(2)	—	174,000.00
Larry Willis	6,000.00			—	6,000.00
Robert Acri	1,500.00			—	1,500.00
Jerry Grace	1,500.00			—	1,500.00

(1)	No option awards were made to the directors in 2010. The table below shows the aggregate number of shares underlying outstanding stock options held by the named directors at December 31, 2010.

Sam Borek	7,596
Wendy Mitchler	4.557
Larry Willis	7,596
Robert Acri	—
Jerry Grace	—

The options have a 10-year term. The exercise price is 100 percent of the fair market value on the date of grant. All these nonqualified options are fully exercisable.

(2)	Represents consulting fees paid to Mr. Borek during 2010 for assuming additional responsibilities due to resignation of former Chief Executive Officer. .

Executive Officer Compensation

The following table shows the compensation paid by the Company to its executive officers for 2010 and 2009.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	All Other Compensation($)(2)		Total Compensation ($)
Richard L. Browdy	2010	212,950	(1)	0	27,191	(4)	240,141
President and Chief Financial Officer	2009	236,900		0	52,946	(3)(4)	289,846

Thomas A. Procelli	2010	144,200		0	19,123		148,526
Executive Vice President, OptimumBank	2009	144,200		0	19,123	(3)(5)	163,323

Howard Zusman	2010	65,625	(6)	0	0		65,625
Executive Vice President, OptimumBank

(1)	Mr. Browdy’s annual base salary was reduced by approximately 20% in June 2010, to $189,000.
(2)	Amounts included in this column include simple IRA plan matching contributions made by Company to executives’ accounts as follows: for Mr. Browdy, $6,589 in 2010 and $7,107 in 2009; and for Mr. Procelli, $4,326 in 2010 and $4,326 in 2009. The Company matches the first 3% of the salary contributed by each Company employee to the plan each year.
(3)	Includes payments of $17,202 for Mr. Browdy; and $13,498 for Mr. Procelli under the executive medical reimbursement plan.
(4)	Includes reimbursement of life insurance premiums of $3,140 each year under agreement with Albert Finch, former CEO and Chairman of the Board, and the Company, $17,462 and $24,627 for the employee’s personal use of a company-owned automobile in 2010 and 2009, respectively, and health club membership dues in 2009.
(5)	Includes health club membership dues.
(6)	Mr. Zusman joined the Bank in August 2010 at an annual base salary of $180,000.

Stock Options. No stock options were granted to any of the executive officers in 2010. The following table sets forth certain information about the stock options held by the Company’s three executive officers at December 31, 2010. .

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010

		Option Awards
		Number of Securities Underlying Unexercised Options at 12/31/09	Number of Securities Underlying Unexercised Options at 12/31/09
Name	Grant Date	(#) Exercisable	(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Howard Zusman	—	—	—	—	—
Richard L. Browdy	12/27/01	30,388	0	5.00	12/26/11
	10/31/02	15,194	0	6.75	10/30/12
	6/30/04	30,388	0	10.00	6/29/14
	12/29/05	24,310	0	10.00	12/28/15

Thomas A. Procelli	12/27/01	12,156	0	5.00	12/26/11
	10/31/02	6,078	0	6.75	10/30/12
	6/30/04	6,078	0	10.00	6/29/14
	12/29/05	6,078	0	10.00	12/28/15

Termination of Employment Agreement. The Company is a party to a stock purchase agreement with Richard Browdy and Albert Finch which provides for the purchase and ownership by Mr. Browdy of a $500,000 life insurance policy on Albert Finch, with the annual premiums for such policy reimbursable by the Company. Upon Mr. Finch’s death, Mr. Browdy is required to purchase with the proceeds of the policy any of the Company’s common shares held in Mr. Finch’s estate at the greater of $6.75 per share or the fair market value of the shares. The agreement does not prevent Mr. Finch from transferring any of his Company stock prior to his death. In the event that the aggregate purchase price is less than the death benefit, Mr. Browdy is entitled to the excess proceeds. Mr. Browdy vests in the shares over his five-year period of employment following Mr. Finch’s death, with 40% vesting after the first year, and 15% each year thereafter. For a period of five years after Mr. Finch’s death, if Mr. Browdy’s employment is terminated for cause or voluntarily by Mr. Browdy, the Company has the right to purchase any non-vested shares from Mr. Browdy for $1,000.

Change of Control Agreement. The Company’s stock option plan provides for the accelerated vesting of stock options in the event of a change of control of the Company as defined in the plan.

Item 12. Security Ownership of Certain Beneficial Owners and Management

This following table sets forth information regarding the beneficial ownership of the common stock as of April 15, 2011, for:

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

•	each other person known by us to own beneficially more than 5% of our common stock;

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. The persons named in the table have sole voting and investment power or have shared voting and investment power with a spouse with respect to all shares of common stock shown as beneficially owned by them, unless otherwise indicated in these footnotes.

In addition, shares of common stock issuable upon exercise of options beneficially owned that are exercisable within sixty days of April 15, 2011, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options and other rights, and the group as a whole, but are not deemed outstanding for computing the percentage ownership of any other person.

Name and Address* of Beneficial Owners	Number of Shares Beneficially Owned		Percent of Class(10)
Directors and Executive Officers:
Sam Borek, Chairman of the Board	53,549	(1)	6.48%
Richard L. Browdy, President, Chief Financial Officer and Director	29,419	(2)	3.48%
Larry Willis, Director	26,898	(3)	3.25%
Wendy Mitchler, Director	14,767	(4)	.90%
Jerry Grace, Director	—		—
Robert Acri, Director	—		—
Thomas A. Procelli, Executive Vice President and Director of OptimumBank	12,101	(5)	1.46%
Howard Zusman, Senior Vice President of Lending, OptimumBank	—		—
All directors and executive officers as a group (8 persons)	136,733	(6)(7)	15.68%
Other Greater than 5% Shareholders
H. David Krinsky	86,824	(8)	10.60%
Hillard Garlovsky	56,299	(9)	6.87%

*	Unless otherwise indicated, the address of each of the Company’s directors and executive officers is OptimumBank Holdings, Inc., 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308.

Notes to beneficial ownership table:

(1)	Includes options to acquire 7,596 shares of common stock; 225 shares held by wife; 10,119 shares held by an entity controlled by reporting person; and 22,848 shares pledged as security.

(2)	Includes options to acquire 25,069 shares of common stock; 62 shares held by children.

(3)	Includes options to acquire 7,596 shares of common stock; 31 shares held by daughter and 17,445 shares held by an entity controlled by reporting person..

(4)	Includes options to acquire 4,557 shares of common stock.

(5)	Includes options to acquire 7,596 shares of common stock, and 53 shares held by wife.

(6)	Includes options to acquire 52,413 shares of common stock.

(7)	Calculated based on 819,411 shares of common stock outstanding as of December 2, 2010, plus options exercisable within sixty days of December 2, 2010 for the individual or the group, as applicable.

(8)

The ownership information is based on a Form 4 dated September 1, 2009, filed with the SEC by H. David Krinsky, whose address is c/o Maxim Properties, Inc., 286 Madison Avenue, 12th Floor, New York, NY 10017. Includes 3,039 shares held by an entity controlled by reporting person and 2,432 shares held by children.

(9)	The ownership information is based entirely on the information contained in a Schedule 13G, dated January 25, 2009, filed with the SEC by Hillard Garlovsky, whose address is 1761 Clendenin, Riverwoods, IL 60015.

(10)	Calculated based on 819,358 shares of common stock outstanding as of April 15, 2011, plus options exercisable within sixty days of April 15, 2011 for the individual or the group, as applicable.

We had one compensation plan under which shares of our common stock were issuable at December 31, 2010. This plan is our Stock Option Plan and was previously approved by our stockholders. The following table sets forth information as of December 31, 2010 with respect to the number of shares of our common stock issuable pursuant to the Stock Option Plan:

EQUITY COMPENSATION PLAN INFORMATION

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities Reflected in Column (a)
Equity compensation plans approved by security holders	69,132	$30.05	66,147

Total	69,132	$30.05	66,147

Item 13. Certain Relationships and Related Transactions, and Director Independence

Certain Relationships and Related Transactions

The following are transactions or proposed transactions in which the Company was or is a party, in which the amount involved exceeded $120,000, and in which a director, director nominee, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Loans to Officers, Directors and Affiliates. The Bank offers loans in the ordinary course of business to its directors and employees, including executive officers, their related interests and immediate family members. Applicable law and Bank policy require that these loans be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to individual employees, directors and executive officers must also comply with the Company’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application.

None of the current directors or executive officers of the Company or the Bank have loans outstanding from the Company.

Legal Services From Wendy Mitchler. Since 2000, the Company has retained Wendy Mitchler, Attorney at Law, as general counsel. Wendy Mitchler, a director of the Company, is the owner of the law firm of Wendy Mitchler, Attorney at Law. During 2010 and 2009, the Company paid the law firm approximately $220,180 and $104,500, respectively, in legal fees for various legal matters. In addition, payments totaling approximately $900 in 2009 were made by borrowers to the law firm in connection with loan closings for the Bank.

Employment of Michel Vogel. Michel Vogel, who is the son-in-law of Richard Browdy, the Company’s President and director, is employed by the Bank as Vice President, Lending, and Senior Relationship Manager. He was paid approximately $103,578 and $90,640 for his services during 2010 and in 2009, respectively. In September 2010, Mr. Vogel’s annual base salary was increased to $135,000.

Consulting Services from Sam Borek. Since December 2009, the Company has paid Sam Borek, Chairman of the Board, a monthly consulting fee of $14,000 in consideration of Mr. Borek’s assumption of increased responsibilities due to the former Chief Executive Officer’s retirement in November 2009 with no other individual assuming that position. Amounts paid as consulting fees to Mr. Borek in 2009 and 2010 were $14,000 and $168,000, respectively. There is no written agreement between the Company and Mr. Borek regarding the amount or continuation of such fees.

Directors’ Independence

The Board of Directors analyzed the independence of each director and determined that the following directors meet the standards of independence of applicable NASDAQ Stock Market (“NASDAQ”) listing standards: Larry Willis, Jerry Grace and Robert Acri. The Board considered that Mr. Willis is an executive officer of an insurance agency which is used by the Company to obtain commercial property and liability insurance. Richard L. Browdy, who is an employee of the Company, Wendy Mitchler, who serves as outside counsel for the Company, and Sam Borek, Chairman of the Board, who also serves as a consultant for the Company, are not considered independent directors.

Committee Members’ Independence

Compensation Committee. The Compensation Committee consists of Larry Willis, Chair, and Jerry Grace and Robert Acri, all of whom are considered independent under the NASDAQ listing standards. The Compensation Committee operates under written charter adopted and approved by the Board of Directors. A copy of the current Compensation Committee Charter can be viewed on our Web site at www.optimumbank.com/corpgovernance.html.

Nominating Committee. The Company has no formal nominating committee or nominating committee charter but, rather, the three independent members of the Board, Messrs. Larry Willis, Jerry Grace and Robert Acri, perform the functions of a nominating committee.

Audit Committee. Jerry Grace, Chair, Larry Willis and Robert Acri make up the Board’s Audit Committee. The Board has determined that each member of the Audit Committee is independent in accordance with the more stringent NASDAQ standards applicable to members of audit committees. The Board considered that Mr. Willis is an executive officer of an insurance agency which is used by the Company to obtain commercial property and liability insurance. The Board determined that such payments are not indirect compensatory fees to Mr. Willis, and Mr. Willis is therefore independent under the standards applicable to audit committee members.

Item 14. Principal Accounting Fees and Services

Audit and Tax Fees

Hacker, Johnson & Smith PA (“Hacker Johnson”), the Company’s independent registered public accounting firm, audited the Company’s consolidated financial statements for the year ended December 31, 2010.

The following table is a summary of the fees billed to the Company by Hacker, Johnson & Smith PA for professional services rendered for the years ended December 31, 2010 and 2009:

Fee Category	2010 Fees	2009 Fees
Audit Fees	$57,500	$69,900
Tax Fees	$7,000	$6,500

Total Fees	$64,500	$75,500

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Hacker, Johnson & Smith, PA in connection with statutory and regulatory filings or engagements.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance.

Pre-approved Services

Consistent with SEC rules regarding auditor independence, the Company’s Audit Committee Charter requires the Audit Committee to pre-approve all audit services and non-audit services permitted by law and Audit Committee policy (including the fees and terms of such services) to be performed for the Company by the independent auditors, subject to the “de minimis” exceptions for non-audit services described in SEC rules that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate pre-approval authority to a member of the committee. The decisions of any committee member to whom pre-approval is delegated must be presented to the Audit Committee at its next scheduled meeting.

PART IV

Item 15. Exhibits and Financial Statement Schedules

The financial statements of OptimumBank Holding, Inc. as of and for the years ended December 31, 2010 and 2009 are set forth in this Form 10-K as Exhibit 13.1 and contain the following information:

Report of Independent Registered Public Accounting Firm

Consolidated Balance Sheets, December 31, 2010 and 2009

Consolidated Statements of Operations for the Years Ended December 31, 2010 and 2009

Consolidated Statements of Stockholders’ Equity for the Years Ended December 31, 2010 and 2009

Consolidated Statements of Cash Flows for the Years Ended December 31, 2010 and 2009

Notes to Consolidated Financial Statements, December 31, 2010 and 2009 and for the Years Then Ended

(2) See Exhibit Index.

SIGNATURES

In accordance with Section 13 or 15(d) of the Exchange Act, the Registrant has caused this 10-K report to be duly signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fort Lauderdale, State of Florida, on the 15th day of April 2011.

OPTIMUMBANK HOLDINGS, INC.

/s/ Richard L. Browdy
Richard L. Browdy
President and Chief Financial Officer
(Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)

In accordance with the Exchange Act, this report has been signed below by the following persons on behalf of the Registrant and in the capacities indicated on April 15, 2011.

Signature	Title

/s/ Richard L. Browdy	Director
Richard L. Browdy

/s/ Sam Borek	Director and Chairman of the Board
Sam Borek

/s/ Jerry Grace	Director
Jerry Grace

/s/ Wendy Mitchler	Director
Wendy Mitchler

/s/ Larry Willis	Director
Larry Willis

/s/ Robert Acri	Director
Robert Acri

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.1	Articles of Incorporation (incorporated by reference from Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 11, 2004

3.2	Articles of Amendment to the Articles of Incorporation, effective as of January 7, 2009 (Incorporated by reference to Exhibit 3.2 to Annual Report on Form 10-K for the year ended December 31, 2008, filed with the SEC on
March 31, 2009)

3.3	Articles of Amendment to the Articles of Incorporation, effective as of November 5, 2010 (Incorporated by reference to Exhibit 3.3 to the Current Report on Form 8-K, filed with the SEC on November 5, 2010)

4.1	Form of stock certificate (incorporated by reference from Quarterly Report on Form 10-QSB filed with the SEC on August 12, 2004)

4.3	Bylaws (incorporated by reference from Current Report on Form 8-K filed with the SEC on May 11, 2004)

10.1	Amended and Restated Stock Option Plan (incorporated by reference from Annual Report on Form 10-KSB filed with the SEC on March 31, 2006)

10.2	Stipulation to Entry of Consent Order and Consent Order between OptimumBank, Federal Deposit Insurance Corporation and State of Florida Office of Financial Regulation dated April 16, 2010 (incorporated by reference from current report on Form 8-K filed with the SEC on April 26, 2010)

10.3	Agreement between OptimumBank, Albert J. Finch and Richard L. Browdy dated June 14, 2002 (incorporated by reference from Registration Statement on Form 10-SB under the Exchange Act, filed with the Federal Deposit Insurance Corporation on March 28, 2003) (a)

10.4	Written Agreement by and between OptimumBank Holdings, Inc. and Federal Reserve Bank of Atlanta dated
June 22, 2010 (incorporated by reference from Quarterly Report on Form 10-Q filed with the SEC on November 15, 2010)

13.1	Consolidated Financial Statements of OptimumBank Holdings, Inc. and Report of Independent Registered Public Accounting Firm

14.1	Code of Ethics for Chief Executive Officer and Senior Financial Officers (incorporated by reference from Annual Report on Form 10-K filed with the SEC on March 31, 2010)

21.1	Subsidiaries of the Company*

31.1	Certification of Principal Executive and Principal Financial Officer required by Rule 13a-14(a)/15d-14(a) under the Exchange Act*

32.1	Certification of Principal Executive and Principal Financial Officer under §906 of the Sarbanes-Oxley Act of 2002*

32.1.1	Certification of Principal Executive and Principal Financial Officer under §906 of the Sarbanes-Oxley Act of 2002 (filed with Form 10-K/A filed on April 29, 2011)*

(a)	Represents a management contract or compensatory plan or arrangement required to be filed as an exhibit.
*	A copy of the exhibit can be obtained from the SEC website at www.sec.gov or by written request to the President, OptimumBank Holdings, Inc., 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308.

Exhibit 13.1

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Report of Independent Registered Public Accounting Firm

OptimumBank Holdings, Inc.

Fort Lauderdale, Florida:

We have audited the accompanying consolidated balance sheets of OptimumBank Holdings, Inc. and Subsidiary (the “Company”) as of December 31, 2010 and 2009, and the related consolidated statements of operations, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company at December 31, 2010 and 2009, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the consolidated financial statements, the Company’s operating and capital requirements, along with recurring losses raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to those matters are also described in Note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

HACKER, JOHNSON & SMITH PA

Fort Lauderdale, Florida

April 14, 2011

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Consolidated Balance Sheets

(Dollars in thousands, except share amounts)

	December 31,
	2010	2009
Assets

Cash and due from banks	$1,027	$1,556
Interest-bearing deposits with banks	186	8,506
Federal funds sold	13,154	26,722

Total cash and cash equivalents	14,367	36,784

Securities held to maturity (fair value of $48,839 and $76,984)	51,057	81,141
Loans, net of allowance for loan losses of $3,703 and $9,363	113,542	134,126
Federal Home Loan Bank stock	3,173	3,551
Premises and equipment, net	2,796	2,941
Foreclosed real estate, net	3,215	5,487
Accrued interest receivable	644	1,088
Deferred tax asset	—	772
Income taxes receivable	772	3,577
Other assets	739	490

Total assets	$190,305	$269,957

Liabilities and Stockholders’ Equity

Liabilities:
Noninterest-bearing demand deposits	309	199
Savings, NOW and money-market deposits	36,654	44,222
Time deposits	111,275	107,261

Total deposits	148,238	151,682

Federal Home Loan Bank advances	31,700	57,700
Other borrowings	—	41,800
Junior subordinated debenture	5,155	5,155
Advanced payment by borrowers for taxes and insurance	806	945
Official checks	815	694
Other liabilities	756	693

Total liabilities	187,470	258,669

Commitments and contingencies (Notes 1, 4, 9, 14 and 16)

Stockholders’ equity:
Preferred stock, no par value; 6,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.01 par value; 1,500,000 and 6,000,000 shares authorized in 2010 and 2009, 819,358 and 3,276,842 shares issued and outstanding in 2010 and 2009	8	33
Additional paid-in capital	19,071	19,046
Accumulated deficit	(16,244)	(7,791)

Total stockholders’ equity	2,835	11,288

Total liabilities and stockholders’ equity	$190,305	$269,957

See Accompanying Notes to Consolidated Financial Statements.

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Operations

(In thousands, except share amounts)

	Year Ended December 31,
	2010	2009
Interest income:
Loans	$6,301	$8,986
Securities	2,409	4,985
Other	77	35

Total interest income	8,787	14,006

Interest expense:
Deposits	2,783	3,626
Borrowings	2,084	4,725

Total interest expense	4,867	8,351

Net interest income	3,920	5,655

Provision for loan losses	3,645	15,794

Net interest income (expense) after provision for loan losses	275	(10,139)

Noninterest income:
Service charges and fees	39	27

Gain on sale of securities	1,350	—

Other	5	7

Other-than-temporary impairment on securities available for sale:
Total other-than-temporary impairment of securities	—	(179)
Less: Portion of other-than-temporary losses recognized in other comprehensive loss	—	—

Net impairment loss recognized in operations	—	(179)

Total noninterest income (expense)	1,394	(145)

Noninterest expenses:
Salaries and employee benefits	1,857	2,053
Occupancy and equipment	586	614
Data processing	202	173
Professional fees	1,732	605
Insurance	186	42
Stationary and supplies	42	41
Foreclosed real estate expenses	469	17
Regulatory assessment	642	511
Loss on early extinguishment of debt	3,699	—
Other	358	642

Total noninterest expenses	9,773	4,698

Loss before income taxes (benefit)	(8,104)	(14,982)

Income taxes (benefit)	349	(3,501)

Net loss	$(8,453)	$(11,481)

Net loss per share:
Basic	$(10.32)	$(14.01)

Diluted	$(10.32)	$(14.01)

See Accompanying Notes to Consolidated Financial Statements.

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Stockholders’ Equity

Years Ended December 31, 2010 and 2009

(Dollars in thousands)

	Common Stock		Additional Paid-In	Retained Earnings (Accumulated	Accumulated Other Compre- hensive	Total Stockholders’
	Shares	Amount	Capital	Deficit)	Loss	Equity
Balance at December 31, 2008	3,120,992	$31	$18,494	$4,244	$(4)	$22,765

5% stock dividend (fractional shares paid in cash)	155,850	2	552	(554)	—	—

Comprehensive loss:
Net loss	—	—	—	(11,481)	—	(11,481)

Net change in unrealized loss on security available for sale	—	—	—	—	4	4

Comprehensive loss						(11,477)

Balance at December 31, 2009	3,276,842	$33	$19,046	$(7,791)	$—	$11,288

Net loss	—	—	—	(8,453)	—	(8,453)

Reverse stock split (1 for 4 shares)	(2,457,484)	(25)	25	—	—	—

Balance at December 31, 2010	819,358	$8	$19,071	$(16,244)	$—	$2,835

See Accompanying Notes to Consolidated Financial Statements.

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Cash Flows

(In thousands)

	Year Ended December 31,
	2010	2009
Cash flows from operating activities:
Net loss	$(8,453)	$(11,481)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	158	186
Provision for loan losses	3,645	15,794
Deferred income tax (benefit)	772	(204)
Decrease (increase) in income taxes receivable	2,805	(3,577)
Gain on sale of securities	(1,350)	—
Loss on early extinguishment of debt	3,699	—
Net amortization of fees, premiums and discounts	(345)	(137)
Decrease in accrued interest receivable	444	189
(Increase) decrease in other assets	(249)	317
Loss on sale of foreclosed real estate	243	—
Provision for losses on foreclosed real estate	—	8
Write-down of foreclosed real estate	126	—
Other-than-temporary impairment of securities	—	179
Increase (decrease) in official checks and other liabilities	184	(73)

Net cash provided by operating activities	1,679	1,201

Cash flows from investing activities:
Purchases of securities held to maturity	(24,328)	(24,032)
Principal repayments and calls of securities held to maturity	11,389	25,364
Proceeds from sale of securities	44,869	248
Net decrease in loans	16,740	5,074
Purchase of premises and equipment, net	(13)	(33)
Proceeds from sale of foreclosed real estate, net	1,951	—
Redemption (purchase) of Federal Home Loan Bank stock	378	(25)

Net cash provided by investing activities	50,986	6,596

Cash flows from financing activities:
Net (decrease) increase in deposits	(3,444)	36,757
Repayment of other borrowings	(44,764)	—
Repayments of Federal Home Loan Bank advances	(26,735)	(11,000)
Net (decrease) increase in advanced payment by borrowers for taxes and insurance	(139)	10

Net cash (used in) provided by financing activities	(75,082)	25,767

Net (decrease) increase in cash and cash equivalents	(22,417)	33,564

Cash and cash equivalents at beginning of the year	36,784	3,220

Cash and cash equivalents at end of the year	$14,367	$36,784

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Consolidated Statements of Cash Flows, Continued

(In thousands)

	Year Ended December 31,
	2010	2009
Supplemental disclosure of cash flow information:
Cash paid (received) during the year for:
Interest	$4,917	$8,527

Income taxes	$(3,228)	$300

Noncash transactions:
Change in accumulated other comprehensive loss, net change in unrealized loss on security available for sale, net of tax	$—	$4

Common stock dividend	$—	$554

Loan transferred to foreclosed real estate	$533	$5,400

Loans made in connection with sale of foreclosed real estate	$485	$—

Reverse stock split	$25	$—

See Accompanying Notes to Consolidated Financial Statements.

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements

December 31, 2010 and 2009 and the Years Then Ended

(1)	Summary of Significant Accounting Policies

Organization. OptimumBank Holdings, Inc. (the “Holding Company”) is a one-bank holding company and owns 100% of OptimumBank (the “Bank”), a state (Florida)-chartered commercial bank. The Bank’s wholly-owned subsidiaries are OB Real Estate Management, LLC, OB Real Estate Holdings, LLC and OB Real Estate Holding 1503, LLC, all of which were formed in 2009 and OB Real Estate Holdings 1695, OB Real Estate Holdings 1669, OB Real Estate Holdings 1645 and OB Real Estate Holdings 1565, all formed in 2010. The Holding Company’s only business is the operation of the Bank and its subsidiaries(collectively, the “Company”). The Bank’s deposits are insured up to applicable limits by the Federal Deposit Insurance Corporation (“FDIC”). The Bank offers a variety of community banking services to individual and corporate customers through its three banking offices located in Broward County, Florida. OB Real Estate Management, LLC is primarily engaged to manage foreclosed real estate. This subsidiary had no activity in 2010 and 2009. All real estate holding subsidiaries are primarily engaged to hold and dispose of foreclosed real estate.

Going Concern. The Company’s recent and continuing increases in nonperforming assets, declining net interest margin, continuing high levels of noninterest expenses related to the credit problems, and eroding regulatory capital raise substantial doubt about the Company’s ability to continue as a going concern.

The Company has not complied with its regulatory capital requirements set forth in the Consent Order issued by the Federal Deposit Insurance Corporation (“FDIC”) and the Florida Office of Financial Regulation (“OFR”) and Prompt Corrective Action provisions discussed in Note 14, Regulatory Matters. The Company needs to raise substantial additional capital. Since January 2011, the Company has conducted a private placement offering of its common stock. There can be no assurance, however, that the Company will raise sufficient capital, if any, in the private placement offering, to meet the Bank’s capital requirements. Further, there can be no assurance that other financing alternatives or recapitalization plans will be available, forthcoming or successfully implemented, or receive regulatory approval.

Basis of Presentation. The accompanying consolidated financial statements include the accounts of the Holding Company, the Bank, OB Real Estate Management, LLC, OB Real Estate Holdings, LLC, OB Real Estate Holdings 1503, LLC, OB Real Estate Holdings 1695, OB Real Estate Holdings 1669, OB Real Estate Holdings 1645 and OB Real Estate Holdings 1565. All significant intercompany accounts and transactions have been eliminated in consolidation. The accounting and reporting practices of the Company conform to U.S. generally accepted accounting principles and to general practices within the banking industry. The following summarizes the more significant of these policies and practices:

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(1)	Summary of Significant Accounting Policies, Continued

Use of Estimates. In preparing consolidated financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”), management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the consolidated balance sheet and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. A material estimate that is particularly susceptible to significant change in the near term relates to the determination of the allowance for loan losses and the valuation of foreclosed real estate and the deferred tax asset.

Cash and Cash Equivalents. For purposes of the consolidated statements of cash flows, cash and cash equivalents include cash and balances due from banks, interest-bearing deposits and federal funds sold, all of which mature within ninety days.

The Company may be required by law or regulation to maintain cash reserves in the form of vault cash or in accounts with other banks. There were no reserve balances required at December 31, 2010 and 2009.

Securities. Securities may be classified as either trading, held to maturity or available for sale. Trading securities are held principally for resale and recorded at their fair values. Unrealized gains and losses on trading securities are included immediately in operations. Held to maturity securities are those which management has the positive intent and ability to hold to maturity and are reported at amortized cost. Available for sale securities consist of securities not classified as trading securities nor as held to maturity securities. Unrealized holding gains and losses on available for sale securities are reported as a net amount in accumulated other comprehensive income (loss) in stockholders’ equity until realized. Gains and losses on the sale of available for sale securities are determined using the specific-identification method. Premiums and discounts on securities are recognized in interest income using the interest method over the period to maturity.

Loans. Loans that management has the intent and ability to hold for the foreseeable future or until maturity or pay-off are reported at their outstanding principal adjusted for any charge-offs, the allowance for loan losses, and any deferred fees or costs.

Commitment fees, and loan origination fees are deferred and certain direct origination costs are capitalized. Both are recognized as an adjustment of the yield of the related loan.

The accrual of interest on loans is discontinued at the time the loan is ninety days delinquent unless the loan is well collateralized and in process of collection. In all cases, loans are placed on nonaccrual or charged-off at an earlier date if collection of principal or interest is considered doubtful.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(1)	Summary of Significant Accounting Policies, Continued

Loans, Continued. All interest accrued but not collected for loans that are placed on nonaccrual or charged-off is reversed against interest income. The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

Allowance for Loan Losses. The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to operations. Loan losses are charged against the allowance when management believes the uncollectability of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectability of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revision as more information becomes available.

The allowance consists of specific and general components. The specific component relates to loans that are classified as impaired. For such loans, an allowance is established when the discounted cash flows (or collateral value or observable market price) of the impaired loans are lower than the carrying value of those loans. The general component covers all other loans and is based on historical loss experience adjusted for qualitative factors.

For nonspecific loans in all classes, the general component is based on historical loss experience and adjusted for certain qualitative factors such as economic conditions and other trends or uncertainties that could affect management’s estimate of probable loss.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due. Factors considered by management in determining impairment include payment status, collateral value, and the probability of collecting scheduled principal and interest payments when due. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record, and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan by loan basis for commercial real estate, land and construction and multi-family real estate loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price, or the fair value of the collateral if the loan is collateral-dependent.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(1)	Summary of Significant Accounting Policies, Continued

Allowance for Loan Losses, Continued. Large groups of smaller balance homogeneous loans are collectively evaluated for impairment. Accordingly, the Company does not separately identify individual consumer and residential loans for impairment disclosures.

Foreclosed Real Estate. Real estate acquired through, or in lieu of, loan foreclosure is to be sold and is initially recorded at fair value less estimated selling costs at the date of foreclosure establishing a new cost basis. After foreclosure, valuations are periodically performed by management and the real estate is carried at the lower of the new cost basis or fair value less cost to sell. Revenue and expenses from operations are included in the consolidated statements of operations.

Premises and Equipment. Land is stated at cost. Buildings and improvements, furniture, fixtures, equipment, and leasehold improvements are stated at cost, less accumulated depreciation and amortization. Depreciation and amortization expense are computed using the straight-line method over the estimated useful life of each type of asset or lease term, if shorter.

Preferred Securities of Unconsolidated Subsidiary Trust. On September 30, 2004, the Company acquired the common stock of OptimumBank Holdings Capital Trust I (“Issuer Trust”), an unconsolidated subsidiary trust. The Issuer Trust used the proceeds from the issuance of $5,000,000 of its preferred securities to third-party investors and common stock to acquire a $5,155,000 debenture issued by the Company. This debenture and certain capitalized costs associated with the issuance of the preferred stock comprise the Issuer Trust’s only assets and the interest payments from the debentures finance the distributions paid on the preferred securities. The Company recorded the debenture in “Junior Subordinated Debenture” and its equity interest in the business trust in “Other Assets” on the consolidated balance sheets (See Note 7).

The Company has entered into agreements which, taken collectively, fully and unconditionally guarantee the preferred securities of the Issuer Trust subject to the terms of the guarantee.

Transfer of Financial Assets. Transfers of financial assets or a participating interest in an entire financial asset are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets, and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity. A participating interest is a portion of an entire financial asset that (1) conveys proportionate ownership rights with equal priority to each participating interest holder (2) involves no recourse (other than standard representations and warranties) to, or subordination by, any participating interest holder, and (3) does not entitle any participating interest holder to receive cash before any other participating interest holder.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(1)	Summary of Significant Accounting Policies, Continued

Income Taxes. There are two components of income tax expense: current and deferred. Current income tax expense reflects taxes to be paid or refunded for the current period by applying the provisions of the enacted tax law to the taxable income or excess of deductions over revenues. The Company determines deferred income taxes using the liability (or balance sheet) method. Under this method, the net deferred tax asset or liability is based on the tax effects of the differences between the book and tax bases of assets and liabilities, and enacted changes in tax rates and laws are recognized in the period in which they occur. Deferred income tax expense results from changes in deferred tax assets and liabilities between periods.

Deferred tax assets are recognized if it is more likely than not, based on the technical merits, that the tax position will be realized or sustained upon examination. The term more likely than not means a likelihood of more than 50 percent; the terms examined and upon examination also include resolution of the related appeals or litigation processes, if any. A tax position that meets the more-likely-than-not recognition threshold is initially and subsequently measured as the largest amount of tax benefit that has a greater than 50 percent likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. The determination of whether or not a tax position has met the more-likely-than-not recognition threshold considers the facts, circumstances, and information available at the reporting date and is subject to management’s judgment. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence available, it is more likely than not that some portion or all of a deferred tax asset will not be realized.

On January 1, 2009, the Company adopted accounting guidance relating to accounting for uncertainty in income taxes, which sets out a consistent framework to determine the appropriate level of tax reserves to maintain for uncertain tax positions. As of December 31, 2010, management is not aware of any uncertain tax positions that would have a material effect on the Company’s consolidated financial statements.

The Company recognizes interest and penalties on income taxes as a component of income tax (benefit) expense.

The Holding Company and the Bank file a consolidated income tax return. Income taxes are allocated proportionately to the Holding Company and the Bank as though separate income tax returns were filed.

Advertising. The Company expenses all media advertising as incurred. Media advertising expense included in other noninterest expenses in the accompanying consolidated statements of operations was approximately $10,100 and $15,000 during the years ended December 31, 2010 and 2009, respectively.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(1)	Summary of Significant Accounting Policies, Continued

Stock Compensation Plan. The Company has adopted the fair value recognition method and expenses the fair value of any stock options as they vest. Under the fair value recognition method, the Company recognizes stock-based compensation in the accompanying consolidated statements of operations. At December 31, 2005, all outstanding options had vested.

Loss Per Share. Basic loss per share is computed on the basis of the weighted-average number of common shares outstanding. In 2010 and 2009, basic and diluted loss per share is the same due to the net loss incurred by the Company. All amounts reflect the one-for-four reverse stock split declared in October 2010 and the 5% stock dividend declared in May 2009. Loss per common share has been computed based on the following:

	Year Ended December 31,
	2010	2009
Weighted-average number of common shares outstanding used to calculate basic and diluted loss per common share	819,358	819,358

Off-Balance-Sheet Financial Instruments. In the ordinary course of business the Company has entered into off-balance-sheet financial instruments consisting of commitments to extend credit. Such financial instruments are recorded in the consolidated financial statements when they are funded.

Fair Value Measurements. Fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy requires the Company to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The hierarchy describes three levels of inputs that may be used to measure fair value:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities that are not active; and model-driven valuations whose inputs are observable or whose significant value drivers are observable. Valuations may be obtained from, or corroborated by, third-party pricing services.

Level 3: Unobservable inputs to measure fair value of assets and liabilities for which there is little, if any market activity at the measurement date, using reasonable inputs and assumptions based upon the best information at the time, to the extent that inputs are available without undue cost and effort.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(1)	Summary of Significant Accounting Policies, Continued

Fair Value Measurements, Continued. The following describes valuation methodologies used for assets measured at fair value:

Impaired Loans. The Company’s impaired loans are normally collateral dependent and, as such, are carried at the lower of the Company’s net recorded investment in the loan or fair market value of the collateral less estimated selling costs. Estimates of fair value are determined based on a variety of information, including the use of available appraisals, estimates of market value by licensed appraisers or local real estate brokers and the knowledge and experience of the Company’s management related to values of properties in the Company’s market areas. Management takes into consideration the type, location and occupancy of the property as well as current economic conditions in the area the property is located in assessing estimates of fair value. Accordingly, fair value estimates for impaired loans are classified as Level 3.

Foreclosed Real Estate. Estimates of fair values are determined based on a variety of information, including the use of available appraisals, estimates of market value by licensed appraisers or local real estate brokers and the knowledge and experience of the Company’s management related to values of properties in the Company’s market areas. Management takes into consideration the type, location and occupancy of the property as well as current economic conditions in the area the property is located in assessing estimates of fair value. Accordingly, the fair values estimates for foreclosed real estate are classified as Level 3.

Fair Values of Financial Instruments. The following methods and assumptions were used by the Company in estimating fair values of financial instruments disclosed herein:

Cash and Cash Equivalents. The carrying amounts of cash and cash equivalents approximate their fair value.

Securities. Fair values for securities are based on the framework for measuring fair value established by GAAP.

Federal Home Loan Bank Stock. Fair value of the Company’s investment in Federal Home Loan Bank stock is based on its redemption value, which is its cost of $100 per share.

Loans. For variable-rate loans that reprice frequently and have no significant change in credit risk, fair values are based on carrying values. Fair values for certain fixed-rate mortgage (e.g. one-to-four family residential), commercial real estate and commercial loans are estimated using discounted cash flow analyses, using interest rates currently being offered for loans with similar terms to borrowers of similar credit quality.

Accrued Interest Receivable. The carrying amount of accrued interest approximates its fair value.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(1)	Summary of Significant Accounting Policies, Continued

Fair Values of Financial Instruments, Continued.

Deposit Liabilities. The fair values disclosed for demand, NOW, money-market and savings deposits are, by definition, equal to the amount payable on demand at the reporting date (that is, their carrying amounts). Fair values for fixed-rate time deposits are estimated using a discounted cash flow calculation that applies interest rates currently being offered on time deposits to a schedule of aggregated expected monthly maturities of time deposits.

Federal Home Loan Bank Advances, Junior Subordinated Debenture and Other Borrowings. Fair values of Federal Home Loan Bank advances, junior subordinated debenture and other borrowings which consist of securities sold under an agreement to repurchase are estimated using discounted cash flow analysis based on the Company’s current incremental borrowings rates for similar types of borrowings.

Off-Balance-Sheet Financial Instruments. Fair values for off-balance-sheet lending commitments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standing.

Comprehensive Loss. GAAP generally requires that recognized revenue, expenses, gains and losses be included in net loss. Although certain changes in assets and liabilities, such as unrealized gains and losses on available for sale securities, are reported as a separate component of the equity section of the consolidated balance sheets, such items along with net loss, are components of comprehensive loss. The only component of other comprehensive loss is the net change in the unrealized loss on the security available for sale.

Recent Pronouncements. In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2010-06, Improving Disclosures about Fair Value Measurements (Topic 820), which amends the guidance for fair value measurements and disclosures. This guidance requires a reporting entity to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. Furthermore, it requires a reporting entity to present separately information about purchases, sales, issuances, and settlements in the reconciliation for fair value measurements using significant unobservable inputs; clarifies existing fair value disclosures about the level of disaggregation and about inputs and valuation techniques used to measure fair value; and amends guidance on employers’ disclosures about postretirement benefit plan assets to require that disclosures be provided by classes of assets instead of by major categories of assets. It was effective for annual reporting periods beginning January 1, 2010, except for the disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements. Those disclosures were effective January 1, 2011. In the period of initial adoption, entities will not be required to provide the amended disclosures for any previous periods presented for comparative purposes. The adoption of this ASU had no effect on the Company’s consolidated financial statements.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(1)	Summary of Significant Accounting Policies, Continued

Recent Pronouncements, Continued. In July 2010, the FASB issued ASU No. 2010-20, Receivables (Topic 310): Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses. The new disclosures will require significantly more information about credit quality in a financial institution’s loan portfolio. This statement addresses only disclosures and does not change recognition or measurement of the allowance. For public entities, the disclosures as of the end of a reporting period was effective for interim and annual reporting periods ending on December 31, 2010. The disclosures about activity that occurs during a reporting period was effective for interim and annual reporting periods beginning on or after January 1, 2011. For nonpublic entities, the disclosures are effective for annual reporting periods ending on or after December 15, 2011. The adoption of the ASU had no material impact on the Company’s consolidated financial statements.

(2)	Securities

Securities have been classified according to management’s intent. The carrying amount of securities and approximate fair values are as follows (in thousands):

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
At December 31, 2010: Securities Held to Maturity:
Mortgage-backed securities	$50,957	$130	$(2,348)	$48,739
State of Israel bond	100	—	—	100

	$51,057	$130	$(2,348)	$48,839

At December 31, 2009: Securities Held to Maturity:
Mortgage-backed securities	$81,041	$1,567	$(5,724)	$76,884
State of Israel bond	100	—	—	100

	$81,141	$1,567	$(5,724)	$76,984

The following summarizes sales of securities available for sale (in thousands):

	Year Ended December 31,
	2010	2009
Proceeds from sales of securities	$—	$248

Gross gains from sale of securities	—	—
Gross losses from sale of securities	—	—

Net gains from sale of securities	$—	$—

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(2)	Securities, Continued

During the first quarter of 2010, the Company sold twenty-two held to maturity securities in order to downsize and deleverage its balance sheet. This action was taken in an effort to comply with a significant increase in the regulatory capital requirements imposed on the Bank under a Consent Order issued by the FDIC and OFR (see Note 14).

The following summarizes sales of securities held to maturity (in thousands):

	Year Ended December 31,
	2010	2009
Proceeds from sales of securities	$44,869	$—

Gross gains from sale of securities	1,492	—
Gross losses from sale of securities	(142)	—

Net gains from sale of securities	$1,350	$—

Securities with gross unrealized losses at December 31, 2010, aggregated by investment category and length of time that individual securities have been in a continuous loss position, is as follows (in thousands):

	Less Than Twelve Months		Over Twelve Months
	Gross Unrealized Losses	Fair Value	Gross Unrealized Losses	Fair Value
Mortgage-backed securities	$268	$19,890	$2,080	$20,264

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(2)	Securities, Continued

Management evaluates securities for other-than-temporary impairment at least on a quarterly basis, and more frequently when economic or market concerns warrant such evaluation. A security is impaired if the fair value is less than its carrying value at the financial statement date. When a security is impaired, the Company determines whether this impairment is temporary or other-than-temporary. In estimating other-than-temporary impairment (“OTTI”) losses, management assesses whether it intends to sell, or it is more likely than not that it will be required to sell, a security in an unrealized loss position before recovery of its amortized cost basis. If either of these criteria is met, the entire difference between amortized cost and fair value is recognized in operations. For securities that do not meet the aforementioned criteria, the amount of impairment recognized in operations is limited to the amount related to credit losses, while impairment related to other factors is recognized in other comprehensive loss. Management utilizes cash flow models to segregate impairments to distinguish between impairment related to credit losses and impairment related to other factors. To assess for OTTI, management considers, among other things, (i) the severity and duration of the impairment; (ii) the ratings of the security; (iii) the overall transaction structure (the Company’s position within the structure, the aggregate, near-term financial performance of the underlying collateral, delinquencies, defaults, loss severities, recoveries, prepayments, cumulative loss projections, and discounted cash flows); and (iv) the timing and magnitude of a break in modeled cash flows.

The unrealized losses on eighteen investment securities were caused by market conditions. It is expected that the securities would not be settled at a price less than the book value of the investments. Because the decline in fair value is attributable to market conditions and not credit quality, and because the Company has the ability and intent to hold these investments until a market price recovery or maturity, these investments are not considered other-than-temporarily impaired.

In evaluating mortgage-backed securities with unrealized losses greater than 12 months, management utilizes various resources, including input from independent third party firms to perform an analysis of expected future cash flows. The process begins with an assessment of the underlying collateral backing the mortgage pools. Management develops specific assumptions using as much market data as possible and includes internal estimates as well as estimates published by rating agencies and other third-party sources. The data for the individual borrowers in the underlying mortgage pools are generally segregated by state, FICO score at issue, loan to value at issue and income documentation criteria. Mortgage pools are evaluated for current and expected levels of delinquencies and foreclosures, based on where they fall in the proscribed data set of FICO score, geographics, LTV and documentation type and a level of loss severity is assigned to each security based on its experience. The above-described historical data is used to develop current and expected measures of cumulative default rates as well as ultimate loss frequency and severity within the underlying mortgages. This reveals the expected future cash flows within the mortgage pool. The data described above is then input to an industry recognized model to assess the behavior of the particular security tranche owned by the Company. Significant inputs in this process include the structure of any subordination structures, if applicable, and are dictated by the structure of each particular security as laid out in the offering documents. The forecasted cash flows from the mortgage pools are input through the security structuring model to derive expected cash flows for the specific security owned by the Company to determine if the future cash flows are expected to exceed the book value of the security. The values for the significant inputs are updated on a regular basis.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(2)	Securities, Continued

The key base assumptions for mortgage-backed securities used during 2010 are in the table below:

Prepayment rate	12-69	% PSA
Loss severity	27-68%
Cumulative default rate	0.81-6.04%
Principal write-down	0 -.04%

Loss severity rates are estimated based on collateral characteristics and generally range from 27-68% for single family first mortgages.

In 2009, the Company recorded a $179,000 other-than-temporary impairment (“OTTI”) charge to adjust for credit losses relating to five mortgage-backed securities held to maturity with a total remaining principal balance of $9.5 million and fair value of $8.6 million. Based on its detailed analysis, management has determined that the fair market value is not significantly depressed and therefore the remaining decline was not recorded as an adjustment to other comprehensive loss. There was no OTTI charge in 2010.

The table below provides a cumulative roll forward of credit losses recognized in operations for the year ended December 31, 2010 relating to the Company’s held to maturity debt securities (in thousands):

Balance at December 31, 2009	$179
Additions for credit losses on securities not previously impaired	—

Balance at December 31, 2010	$179

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(3)	Loans

The components of loans are as follows (in thousands):

	At December 31,
	2010	2009
Residential real estate	$40,130	$55,915
Multi-family real estate	4,213	5,162
Commercial real estate	55,119	58,901
Land and construction	17,292	22,355
Consumer	358	836

Total loans	117,112	143,169

Add (deduct):
Net deferred loan fees, costs and premiums	134	322
Loan discounts	(1)	(2)
Allowance for loan losses	(3,703)	(9,363)

Loans, net	$113,542	$134,126

An analysis of the change in the allowance for loan losses for the years ended December 31, 2010 and 2009 follows (in thousands):

	For the Year Ended December 31,
	2010
	Residential Real Estate	Multi-Family Real Estate	Commercial Real Estate	Land and Construction	Consumer	Total	2009
Beginning balance	$2,049	$489	$1,466	$5,227	$132	$9,363	$1,906
Provision (credit) for loan losses	878	(64)	2,405	510	(84)	3,645	15,794
Charge-offs	(1,663)	(154)	(2,330)	(5,223)	(54)	(9,424)	(8,337)
Recoveries	21	11	1	—	86	119	—

Ending balance	$1,285	$282	$1,542	$514	$80	$3,703	$9,363

Individually evaluated for impairment:
Recorded investment	$12,608	$—	$21,215	$10,649	$249	$44,721	$43,501

Balance in allowance for loan losses	$—	$—	$11	$75	$—	$86	$5,607

Collectively evaluated for impairment:
Recorded investment	$27,522	$4,213	$33,904	$6,643	$109	$72,391	$99,668

Balance in allowance for loan losses	$1,285	$282	$1,531	$439	$80	$3,617	$3,756

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(3)	Loans, Continued

The following summarizes the loan credit quality at December 31, 2010 (in thousands):

	Pass	OLEM (Other Loans Especially Mentioned)	Substandard	Doubtful	Loss	Total
Residential real estate:
Closed-end mortgages first mortgages	$23,542	$3,697	$9,691	$—	$—	$36,930
Closed-end second mortgages	3,200	—	—	—	—	3,200

Total residential real estate	26,742	3,697	9,691	—	—	40,130

Multi-family real estate	4,213	—	—	—	—	4,213

Commercial real estate:
Owner-occupied	12,960	1,238	1,837	—	—	16,035
Non-owner-occupied	18,042	3,638	17,404	—	—	39,084

Total commercial real estate	31,002	4,876	19,241	—	—	55,119

Land and construction	4,976	1,667	10,649	—	—	17,292

Consumer:
Non-real estate secured	99	—	151	—	—	250
Real estate secured	108	—	—	—	—	108

Total consumer	207	—	151	—	—	358

Total	$67,140	$10,240	$39,732	$—	$—	$117,112

Internally assigned loan grades are defined as follows:

Pass – a Pass loan’s primary source of loan repayment is satisfactory, with secondary sources very likely to be realized if necessary. These are loans that conform in all aspects to bank policy and regulatory requirements, and no repayment risk has been identified.

OLEM (Other Loans Especially Mentioned) – an Other Loan Especially Mentioned has potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in the deterioration of the repayment prospects for the asset or the Company’s credit position at some future date.

Substandard – a Substandard loan is inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged, if any. Loans so classified must have a well-defined weakness or weaknesses that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Company will sustain some loss if the deficiencies are not corrected.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(3)	Loans, Continued

Doubtful – a loan classified Doubtful has all the weaknesses inherent in one classified Substandard, with the added characteristics that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this basically worthless asset even though partial recovery may be affected in the future. The Company fully charges off any loan classified as Doubtful.

Loss – a loan classified Loss is considered uncollectible and of such little value that continuance as a bankable asset is not warranted. This classification does not mean that the asset has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this basically worthless asset even though partial recovery may be affected in the future. The Company fully charges off any loan classified as Loss.

Age analysis of past-due loans is as follows at December 31, 2010 (in thousands):

	Accruing Loans
	30-59 Days Past Due	60-89 Days Past Due	Greater Than 90 Days Past Due	Total Past Due	Current	Nonaccrual Loans	Total Loans
Residential real estate:
Closed-end first mortgages	$—	$—	$—	$—	$27,239	$9,691	$36,930
Closed-end second mortgages	—	—	—	—	3,200	—	3,200

Subtotal	—	—	—	—	30,439	9,691	40,130

Multi-family real estate	—	—	—	—	4,213	—	4,213

Commercial real estate:
Owner-occupied	—	—	—	—	14,198	1,837	16,035
Non-owner-occupied	3,195	—	—	3,195	20,881	15,008	39,084

Subtotal	3,195	—	—	3,195	35,079	16,845	55,119

Land and construction	—	—	—	—	9,449	7,843	17,292

Consumer:
Non-real estate secured	99	—	—	99	—	151	250
Real estate secured	—	—	—	—	108	—	108

Subtotal	99	—	—	99	108	151	358

Total	$3,294	$—	$—	$3,294	$79,288	$34,530	$117,112

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(3)	Loans, Continued

Nonaccrual loans and loans past due ninety days but still accruing at December 31, 2009 were as follows (in thousands):

Nonaccrual loans	$23,848

Past due ninety days or more, but still accruing interest	$-

The following summarizes the amount of impaired loans at December 31, 2010 (in thousands):

	Recorded Investment	Unpaid Principal Balance	Related Allowance
With no related allowance recorded:
Residential real estate- Closed-end first mortgages	$12,608	$14,272	$—
Commercial real estate:
Owner-occupied	1,837	1,857	—
Non-owner-occupied	18,204	20,466	—
Land and construction	9,980	15,018	—
Consumer- Non-real estate secured	249	249	—

With an allowance recorded:
Commercial real estate- Non-owner-occupied	1,174	1,174	11
Land and construction	669	669	75

Total:
Residential real estate- Closed-end first mortgages	$12,608	$14,272	$—
Commercial real estate:
Owner-occupied	$1,837	$1,857	$—
Non-owner-occupied	$19,378	$21,640	$11
Land and construction	$10,649	$15,687	$75
Consumer- Non-real estate secured	$249	$249	$—

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(3)	Loans, Continued

The average net investment in impaired loans and interest income recognized and received on impaired loans are as follows (in thousands):

	For the Year Ended December 31,
	2010
	Average Recorded Investment	Interest Income Recognized	Interest Income Received
Residential real estate- Closed-end first mortgages	$7,081	$20	$35

Multi-family real estate	$387	$—	$—

Commercial real estate:
Owner-occupied	$1,266	$—	$4

Non-owner-occupied	$15,279	$267	$366

Land and construction	$9,965	$26	$253

Consumer- Non-real estate secured	$9	$—	$—

The following summarizes the amount of impaired loans at December 31, 2009 (in thousands):

Collateral-dependent loans identified as impaired:
Gross loans with no related allowance for losses	$21,846

Gross loans with related allowance for losses recorded	18,032
Less allowances on these loans	(5,542)

Net loans with related allowance	12,490

Net investment in collateral-dependent impaired loans	34,336

Noncollateral-dependent loans identified as impaired:
Gross loans with related allowance for losses recorded	3,623
Less allowance on these loans	(65)

Net investment in noncollateral-dependent impaired loans	3,558

Net investment in impaired loans	$37,894

The average net investment in impaired loans and interest income recognized and received on impaired loans in 2009 is as follows (in thousands):

Average investment in impaired loans	$25,017

Interest income recognized on impaired loans	$280

Interest income received on impaired loans	$584

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(4)	Premises and Equipment

A summary of premises and equipment follows (in thousands):

	At December 31,
	2010	2009
Land	$1,171	$1,171
Buildings and improvements	1,959	1,959
Furniture, fixtures and equipment	1,026	1,022
Leasehold improvements	119	119

Total, at cost	4,275	4,271

Less accumulated depreciation and amortization	(1,479)	(1,330)

Premises and equipment, net	$2,796	$2,941

The Company currently leases two branch facilities under operating leases. One lease contains renewal options and requires the Company to pay an allowable share of common area maintenance and real estate taxes. The other lease only requires the Company to pay real estate taxes. Rent expense under operating leases during the years ended December 31, 2010 and 2009 was $133,000 and $131,000 respectively. At December 31, 2010, the future minimum lease payments are approximately as follows (in thousands):

Year Ending December 31,	Amount
2011	$133
2012	84
2013	80

$297

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(5)	Foreclosed Real Estate

Foreclosed real estate is presented net of an allowance for losses. An analysis of the allowance for losses on foreclosed real estate is as follows (in thousands):

	Year Ended December 31,
	2010	2009
Balance of beginning of year	$21	$13
Provision for losses on foreclosed real estate	—	8
Charge-offs	(21)	—

Balance at end of year	$—	$21

Expenses applicable to foreclosed real estate are as follows (in thousands):

	Year Ended December 31,
	2010	2009
Write-down on foreclosed real estate	$126	$—
Provision for losses on foreclosed real estate	—	8
Loss on sale of foreclosed real estate	243	—
Operating expenses	100	9

	$469	$17

(6)	Deposits

The aggregate amount of time deposits with a minimum denomination of $100,000, was approximately $51.3 million and $52.6 million at December 31, 2010 and 2009, respectively.

A schedule of maturities of time deposits at December 31, 2010 follows (in thousands):

Year Ending December 31,	Amount
2011	$87,919
2012	15,939
2013	4,309
2014	820
2015	2,288

$111,275

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(7)	Federal Home Loan Bank Advances and Junior Subordinated Debenture

The maturities and interest rates on the Federal Home Loan Bank (“FHLB”) advances were as follows (dollars in thousands):

Maturity Year Ending December 31,	Call Date	Interest Rate
			At December 31,
			2010	2009
2010	—	3.16%	$—	$5,000
2010	—	3.12	—	5,000
2012	2011	4.75	4,000	4,000
2013	—	3.44	—	3,000
2013	—	3.00	—	5,000
2013	2011	3.64	7,500	7,500
2014	—	3.64	—	8,000
2016	—	4.51	5,000	5,000
2016	—	4.65	8,000	8,000
2016	—	4.44	5,600	5,600
2017	2011	4.38	1,600	1,600

			$31,700	$57,700

Certain of the above advances are callable by the FHLB starting in the year indicated.

At December 31, 2010 and 2009, the FHLB advances were collateralized by $15.8 million of securities and by a lien on qualifying residential one-to-four family mortgage loans, commercial and multi-family real estate loans and second mortgage loans.

During the first quarter of 2010, the Company sold mortgage-backed securities and collateralized mortgage obligations with a carrying value of $13.8 million in order to downsize and deleverage its balance sheet in order to increase the Bank’s regulatory capital ratios to comply with the Consent Order issued by the FDIC and OFR (see Note 14). The proceeds from the sale of securities were used to prepay approximately $16 million in FHLB advances secured by these securities. The Company realized a loss from prepayment penalties of approximately $735,000.

On September 30, 2004, the Company issued a $5,155,000 junior subordinated debenture to an unconsolidated subsidiary. The debenture has a term of thirty years. The interest rate was fixed at 6.4% for the first five years, and thereafter, the coupon rate floats quarterly at the three-month LIBOR rate plus 2.45% (2.73% at December 31, 2010). The junior subordinated debenture, due in 2034, is redeemable in certain circumstances after October 2009. The terms of the debenture agreement allows the Company to defer payments of interest on the debenture by extending the interest payment period at any time during the term of the debenture for up to twenty consecutive quarterly periods. During 2010, the Company exercised its right to defer payment of interest on the debenture. Interest payments deferred as of December 31, 2010 totaled $179,000.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(8)	Other Borrowings

Other borrowings consisted of securities sold under agreements to repurchase. The securities sold under the agreements to repurchase were delivered to the broker-dealer who arranged the transactions. Information concerning the securities sold under agreements to repurchase is summarized as follows (dollars in thousands):

	Year Ended December 31,
	2010	2009
Balance at year end	$—	$41,800
Average balance during the year	$7,558	$41,800
Average interest rate during the year	4.24%	4.20%
Maximum month-end balance during the year	$41,800	$41,800
Securities held to maturity pledged as collateral	$—	$49,175
Cash pledged as collateral	$—	$7,847

During the first quarter of 2010, the Company sold mortgage-backed securities and collateralized mortgage obligations with a carrying value of $29.6 million in order to downsize and deleverage its balance sheet in order to increase the Bank’s regulatory capital ratios to comply with the Consent Order issued by the FDIC and OFR (see Note 14). The proceeds from the sale of securities were used to prepay approximately $41.8 million in reverse repurchase agreements secured by these securities. The Company realized a loss from prepayment penalties of approximately $3.0 million.

(9)	Financial Instruments

The estimated fair values of the Company’s financial instruments were as follows (in thousands):

	At December 31, 2010		At December 31, 2009
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial assets:
Cash and cash equivalents	$14,367	$14,367	$36,784	$36,784
Securities held to maturity	51,057	48,839	81,141	76,984
Loans	113,542	113,513	134,126	134,365
Federal Home Loan Bank stock	3,173	3,173	3,551	3,551
Accrued interest receivable	644	644	1,088	1,088

Financial liabilities:
Deposit liabilities	148,238	148,929	151,682	152,381
Federal Home Loan Bank advances	31,700	33,425	57,700	59,206
Other borrowings	—	—	41,800	43,537
Junior subordinated debenture	5,155	4,740	5,155	4,875
Off-balance sheet financial instruments	—	—	—	—

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(9)	Financial Instruments, Continued

The Company is party to financial instruments with off-balance-sheet risk in the normal course of business to meet the financing needs of its customers. These financial instruments are commitments to extend credit and may involve, to varying degrees, elements of credit and interest-rate risk in excess of the amount recognized in the consolidated balance sheet. The contract amounts of these instruments reflect the extent of involvement the Company has in these financial instruments.

The Company’s exposure to credit loss in the event of nonperformance by the other party to the financial instrument for commitments to extend credit is represented by the contractual amount of those instruments. The Company uses the same credit policies in making commitments as it does for on-balance-sheet instruments.

Commitments to extend credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Because some of the commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. The Company evaluates each customer’s credit worthiness on a case-by-case basis. The amount of collateral obtained, if deemed necessary by the Company, upon extension of credit, is based on management’s credit evaluation of the counterparty.

As of December 31, 2010, the Company has no commitments to extend credit.

(10)	Credit Risk

The Company grants the majority of its loans to borrowers throughout Broward and portions of Palm Beach and Miami-Dade Counties, Florida. Although the Company has a diversified loan portfolio, a significant portion of its borrowers’ ability to honor their contracts is dependent upon the economy in Broward, Palm Beach and Miami-Dade Counties, Florida.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(11)	Income Taxes

Income taxes (benefit) consisted of the following (in thousands):

	Year Ended December 31,
	2010	2009
Current:
Federal	$(423)	$(3,297)
State	—	—

Total current	(423)	(3,297)

Deferred:
Federal	(2,191)	(1,506)
State	(446)	(824)
Valuation allowance	3,409	2,126

Total deferred	772	(204)

Total	$349	$(3,501)

The reasons for the differences between the statutory Federal income tax rate and the effective tax rate are summarized as follows (dollars in thousands):

	Year Ended December 31,
	2010		2009
	Amount	% of Pretax Loss	Amount	% of Pretax Loss
Income taxes (benefit) at statutory rate	$(2,755)	(34.0)%	$(5,094)	(34.0)%
Increase (decrease) resulting from:
State taxes, net of Federal tax benefit	(294)	(3.6)	(544)	(3.6)
Change in valuation allowance	3,409	42.1	2,126	14.2
Other	(11)	(.2)	11	—

	$349	4.3%	$(3,501)	(23.4)%

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(11)	Income Taxes, Continued

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities are presented below (in thousands).

	At December 31,
	2010	2009
Deferred tax assets:
Allowance for loan losses	$434	$2,516
Net operating loss carryforwards	4,933	317
Premises and equipment	92	58
Impaired securities	67	67
Foreclosed property expenses	14	—
Other	27	—

Gross deferred tax assets	5,567	2,958
Less: Valuation allowance	5,535	2,126

Net deferred tax assets	32	832

Deferred tax liabilities:
Loan costs	(10)	(18)
Prepaid expenses	(22)	(42)

Deferred tax liabilities	(32)	(60)

Net deferred tax asset	$—	$772

During the year ended December 31, 2009, the Company assessed its earnings history and trend over the past year and its estimate of future earnings, and determined that it is more likely than not that the deferred tax assets will not be realized in the near term. Accordingly, a valuation allowance was recorded against the net deferred tax asset for the amount not expected to be realized in the future.

At December 31, 2010, the Company has net operating loss carryforwards of approximately $12.1 million for Federal and $23.0 million for Florida available to offset future taxable income. These carryforwards will begin to expire in 2029.

The Company files U.S. and Florida income tax returns. With few exceptions, the Company is no longer subject to U.S. Federal or state and local income tax examinations by taxing authorities for years before 2007.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(12)	Related Party Transactions

The Company has entered into transactions with its executive officers, directors and their affiliates in the ordinary course of business. There were loans to related parties at December 31, 2010 and 2009 of approximately $244,000 and $4,164,000, respectively. At December 31, 2010 and 2009, these same related parties had approximately $975,000 and $1,092,000, respectively, on deposit with the Company.

(13)	Stock-Based Compensation

The Company established an Incentive Stock Option Plan (the “Plan”) for officers, directors and employees of the Company and reserved 157,680 (amended) shares of common stock for the plan. Both incentive stock options and nonqualified stock options may be granted under the plan. The exercise price of the stock options is determined by the board of directors at the time of grant, but cannot be less than the fair market value of the common stock on the date of grant. The options vest over three and five years.

However, the Company’s board of directors authorized the immediate vesting of all stock options outstanding as of December 29, 2005 and no stock options have been granted since 2005. The options must be exercised within ten years from the date of grant. At December 31, 2010, 66,794 options (amended) were available for grant. The plan terminated on February 27, 2011.

A summary of the activity in the Company’s stock option plan is as follows. All option amounts reflect the one-for-four reverse stock split declared in October 2010 and the 5% stock dividend declared in May 2010 (dollars in thousands, except share amounts):

	Number of Options	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at December 31, 2008	132,186	$29.24
Forfeited	(27,197)	32.00

Outstanding at December 31, 2009	104,989	28.52
Forfeited	(35,857)	27.84

Outstanding and exercisable at
December 31, 2010	69,132	$30.05	3.1 years	$—

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(14)	Regulatory Matters

The Bank is subject to various regulatory capital requirements administered by the regulatory banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Company’s and Bank’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of their assets, liabilities, and certain off-balance-sheet items as calculated under regulatory accounting practices. The capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and percentages (set forth in the following table) of total and Tier 1 capital (as defined in the regulations) to risk-weighted assets (as defined) and of Tier 1 capital (as defined) to average assets (as defined). As of December 31, 2010, the Bank did not meet the capital adequacy ratios as required in the Consent Order discussed below.

The Bank’s actual capital amounts and percentages are also presented in the table (dollars in thousands).

	Actual		For Capital Adequacy Purposes		Minimum To Be Well Capitalized Under Prompt Corrective Action Provisions		Requirements of Consent Order
	Amount	%	Amount	%	Amount	%	Amount	%
As of December 31, 2010:
Total Capital to Risk- Weighted Assets	$9,639	6.70%	$11,513	8.00%	$14,392	10.00%	$17,270	12.00%
Tier I Capital to Risk- Weighted Assets	7,817	5.43	5,757	4.00	8,635	6.00	N/A	N/A
Tier I Capital to Total Assets	7,817	4.02	7,786	4.00	9,733	5.00	15,572	8.00

As of December 31, 2009:
Total Capital to Risk- Weighted Assets	$18,342	10.23%	$14,349	8.00%	$17,937	10.00%	N/A	N/A
Tier I Capital to Risk- Weighted Assets	16,012	8.93	7,175	4.00	10,762	6.00	N/A	N/A
Tier I Capital to Total Assets	16,012	5.85	10,952	4.00	13,690	5.00	N/A	N/A

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(14)	Regulatory Matters, Continued

Regulatory Matters - Company. The Company is subject to the supervision and regulation of the Board of Governors of the Federal Reserve System (the “Federal Reserve”). On June 22, 2010, the Company entered into a written agreement with the Federal Reserve Bank of Atlanta (“Reserve Bank”) with respect to certain aspects of the operation and management of the Company (the “Written Agreement”).

The Written Agreement contains the following principal requirements:

•

The board of directors of the Company must take appropriate steps to fully utilize the Company’s financial and managerial resources to serve as a source of strength to the Bank, including, but not limited to, taking steps to ensure that the Bank complies with the Consent Order entered into with the OFR and the FDIC and any other supervisory action taken by the Bank’s state or federal regulator.

•	The Company may not declare or pay any dividends without prior Reserve Bank and Federal Reserve approval.

•	The Company may not, directly or indirectly, take dividends or any other form of payment representing a reduction in capital from the Bank without prior Reserve Bank approval.

•

The Company and its nonbank subsidiary, OptimumBank Holdings Capital Trust I, may not make any distributions of interest, principal, or other sums on subordinated debentures or trust preferred securities without the prior written approval of the Reserve Bank and the Federal Reserve.

•

The Company and its nonbank subsidiary, OptimumBank Holdings Capital Trust I, may not, directly or indirectly, incur, increase, or guarantee any debt or purchase or redeem any shares of its stock without the prior written approval of the Reserve Bank.

•

The Company must obtain prior written consent from the Reserve Bank before appointing any new director or senior executive officer, or changing the responsibilities of any senior executive officer so that the officer would assume a different senior executive officer position, and must comply with the regulations applicable to indemnification and severance payments.

•	The Company must provide quarterly progress reports to the Reserve Bank, along with parent company only financial statements.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(14)	Regulatory Matters, Continued

Regulatory Matters - Bank. Effective April 16, 2010, the Bank consented to the issuance of a Consent Order by the FDIC and the OFR, also effective as of April 16, 2010.

The Consent Order represents an agreement among the Bank, the FDIC and the OFR as to areas of the Bank’s operations that warrant improvement and presents a plan for making those improvements. The Consent Order imposes no fines or penalties on the Bank. The Consent Order will remain in effect and enforceable until it is modified, terminated, suspended, or set aside by the FDIC and the OFR.

The Consent Order contains the following principal requirements:

•

The Board of Directors of the Bank is required to increase its participation in the affairs of the Bank and assume full responsibility for the approval of sound policies and objectives for the supervision of all of the Bank’s activities.

•

The Bank is required to have and retain qualified and appropriately experienced senior management, including a chief executive officer, a chief lending officer and a chief financial officer, who are given the authority to implement the provisions of the Consent Order.

•	Any proposed changes in the Bank’s Board of Directors or senior executive officers are subject to the prior consent of the FDIC and the OFR.

•

The Bank is required to maintain both a fully funded allowance for loan and lease losses satisfactory to the FDIC and the OFR and a minimum Tier 1 leverage capital ratio of 8% and a total risk-based capital ratio of 12% for as long as the Consent Order remains in effect.

•	The Bank must undertake over a two-year period a scheduled reduction of the balance of loans classified “substandard” and “doubtful” in its 2009 FDIC examination by at least 75%.

•	The Bank is required to reduce the volume of its adversely classified private label mortgage backed securities under a plan acceptable to the FDIC and OFR.

•	The Bank must submit to the FDIC and the OFR for their review and comment a written business/strategic plan covering the overall operation of the Bank.

•

The Bank must implement a plan to improve earnings, addressing goals and strategies for improving and sustaining earnings, major areas for improvement in the Bank’s operating performance, realistic and comprehensive budgets and a budget review process.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(14)	Regulatory Matters, Continued

•	The Bank is required to revise, implement and incorporate recommendations of the FDIC and OFR with respect to the following policies or plans:

•	Lending and Collection Policies

•	Investment Policy

•	Liquidity, Contingency Funding and Funds Management Plan

•	Interest Rate Risk Management Policy

•	Internal Loan Review and Grading System and

•	Internal Control Policy.

•

The Bank’s Board of Directors must review the adequacy of the allowance for loan and lease losses and establish a comprehensive policy satisfactory to the FDIC and OFR for determining such adequacy at least quarterly thereafter.

•	The Bank may not pay any dividends or bonuses without the prior approval of the FDIC.

•	The Bank may not accept, renew or rollover any brokered deposits except with the prior approval of the FDIC.

•	The Bank is required to notify the FDIC and OFR prior to undertaking asset growth of 10% or more per annum while the Consent Order remains in effect.

•	The Bank is required to file quarterly progress reports with the FDIC and the OFR.

The Bank has implemented comprehensive policies and plans to address all of the requirements of the Consent Order and has incorporated recommendations from the FDIC and OFR into these policies and plans. Management believes that the Bank is currently in substantial compliance with all the requirements of the Consent Order except for the Bank’s failure to attain the regulatory capital ratio requirements. The Company is conducting a private placement offering of its common stock intended to result in the Bank attaining such capital ratios. There can be no assurance, however, that the Company will raise sufficient capital, if any, in the private placement offering for the Bank to achieve material compliance with these ratios.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(15)	Dividends

The Company is limited in the amount of cash dividends that may be paid. Banking regulations place certain restrictions on dividends and loans or advances made by the Bank to the Holding Company. The amount of cash dividends that may be paid by the Bank to the Holding Company is based on the Bank’s net earnings of the current year combined with the Bank’s retained earnings of the preceding two years, as defined by state banking regulations. However, for any dividend declaration, the Company must consider additional factors such as the amount of current period net earnings, liquidity, asset quality, capital adequacy and economic conditions. It is likely that these factors would further limit the amount of dividends which the Company could declare. In addition, bank regulators have the authority to prohibit banks from paying dividends if they deem such payment to be an unsafe or unsound practice. At December 31, 2010, the Bank and Holding Company could not pay cash dividends (See Note 14).

(16)	Contingencies

Various claims also arise from time to time in the normal course of business. In the opinion of management, none have occurred that will have a material effect on the Company’s consolidated financial statements.

(17)	Simple IRA

The Company has a Simple IRA Plan whereby substantially all employees participate in the Plan. Employees may contribute up to 15 percent of their compensation subject to certain limits based on federal tax laws. The Company makes matching contributions equal to the first 3% of an employee’s compensation contributed to the Plan. Matching contributions vest to the employee immediately. For the years ended December 31, 2010 and 2009, expense attributable to the Plan amounted to $35,000 and $42,000, respectively.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(18)	Fair Value Measurement

Impaired collateral-dependent loans are carried at fair value when the current collateral value is lower than the carrying value of the loan. Those impaired collateral-dependent loans which are measured at fair value or a nonrecurring basis are as follows (in thousands):

	At December 31, 2010					Losses Recorded in Operations For the Year Ended
	Fair Value	Level 1	Level 2	Level 3	Total Losses	December 31, 2010
Residential real estate-Closed-end first mortgages	$4,136	$—	$—	$4,136	$561	$561
Commercial real estate:
Owner-occupied	70	—	—	70	20	20
Non-owner-occupied	8,893	—	—	8,893	2,583	1,857
Land and construction	7,231	—	—	7,231	1,815	1,363

	$20,330	$—	$—	$20,330	$4,979	$3,801

	At December 31, 2009					Losses Recorded in Operations For the Year Ended
	Fair Value	Level 1	Level 2	Level 3	Total Losses	December 31, 2009
Residential real estate:
Closed-end first mortgages	$3,412	$—	$—	$3,412	$1,227	$1,227
Closed-end second mortgages	200	—	—	200	205	205
Multi-family real estate	842	—	—	842	562	562
Commercial real estate-Non-owner-occupied	1,656	—	—	1,656	1,844	1,844
Land and construction	7,855	—	—	7,855	4,490	4,426
Consumer-Non-real estate secured	1	—	—	1	198	198

	$13,966	$—	$—	$13,966	$8,526	$8,462

Loans with a carrying value of $15,796,000 and $20,370,000 at December 31, 2010 and 2009, respectively, were measured for impairment using Level 3 inputs and had a fair value in excess of carrying value.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(18)	Fair Value Measurement, Continued

Foreclosed real estate is recorded at fair value less estimated costs to sell. Foreclosed real estate which is measured at fair value on a nonrecurring basis is as follows (in thousands):

	At Year End					Losses Recorded
	Fair Value	Level 1	Level 2	Level 3	Total Losses	During the Year
At December 31, 2010	$3,215	$—	$—	$3,215	$—	$—

At December 31, 2009	$5,487	$—	$—	$5,487	$82	$8

(19)	Stockholders’ Equity

The Company’s board of directors authorized a one-for-four reverse stock split on October 18, 2010, which became effective on November 5, 2010, with fractional shares rounded up to the next largest whole share. As part of the reverse stock split, the Company amended its Articles of Incorporation on November 5, 2010, to ratably decrease the number of common shares authorized from 6,000,000 shares to 1,500,000 shares.

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(20)	Holding Company Financial Information

The Holding Company’s unconsolidated financial information as of December 31, 2010 and 2009 and for the years then ended follows (in thousands):

Condensed Balance Sheets

	At December 31,
	2010	2009
Assets

Cash	$172	$286
Investment in subsidiary	7,817	16,012
Other assets	180	180

Total assets	$8,169	$16,478

Liabilities and Stockholders' Equity

Other liabilities	$179	$35
Junior subordinated debenture	5,155	5,155
Stockholders' equity	2,835	11,288

Total liabilities and stockholders' equity	$8,169	$16,478

Condensed Statements of Operations

	Year Ended December 31,
	2010	2009
Loss of subsidiary	$(8,195)	$(11,189)
Interest expense	(144)	(275)
Other expense	(114)	(147)
Loss before income tax benefit	(8,453)	(11,611)

Income tax benefit	—	(130)

Net loss	$(8,453)	$(11,481)

(continued)

OPTIMUMBANK HOLDINGS, INC. AND SUBSIDIARY

Notes to Consolidated Financial Statements, Continued

(20)	Holding Company Financial Information, Continued

Condensed Statements of Cash Flows

	Year Ended December 31,
	2010	2009
Cash flows from operating activities:
Net loss	$(8,453)	$(11,481)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in undistributed loss of subsidiary	8,195	11,189
Decrease in other assets	—	76
Increase (decrease) in accrued other liabilities	144	(110)

Net cash used in operating activities	(114)	(326)

Cash flow from investing activity- Dividend from subsidiary	—	250

Net decrease in cash	(114)	(76)
Cash at beginning of the year	286	362

Cash at end of year	$172	$286

Noncash transactions:
Change in accumulated other comprehensive loss of subsidiary, net change in unrealized loss on security available for sale, net of tax	$—	$4

Common stock dividend	$—	$554

Reverse stock split	$25	$—

OPTIMUMBANK HOLDINGS, INC.

VOTE BY INTERNET OR TELEPHONE

QUICK *** EASY *** IMMEDIATE

As a stockholder of OptimumBank Holdings, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on September 27, 2011.

	OR		OR

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.		Vote Your Proxy by Phone: Call 1 (866) 894-0537 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares		Vote Your Proxy by mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE

VOTING ELECTRONICALLY OR BY PHONE

▼  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ▼

PROXY	Please mark your votes like this	☒

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF OPTIMUMBANK HOLDINGS, INC.’S BOARD OF DIRECTORS.

		FOR	AGAINST	ABSTAIN
1.	ISSUANCE OF UP TO 37,500,000 SHARES OF COMMON STOCK IN A PROPOSED PRIVATE PLACEMENT	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK TO 50,000,000	☐	☐	☐

		FOR	AGAINST	ABSTAIN
3.	ADJOURNMENT OF SPECIAL MEETING IF NECESSARY	☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date	, 2011.

IMPORTANT–PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

▼  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ▼

OPTIMUMBANK HOLDINGS, INC.

PROXY

FOR SPECIAL MEETING OF SHAREHOLDERS

September 28, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints SAM BOREK and RICHARD L. BROWDY, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on September 28, 2011, at 10:00 a.m. or at any adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

(CONTINUED, AND TO BE MARKED, SIGNED AND DATED ON THE REVERSE SIDE)